EXHIBIT 10.24

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  THE SYMBOL “[REDACTED]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

AIRCRAFT LEASE AGREEMENT

Dated as of December 5, 2003

BETWEEN

FRONTIER AIRLINES, INC.

as LESSEE

and

INTERNATIONAL LEASE FINANCE CORPORATION

as LESSOR

Aircraft Make and Model:	New Airbus A319-111
Aircraft Manufacturer’s Serial Number:	2198
Aircraft Registration Mark:	Per Exhibit G
Make and Model of Engines:	CFM56-5B5/P
Serial Numbers of Engines:	Per Exhibit G

NEW AIRCRAFT NO. 1

TABLE OF CONTENTS

ARTICLE 1	SUMMARY OF TRANSACTION

ARTICLE 2	DEFINITIONS
2.1	General Definitions
2.2	Specific Definitions

ARTICLE 3	PLACE AND DATE OF DELIVERY
3.1	Place of Delivery
3.2	Scheduled Delivery Date
3.3	Delivery Subject to Manufacturer Delivery
3.4	No LESSOR Liability
3.5	Total Loss of Aircraft Prior to Delivery
3.6	Cancellation for Delay
3.7	Delay

ARTICLE 4	LEASE TERM
4.1	Lease Term
4.2	“Expiration Date”
4.3	“Termination Date”

ARTICLE 5	SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS
5.1	Security Deposit
5.2	[Redacted]
5.3	Rent
5.4	Reserves
5.5	[Redacted]
5.6	LESSOR’s Bank Account
5.7	Default Interest
5.8	No Deductions or Withholdings
5.9	Value Added Taxes
5.10	Wire Transfer Disbursement Report
5.11	Net Lease
5.12	LESSOR Performance of LESSEE Obligation
5.13	Consideration for Rent and Other Amounts

ARTICLE 6	INVOLVEMENT WITH AIRCRAFT MANUFACTURER
6.1	LESSEE Selection of Aircraft
6.2	Participation Agreement
6.3	Procurement of BFE
6.4	LESSEE Inspection of Aircraft
6.5	Aircraft at Delivery
6.6	Delivery of the Aircraft to LESSEE
6.7	LESSEE Acceptance of Aircraft

ARTICLE 7	PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS
7.1	Pre-Delivery Requirements
7.2	LESSOR’s Pre-Delivery Requirements
7.3	Delivery Requirements
7.4	Post-Delivery Requirements

ARTICLE 8	DISCLAIMERS
8.1	“As Is, Where Is”
8.2	Waiver of Warranty of Description
8.3	LESSEE Waiver
8.4	Conclusive Proof
8.5	No LESSOR Liability for Losses
8.6	No Liability to Repair or Replace
8.7	No Waiver

ARTICLE 9	MANUFACTURERS’ AND VENDORS’ WARRANTIES
9.1	Warranties
9.2	Non-Assignable Warranties
9.3	Reassignment
9.4	Warranty Claims

ARTICLE 10	OPERATION OF AIRCRAFT
10.1	Costs of Operation
10.2	Compliance with Laws
10.3	Training
10.4	No Violation of Insurance Policies
10.5	Flight Charges

ARTICLE 11	SUBLEASES
11.1	No Sublease without LESSOR Consent
11.2	LESSOR Costs
11.3	Any Approved Sublease

11.4	Assignment of Sublease
11.5	Wet Leases
11.6	Continued Responsibility of LESSEE

ARTICLE 12	MAINTENANCE OF AIRCRAFT
12.1	General Obligation
12.2	Specific Obligations
12.3	Replacement of Parts
12.4	Removal of Engines
12.5	Pooling of Engines and Parts
12.6	Installation of Engines on Other aircraft
12.7	Engine Thrust Rating
12.8	Modifications
12.9	Performance of Work by Third Parties
12.10	Reporting Requirements
12.11	Information Regarding Maintenance Program
12.12	LESSOR Rights to Inspect Aircraft

ARTICLE 13	USE OF RESERVES
13.1	Airframe Reserves
13.2	Engine Performance Restoration Reserves
13.3	Engine LLP Reserves
13.4	Landing Gear Reserves
13.5	Reimbursement
13.6	Reimbursement Adjustment
13.7	Costs in Excess of Reserves
13.8	Reimbursement after Termination Date

ARTICLE 14	TITLE AND REGISTRATION
14.1	Title to the Aircraft during Lease Term
14.2	Registration of Aircraft
14.3	Filing of This Lease

ARTICLE 15	IDENTIFICATION PLATES
15.1	Airframe Identification Plates
15.2	Engine Identification Plates

ARTICLE 16	TAXES
16.1	General Obligation of LESSEE
16.2	Exceptions to Indemnity
16.3	After-Tax Basis

16.4	Timing of Payment
16.5	Contests
16.6	Refunds
16.7	Cooperation in Filing Tax Returns
16.8	Survival of Obligations

ARTICLE 17	INDEMNITIES
17.1	General Indemnity
17.2	Exceptions to General Indemnities
17.3	After-Tax Basis
17.4	Timing of Payment
17.5	Subrogation
17.6	Notice
17.7	Refunds
17.8	Defense of Claims
17.9	Survival of Obligation

ARTICLE 18	INSURANCE
18.1	Categories of Insurance
18.2	Third Party War Liability Insurance
18.3	Installation of Third Party Engine
18.4	Insurance for Indemnities
18.5	Renewal
18.6	Assignment of Rights by LESSOR
18.7	Deductibles
18.8	Insurance for Wet Lease Operations
18.9	Other Insurance
18.10	Information
18.11	Currency
18.12	Grounding of Aircraft
18.13	Failure to Insure
18.14	Reinsurance
18.15	Limit on Hull in Favor of LESSEE

ARTICLE 19	LOSS, DAMAGE AND REQUISITION
19.1	Definitions
19.2	Notice of Total Loss
19.3	Total Loss of Aircraft or Airframe
19.4	Surviving Engine(s)
19.5	Total Loss of Engine and Not Airframe
19.6	Other Loss or Damage

v

19.7	Copy of Insurance Policy
19.8	Government Requisition
19.9	Return of Security Deposit and other Amounts

ARTICLE 20	REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE
20.1	Representations and Warranties
20.2	Covenants

ARTICLE 21	REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR
21.1	Representations and Warranties
21.2	Covenant of Quiet Enjoyment
21.3	Covenant of U.S. Citizenship

ARTICLE 22	FINANCIAL AND RELATED INFORMATION

ARTICLE 23	RETURN OF AIRCRAFT
23.1	Date of Return
23.2	Technical Report
23.3	Return Location
23.4	Full Aircraft Documentation Review
23.5	Aircraft Inspection
23.6	Certificate of Airworthiness Matters
23.7	General Condition of Aircraft at Return
23.8	Checks Prior to Return
23.9	Part Lives
23.10	Export and Deregistration of Aircraft
23.11	LESSEE’s Continuing Obligations
23.12	Airport and Navigation Charges
23.13	Return Acceptance Certificate
23.14	Indemnities and Insurance
23.15	Civil Reserve Air Fleet

ARTICLE 24	ASSIGNMENT
24.1	No Assignment by LESSEE
24.2	Sale or Assignment by LESSOR
24.3	LESSOR’s Lender
24.4	LESSEE Cooperation
24.5	Protections

ARTICLE 25	DEFAULT OF LESSEE
25.1	LESSEE Notice to LESSOR
25.2	Events of Default
25.3	LESSOR’s General Rights
25.4	Deregistration and Export of Aircraft
25.5	LESSEE Liability for Damages
25.6	Waiver of Default
25.7	Present Value of Payments
25.8	Use of “Termination Date”
25.9	LESSEE’s Remedies
25.10	Waiver of Consequential Damages

ARTICLE 26	NOTICES
26.1	Manner of Sending Notices
26.2	Notice Information

ARTICLE 27	GOVERNING LAW AND JURISDICTION
27.1	California Law
27.2	Non-Exclusive Jurisdiction in California
27.3	Service of Process
27.4	Prevailing Party in Dispute
27.5	Waiver

ARTICLE 28	MISCELLANEOUS
28.1	[Redacted]
28.2	Press Releases
28.3	LESSOR Performance for LESSEE
28.4	LESSOR’s Payment Obligations
28.5	Application of Payments
28.6	Usury Laws
28.7	Delegation by LESSOR
28.8	Rights of Parties
28.9	Further Assurances
28.10	Use of Word “including”
28.11	Headings
28.12	Invalidity of Any Provision
28.13	Time Is of the Essence
28.14	Amendments in Writing
28.15	Counterparts
28.16	Delivery of Documents by Fax
28.17	Entire Agreement

28.18	Expenses

EXHIBIT A	AIRCRAFT DESCRIPTION

EXHIBIT B	SUMMARY OF TRANSACTION

EXHIBIT C	COMMERCIAL TERMS

EXHIBIT D	PARTICIPATION AGREEMENT

EXHIBIT E	CERTIFICATE OF INSURANCE

EXHIBIT F	BROKERS’ LETTER OF UNDERTAKING

EXHIBIT G	ESTOPPEL AND ACCEPTANCE CERTIFICATE

EXHIBIT H	OPINION OF COUNSEL

EXHIBIT I	ASSIGNMENT OF RIGHTS (AIRFRAME)

EXHIBIT J	ASSIGNMENT OF RIGHTS (ENGINES)

EXHIBIT K	RETURN ACCEPTANCE RECEIPT

EXHIBIT L	MONTHLY REPORT

EXHIBIT M	AIRCRAFT DOCUMENTATION

EXHIBIT N	TECHNICAL EVALUATION REPORT

AIRCRAFT LEASE AGREEMENT

THIS AIRCRAFT LEASE AGREEMENT is made and entered into as of December 5, 2003.

BETWEEN:

FRONTIER AIRLINES, INC., a Colorado corporation whose address and principal place of business are at Frontier Center One, 7001 Tower Road, Denver, Colorado 80249 (“LESSEE”) and

INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation whose address and principal place of business are at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067-6049, United States of America (“LESSOR”).

The subject matter of this Lease is one (1) new Airbus A319-111 aircraft as more particularly described on Exhibit A attached hereto.  In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, LESSOR hereby agrees to lease to LESSEE and LESSEE hereby agrees to lease from LESSOR the aircraft and the parties further agree as follows:

ARTICLE 1                                  SUMMARY OF TRANSACTION

SEE EXHIBIT B.

ARTICLE 2                                  DEFINITIONS

Except where the context otherwise requires, the following words have the following meanings for all purposes of this Lease.  The definitions are equally applicable to the singular and plural forms of the words.  Any agreement defined below includes each amendment, modification, supplement and waiver thereto in effect from time to time.

2.1                                                                     General Definitions.

“Aircraft” means the Aircraft described on Exhibit A hereto, including the Airframe, two (2) Engines, Parts and Aircraft Documentation, collectively.  As the context requires, “Aircraft” may also mean the Airframe, any Engine, any Part, the Aircraft Documentation or any part thereof individually.  For example, in the context of return to LESSOR the term “Aircraft” means the Airframe, Engines, Parts and Aircraft Documentation collectively, yet in the context of LESSEE not creating any Security Interests other than Permitted Liens on the Aircraft, the term “Aircraft” means any of the Airframe, any Engine, any Part or the Aircraft Documentation individually.

“Aircraft Documentation” means all (a) log books, Aircraft records, manuals and other documents provided to LESSEE in connection with the A3ircraft, as listed in Exhibit G, (b) all documents listed in Exhibit M and (c) any other documents required to be maintained during the Lease Term by the Aviation Authority, LESSEE’s Maintenance Program and this Lease.

“Airframe” means the airframe listed in the Estoppel and Acceptance Certificate executed at Delivery together with all Parts relating thereto (except Engines or engines).

“Airframe Warranty Assignment” means the Assignment of Rights (Airframe) to be entered into between LESSOR and LESSEE in the form of Exhibit I.

“Airworthiness Directives” or “ADs” means all airworthiness directives (or equivalent) issued by the FAA applicable to the Aircraft.

“APU” means the auxiliary power unit of the Aircraft.

“Aviation Authority” means the FAA or any Government Entity which under the Laws of U.S. from time to time has control over civil aviation or the registration, airworthiness or operation of aircraft in U.S.  If the Aircraft is registered in a country other than the U.S., “Aviation Authority” means the agency which regulates civil aviation in such other country.

“Aviation Documents” means any or all of the following which at any time may be obtainable from the Aviation Authority: (a) LESSOR’s application for registration of the Aircraft with the appropriate authority in the State of Registration, (b) the certificate of registration for the Aircraft issued by the State of Registration, (c) a certificate of airworthiness for the Aircraft specifying transport category (passenger), (d) an air operator’s certificate, (e) such recordation of LESSOR’s title to the Aircraft and interest in this Lease as may be available in the State of Registration and (f) all such other authorizations, approvals, consents and certificates in the State of Registration as may be required to enable LESSEE lawfully to operate the Aircraft.

“AVSA” means AVSA S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France.

“Basic Engine” means those units and components of the Engine which are used to induce and convert fuel/air mixture into thrust/power; to transmit power to the fan and accessory drives; to supplement the function of other defined systems external to the Engine; and to control and direct the flow of internal lubrication, plus all essential accessories as supplied by Engine manufacturer.  The nacelle, installed components related to the Aircraft systems, thrust reversers, QEC and the exhaust nozzle are excluded.

“BFE” means any equipment which is to be provided by the purchaser of the Aircraft (whether actually provided by LESSOR as buyer-furnished equipment or Manufacturer as seller-purchased equipment).

“Business Day” means a day other than a Saturday or Sunday on which the banks in New York City and Denver, Colorado are open for the transaction of business of the type required by this Lease.

“Certificated Air Carrier” means any Person (except the U.S. Government) that is a “citizen of the United States of America” (as defined in Section 40102 of Title 49 of U.S.C.) and holding a Certificate of Public Convenience and Necessity issued under Section 41102 of Title 49 of U.S.C. by the Department of Transportation or any predecessor or successor agency thereto, or, in the event such certificates shall no longer be applicable, any Person (except the U.S. Government) that is a citizen of the U.S. (as defined in Section 40102 of Title 49 of the U.S.C.) and legally engaged in the business of transporting for hire passengers or cargo by air predominantly to, from or between points within the U.S., and, in either event, operating commercial jet aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, which also is certificated.

“Confidentiality Agreement” means that certain agreement between LESSOR and LESSEE executed in September 2003, concerning the confidential treatment of certain information with respect to the transaction contemplated by this Lease.

“Creditor” means any lessor, owner, bank, lender, mortgagee or other Person which is the owner of or has any interest in an aircraft engine or aircraft operated by LESSEE.

“Creditor Agreement” means the applicable agreement between a Creditor and LESSEE or between Creditors pursuant to which such Creditor owns, leases or has an interest in either an aircraft operated by LESSEE on which an Engine may be installed or in an aircraft engine which may be installed on the Airframe.

“Default” means any event which, upon the giving of notice or the lapse of time would constitute an Event of Default.

“Delivery” has the meaning given to such term in Article 6.6.

“Delivery Date” means the date on which Delivery takes place.

“DGAC” means the French Direction Générale a l’Aviation Civile or any successor thereto.

“Dollars” and “$” means the lawful currency of the U.S.

“Engine” means (a) each of the engines listed on the Estoppel and Acceptance Certificate; (b) any replacement engine to which title has been transferred to LESSOR pursuant to Article 19.5 following a Total Loss of an Engine and which otherwise meets the requirements of such Article; and (c) all Parts installed in or on any of such engines at Delivery (or substituted, renewed or replacement Parts in accordance with this Lease) so long as title thereto is or remains vested in LESSOR in accordance with the terms of Article 12.3.

“Engine Refurbishment” means all scheduled and unscheduled off wing Engine maintenance and repair accomplished for each module of the Basic Engine in accordance with the performance restoration or full overhaul sections of the Engine manufacturer’s workscope planning guide.

“Engine Warranty Assignment” means the Assignment of Rights (Engines) to be entered into between LESSOR and LESSEE in the form of Exhibit J.

“Estoppel and Acceptance Certificate” means that certain estoppel and acceptance certificate in the form of Exhibit G pursuant to which LESSEE accepts Delivery of the Aircraft.

“Event of Default” means any of the events referred to in Article 25.2.

“FAA” means the Federal Aviation Administration of the Department of Transportation or any successor thereto under the Laws of the U.S.

“FAR” and “FARs” refer to the U.S. Federal Aviation Regulations embodied in Title 14 of the U.S. Code of Federal Regulations, as amended from time to time, or any successor regulations thereto.

“Geneva Convention” means the Convention on the International Recognition of Rights in Aircraft signed in Geneva, Switzerland on June 19, 1948.

“Government Entity” means any (a) national, state or local government, (b) board, commission, department, division, instrumentality, court, agency or political subdivision thereof and (c) association, organization or institution of which any of the entities listed in (a) or (b) is a member or to whose jurisdiction any such entity is subject.

“Landing Gear” means the installed main and nose landing gear, components and their associated actuators, side braces and parts.

“Law” means any (a) statute, decree, constitution, regulation, order or any directive of any Government Entity, (b) treaty, pact, compact or other agreement to which any Government Entity is a signatory or party and (c) judicial or administrative interpretation or application of any of the foregoing.

“Lease” means this Aircraft Lease Agreement, together with all Exhibits hereto.

“LESSOR’s Lien” means any Security Interest created by LESSOR or otherwise arising solely as a result of any act or omission of LESSOR or any Person claiming by or through LESSOR.

“LESSOR’s Taxes” means any Taxes referred to in Article 16.2.

“Maintenance Program” means (a) LESSEE’s maintenance program as approved by the Aviation Authority, (b) if applicable, the maintenance program of any Permitted Sublessee, during the term of any permitted sublease, or (c) such other maintenance program as LESSOR may, in its reasonable discretion, accept in writing.

“Manufacturer” means Airbus Industries, G.I.E.

“MPD” means the Maintenance Planning Document published by Manufacturer and applicable to the Aircraft.  With respect to the hour/cycle/calendar time limitation of Parts and inspections, references to the MPD mean the most restrictive limitation set forth therein.

“Operative Documents” means this Lease, the Participation Agreement, the Airframe Warranty Assignment, the Engine Warranty Assignment, the Estoppel and Acceptance Certificate and any Side Letter or other document or agreement signed by both LESSEE and LESSOR on or after the date hereof relating to the leasing of the Aircraft hereunder or the transactions contemplated hereby.

“Overhaul” means the full reconditioning of an APU, Landing Gear, module or Part, as the case may be, in which such equipment has been fully disassembled; cleaned; thoroughly inspected; and returned to the standard specified by the applicable manufacturer’s manual.  With respect to Engines, “Overhaul” means Engine Refurbishment.

“Part” means any part, component, appliance, system module, engine module, accessory, material, instrument, communications equipment, furnishing, LESSEE-furnished or LESSOR-purchased equipment, the APU, or other item of equipment (other than complete Engines or engines) for the time being installed in or attached to the Airframe or any Engine, or which, having been removed from the Airframe or any Engine, remains the property of LESSOR.

“Participation Agreement” means the Participation Agreement to be entered into by LESSEE, LESSOR and AVSA and the Manufacturer in the form of Exhibit D.

“Permitted Lien” means (a) LESSOR’s Liens; (b) Security Interests arising in the ordinary course of LESSEE’s business for Taxes either not yet assessed or, if assessed, not yet due or being contested in good faith in accordance with Article 16.5 or (c) materialmen’s, mechanics’, workmen’s, repairmen’s, employees’ liens or similar Security Interests arising by operation of Law after the Delivery Date in the ordinary course of LESSEE’s business for amounts which are either not yet due or are being contested in good faith by appropriate proceedings (and for which adequate reserves have been made or, when required in order to pursue such proceedings, an adequate bond has been provided) so long as such proceedings do not involve any material danger of sale, forfeiture or loss of the Aircraft.

“Permitted Sublessee” has the meaning ascribed thereto in Article 11.1.1.

“Permitted Transferee” means any Person who:

(a)                           is a “citizen of the United States” as defined in Section 40102 of Title 49 of the U.S.C. with the requisite power and authority to enter into and carry out the transactions contemplated by this Lease;

(b)                          is not, and is not affiliated with, a Certificated Air Carrier or other commercial air carrier;

(c)                           enters into a binding agreement with LESSOR and LESSEE pursuant to which, among other things, it agrees to be bound by the terms of this Lease and agrees to perform all of the obligations of LESSOR hereunder; and

(d)                          is either (i) a U.S. bank, insurance company or other financial institution with a consolidated net worth, prior to the date of transfer, of at least $30,000,000, (ii) a corporation which has (or a general partnership whose general partners have) a consolidated net worth, prior to the date of transfer, of at least $30,000,000 and which is a sophisticated entity, experienced in participating as an equity investor in commercial aircraft leases, (iii) the trustee or agent of an aircraft income or similar fund; provided that such trustee or agent has a consolidated net worth, prior to the date of transfer, of at least $30,000,000, or (iv) such other Person as LESSEE shall approve in writing, such approval not to be unreasonably withheld or delayed.

“Person” means any individual, firm, partnership, joint venture, trust, corporation, Government Entity, committee, department, authority or any body, incorporated or unincorporated, whether having distinct legal personality or not.

“Prime Rate” means the rate of interest from time to time publicly quoted by JPMorgan Chase Bank in New York, New York, or its successor, as its prime commercial lending rate.

“Prohibited Country” means any country to which the export and/or use of an Airbus A319-111 aircraft with CFM56-5B5/P engines attached thereto is not permitted under (a) any United Nations sanctions, (b) the Council Regulation (EC) No. 149/2003 which updates and amends Council Regulation (EC) 1334/2000, (c) the United States Export Administration Act 1979 (as amended) or any successor legislation and/or the Export Administration Regulations promulgated thereunder, (d) where applicable, the various regulations administered from time to time by the Office of Foreign Assets Control of the U.S. Treasury Department, (e) any similar or corresponding legislation then in effect in the U.S., the United Kingdom, France, Spain or

Germany or (f) any subsequent United Nations Sanctions Orders the effect of which prohibits or restricts the export and/or use of Airbus A319-111 aircraft with CFM56-5B5/P engines attached thereto to such country.

“Security Interest” means any encumbrance or security interest, however and wherever created or arising including (without prejudice to the generality of the foregoing) any right of ownership, security, mortgage, pledge, charge, encumbrance, lease, lien, statutory or other right in rem, hypothecation, title retention, attachment, levy, claim or right of possession or detention.

“State of Registration” means (a) the U.S., (b) in the case of a sublease by LESSEE to a Permitted Sublessee, the permitted state of registration of any aircraft leased by LESSOR to such Permitted Sublessee, or (c) such other country or state of registration of the Aircraft as LESSOR may, in its absolute discretion, approve in writing.

“U.S.” means the United States of America.

Specific Definitions.  The following terms are defined in the Articles referenced below:

Terms	Article
Accrued Engine Maintenance Cost	23.9.2(a)
Agreed Value	19.1
Airframe Reserves	5.4.1
CRAF	23.15.1
CRAF Program Requisition Period	23.15.1
Default Interest	5.7
Delivery Location	3.1
Eligible Structural Check	13.1
Engine LLP Reserves	5.4.1
Engine Performance Restoration Reserves	5.4.1
Expenses	17.1
Expiration Date	4.2
Indemnitees	17.1
Landing Gear Reserves	5.4.1
Lease Term	4.1
LESSEE Customization Costs	5.3.1

Terms	Article
LESSOR’s Assignee	24.2.1
LESSOR’s Bank	5.6
LESSOR’s Lender	24.3
Manufacturer’s Escalation Rate	5.3.1
MCPH Agreement	12.1.5
Modification	12.8.1
Net Total Loss Proceeds	19.1
OEM Part	12.1.4
Outside Delivery Date	3.6
Passenger Service Equipment	12.8.1
Payment Default	5.4.2
Rent	5.3.1
Reserves	5.4.1
Scheduled Delivery Date	3.2
Security Deposit	5.1.1
Taxes	16.1
Termination Date	4.3
Total Loss	19.1
Total Loss Date	19.1
Total Loss Proceeds	19.1

ARTICLE 3                                  PLACE AND DATE OF DELIVERY

3.1                                                                     Place of Delivery.    LESSOR will deliver the Aircraft to LESSEE at Manufacturer’s facility at Hamburg, Germany or such other place as may be agreed in writing between the parties (the “Delivery Location”).

3.2                                                                     Scheduled Delivery Date.    As of the date of this Lease, Delivery of the Aircraft from Manufacturer to LESSOR is scheduled to occur in the month of [SEE PARAGRAPH 1 OF EXHIBIT C.].  LESSOR will notify LESSEE from time to time and in a timely manner but no later than ninety (90) days prior to the scheduled month of delivery of the scheduled week of delivery and no later than thirty (30) days prior to the exact date on which LESSOR expects Delivery to take place (the “Scheduled Delivery Date”).

3.3                                                                     Delivery Subject to Manufacturer Delivery.    Subject to the provisions of this Article 3, LESSOR and LESSEE expressly acknowledge that Delivery of the Aircraft to

LESSEE is subject to and conditioned upon delivery of the Aircraft by Manufacturer to LESSOR.

3.4                                                                     No LESSOR Liability.    LESSOR will not be liable for any loss or expense, or any loss of profit, arising from any delay or failure in Delivery to LESSEE unless such delay or failure arises as a direct consequence of the willful misconduct of LESSOR or the breach by LESSOR of its obligations under the purchase agreement with respect to the Aircraft, and in no event will LESSOR be liable for any delay or failure which is caused by any breach or delay on the part of Manufacturer or any BFE supplier.

3.5                                                                     Total Loss of Aircraft Prior to Delivery.    If a Total Loss of the Aircraft occurs prior to Delivery, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit in accordance with Article 5.1.3 and any prepaid Rent, whereupon this Lease shall terminate.

3.6                                                                     Cancellation for Delay.

3.6.1                        Promptly after LESSOR becomes aware that in Manufacturer’s opinion a delay will cause Delivery to be delayed beyond [SEE PARAGRAPH 2 OF EXHIBIT C.] (the “Outside Delivery Date”), LESSOR will notify LESSEE.  By written notice given within thirty (30) days after the first to occur of (i) LESSEE’s receipt of such LESSOR notice or (ii) the Outside Delivery Date, either party may by written notice to the other party terminate this Lease and this Lease will terminate on the date of receipt of such notice, provided however that LESSOR shall not so terminate this Lease unless it has cancelled its purchase of the Aircraft from the Manufacturer.  If neither party gives notice of termination within such thirty (30) day period, then the period for termination shall be deemed to be extended for an additional one hundred and eighty (180) days after the expiration of such thirty (30) day period.  In the event that neither party gives a notice of termination within such one hundred and eighty (180) day period, the Lease will automatically terminate upon the expiration of such period, and LESSOR will return to LESSEE the Security Deposit and any prepaid Rent as provided above.

3.6.2                        In the event that Delivery is delayed more than sixty (60) days beyond the Scheduled Delivery Date due to the gross negligence or willful misconduct of LESSOR, LESSEE shall have the right to terminate this Lease by written notice to LESSOR, and this Lease will terminate on the date that is thirty (30) days after LESSOR’s receipt of such notice of termination.

3.6.3                        In the event of any termination of this Lease pursuant to Article 3.6.1 or Article 3.6.2, neither party will have any further liability to the other party except that LESSOR will return to LESSEE the Security Deposit in accordance with Article 5.1.3 and any prepaid Rent.

3.7                                                                     Delay.    In the event that the Delivery of the Aircraft is delayed beyond the Scheduled Delivery Date, then LESSEE and LESSOR will meet to discuss the action that they will take against Manufacturer or any vendor as a result of such delay and what compensation they desire from the Manufacturer or such vendor.  In the event that LESSOR receives compensation from Manufacturer as a result of any delay, LESSOR after deducting its costs and expenses resulting from such delay will provide to LESSEE the balance of such compensation received from Manufacturer.  In the event that LESSOR receives an abatement or other concession by Manufacturer in respect of Manufacturer’s Escalation Rate as a result of any delay, LESSOR will pass through such abatement or concession to LESSEE.

ARTICLE 4                                  LEASE TERM

4.1                                                                     Lease Term.    The term of leasing of the Aircraft will commence on the Delivery Date and continue for a term of [SEE PARAGRAPH 3 OF EXHIBIT C.] (“Lease Term”).

4.2                                                                     “Expiration Date.    “Expiration Date” means the date on which LESSEE is required to redeliver the Aircraft to LESSOR in the condition required by this Lease on the last day of the Lease Term.

4.3                                                                     “Termination Date.    If LESSEE returns the Aircraft to LESSOR on the Expiration Date in the condition required by Article 23, then “Termination Date” has the same meaning as “Expiration Date”.  If LESSEE does not do so, then “Termination Date” means the date on which the first of the following events occurs:

(a)                                              there is a Total Loss of the Aircraft prior to Delivery pursuant to Article 3.5;

(b)                                             cancellation of this Lease occurs pursuant to Article 3.6;

(c)                                              there is a Total Loss of the Aircraft and payment is made to LESSOR in accordance with Article 19.3;

(d)                                             an Event of Default occurs and LESSOR repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3 prior to the Expiration Date and recovers possession and control of the Aircraft;

(e)                                              an Event of Default occurs hereunder due to LESSEE returning the Aircraft after the Expiration Date in the condition required by this Lease; or

(f)                                                an Event of Default occurs and LESSOR repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3 after the Expiration Date and recovers possession and control of the Aircraft.

ARTICLE 5                                  SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

5.1                                                                     Security Deposit.    SEE PARAGRAPH 4 OF EXHIBIT C.

5.1.1                        SEE PARAGRAPH 4(a) OF EXHIBIT C.

5.1.2                        SEE PARAGRAPH 4(b) OF EXHIBIT C.

5.1.3                        SEE PARAGRAPH 4(c) OF EXHIBIT C.

5.2                                                                     [Redacted].    SEE PARAGRAPH 5 OF EXHIBIT C.

5.3                                                                     Rent.    SEE PARAGRAPH 6 OF EXHIBIT C.

5.3.1        SEE PARAGRAPH 6(a) OF EXHIBIT C.

5.3.2        SEE PARAGRAPH 6(b) OF EXHIBIT C.

5.4                                                                     Reserves.    SEE PARAGRAPH 7 OF EXHIBIT C.

5.4.1        SEE PARAGRAPH 7(a) OF EXHIBIT C.

5.4.2        SEE PARAGRAPH 7(b) OF EXHIBIT C.

5.4.3        SEE PARAGRAPH 7(c) OF EXHIBIT C.

5.4.4        SEE PARAGRAPH 7(d) OF EXHIBIT C.

(a)                                              SEE PARAGRAPH 7(d)(i) OF EXHIBIT C.

(b)                                             SEE PARAGRAPH 7(d)(ii) OF EXHIBIT C.

5.4.5        SEE PARAGRAPH 7(e) OF EXHIBIT C.

5.4.6        SEE PARAGRAPH 7(f) OF EXHIBIT C.

5.5                                                                     [Redacted].    SEE PARAGRAPH 8 OF EXHIBIT C.

5.6                                                                     LESSOR’s Bank Account.    The Security Deposit, Transaction Fee, Rent, Reserves and any other payment due under this Lease will be paid by wire transfer of immediately available U.S. Dollar funds to LESSOR’s bank account at:

International Lease Finance Corporation

Account No. 910-274-9067

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10017

ABA# 021000021

or to such other bank account as LESSOR may from time to time designate by written notice (“LESSOR’s Bank”).  When it is stated in this Lease that an installment of the Security Deposit, the monthly Rent, Reserves or any other payment is due or must be paid or made by LESSEE by a specific date, then such payment actually must be received by LESSOR’s Bank on or before such specific date, even if, in order for such payment to be received by LESSOR’s Bank by such specific date, LESSEE must initiate the wire transfer prior to such specific date.

5.7                                                                     Default Interest.    If LESSOR’s Bank does not receive the Rent or any other amount on or before the specific date when due, LESSOR will suffer loss and damage the exact nature and amount of which are difficult or impossible to ascertain.  LESSEE will pay LESSOR as supplemental Rent (by way of agreed compensation and not as a penalty) interest on any due and unpaid amounts payable by LESSEE under this Lease calculated at a per annum rate (based on a 360 day year) equal to [SEE PARAGRAPH 9 OF EXHIBIT C.] plus the Prime Rate in effect on the date on which the amount was originally due for the period from the date the amount originally was due through the date the amount actually is received at LESSOR’s Bank or, in the case of LESSOR’s performance of LESSEE’s obligations hereunder, from the date of payment by LESSOR through the date of LESSEE’s repayment to LESSOR (“Default Interest”).  Default Interest will accrue on a day-to-day basis and be compounded monthly.

5.8                                                                     No Deductions or Withholdings.    Provided that LESSOR has not breached its covenant of quiet enjoyment as set forth in Article 21.2, all payments by LESSEE under this Lease, including the Security Deposit, Transaction Fee, Rent, Reserves, Default Interest, fees, indemnities or any other item, will be made in full without any deduction or withholding whether in respect of set-off, counterclaim, duties, or Taxes (as defined in Article 16) imposed in the State of Registration or any jurisdiction from which such payments are made except to the extent otherwise required by Law, in which event LESSEE will pay any additional amount such that the net payment received by LESSOR after any required deduction or withholding equals the amount that LESSOR would have received if such withholding had not been required; provided, however, that if LESSEE pays any such additional amount to compensate for the withholding of any LESSOR Taxes, LESSOR shall pay to LESSEE promptly after receipt of LESSEE’s written request therefor (which request shall include a description in reasonable detail of the LESSOR Taxes involved and the calculation of the amounts to be paid) such amounts as are necessary so that the net additional amounts received by LESSOR under this Article 5.8 do not exceed the amounts that LESSOR would have received if no amounts in respect of LESSOR Taxes had been required to be withheld or deducted by LESSEE.

5.9                                                                     Value Added Taxes.    The Rent and other amounts payable by LESSEE under this Lease are exclusive of any value added tax, turnover tax or similar tax or duty.

5.10                                                               Wire Transfer Disbursement Report.    At the time of each Rent or other payment, LESSEE will advise LESSOR in writing of the amount of the payment being made by LESSEE and the allocation of such payment to the Security Deposit, Rent, Reserves, Default Interest and other charges.  Notwithstanding the allocation set forth in LESSEE’s report, in the event an Event of Default has occurred and is continuing under this Lease, LESSOR will have complete discretion to allocate LESSEE’s payments as LESSOR determines.

5.11                                                               Net Lease.

5.11.1                                                      This Lease is a net lease and LESSEE’s obligation to pay Rent and make other payments in accordance with this Lease will be absolute and unconditional under any and all circumstances and regardless of other events, including the following:

(a)                                              any right of set-off, counterclaim, recoupment, defense or other right (including any right of reimbursement) which LESSEE may have against LESSOR, Manufacturer, the Engine manufacturer or any other person for any reason, including any claim LESSEE may have for the foregoing;

(b)                                             unavailability or interruption in use of the Aircraft for any reason, including a requisition thereof or any prohibition or interference with or other restriction against LESSEE’s use, operation or possession of the Aircraft (whether by Law or otherwise), any defect in title, airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft, the ineligibility of the Aircraft for any particular use or trade or for registration under the Laws of any jurisdiction or Total Loss of the Aircraft;

(c)                                              insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against LESSOR, LESSEE, Manufacturer, the Engine manufacturer or any other Person;

(d)                                             invalidity or unenforceability or lack of due authorization of or other defect in this Lease;

(e)                                              failure or delay on the part of any party to perform its obligations under this Lease; or

(f)                                                any other circumstance which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of LESSEE hereunder.

5.11.2                  Nothing in Article 5.11 will be construed (a) to limit LESSEE’s rights and remedies in the event of LESSOR’s breach of its warranty of quiet enjoyment set forth in Article 21.2 or LESSOR’s breach of its warranty of U.S. citizenship set forth in Article 21.3 or (b) to limit LESSEE’s rights and remedies to institute legal or other proceedings or pursue any claim it may have against LESSOR or any other Person; provided, however, that LESSEE will have no obligation to pay Rent as aforesaid, except in respect of Rent accrued at the time, for the number of days that LESSEE is deprived of the possession and use of the Aircraft as the result of the breach by LESSOR of its warranty of quiet enjoyment obligations set forth Article 21.2.

5.12                                                               LESSOR Performance of LESSEE Obligation.    If LESSEE fails to make any payment due under this Lease to a third party in connection with the Aircraft or fails to perform any other obligation required under this Lease, LESSOR may (but is not required to) at its election and without waiver of its rights perform such obligation and/or pay such amount.

5.12.1                                                      LESSEE’s Right to Contest in Good Faith.    Notwithstanding the terms of Article 5.12, if LESSEE reasonably contests its obligation to make a payment to a third party, LESSOR will not exercise its right to make such payment so long as (i) no other Event of Default under this Lease exists and is continuing, (ii) no Security Interest in the Aircraft (other than Permitted Liens) has arisen as a result of such non-payment, and (iii) there is no significant risk of prejudice to any of the rights or interests of LESSOR or any LESSOR’s Lender with respect to the Aircraft or the Lease as a result of such non-payment.

5.12.2                                                      LESSOR’s Right to Repayment.     Within five (5) Business Days after written notice to LESSEE of the amount paid by LESSOR on behalf of LESSEE pursuant to Article 5.12, LESSEE will repay such amount to LESSOR together with Default Interest.

Such payment to LESSOR will constitute additional Rent payable by LESSEE to LESSOR hereunder.  Any payment, performance or compliance by LESSOR of a LESSEE obligation hereunder will not affect the occurrence or continuance of an Event of Default.

5.13                                                               Consideration for Rent and Other Amounts.    The amount of the Rent and other payments contained herein are in consideration of LESSEE’s waiver of warranties and indemnities set forth in Articles 8 and 17, respectively, and the other provisions of this Lease.

ARTICLE 6                                  INVOLVEMENT WITH AIRCRAFT MANUFACTURER

6.1                                                                     LESSEE Selection of Aircraft.    LESSEE ACKNOWLEDGES THAT THE DESCRIPTION OF THE AIRCRAFT SET FORTH IN THIS LEASE IS BASED UPON INFORMATION SUPPLIED BY MANUFACTURER.  LESSEE COVENANTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE.  LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER, REPAIRER OR SERVICING AGENT OF THE AIRCRAFT.

6.2                                                                     Participation Agreement.    LESSEE shall have the right to inspect the Aircraft during the manufacture process and to attend and observe the acceptance tests of the Aircraft pursuant to the terms of a Participation Agreement to be entered into between LESSEE and LESSOR in the form set forth in Exhibit D.

6.3                                                                     Procurement of BFE.    LESSEE’s and LESSOR’s technical representatives will meet and determine which of LESSEE or LESSOR will provide specific items of BFE.  Such BFE will then be provided to Manufacturer by LESSEE or LESSOR, as applicable, within the time frames required by Manufacturer.

6.4                                                                     LESSEE Inspection of Aircraft.    During the course of final assembly of the Aircraft, and at Delivery, LESSEE may have its own representative present to inspect the Aircraft and to ensure its conformity with LESSEE’s needs and the terms of this Lease.  LESSEE will have ground inspection and acceptance flight rights with respect to the Aircraft.  If LESSEE’s inspection reveals that the Aircraft does not comply in any respect with the terms of this Lease, LESSOR will (for its own behalf and at LESSEE’s request) promptly cause the Manufacturer to correct any such defects and make the Aircraft available for reinspection to LESSEE, and to conduct such further demonstration flights as may be necessary to verify compliance with the requirements of this Lease, including but not limited to Exhibit A attached hereto.  LESSEE acknowledges that, as between LESSEE and LESSOR, in accepting the Aircraft LESSEE is relying on its own inspection and knowledge of the Aircraft in determining whether the Aircraft meets the requirements of this Lease.

6.5                                                                     Aircraft at Delivery.    At Delivery, the Aircraft will be as set forth in Exhibit A, as such description may be modified by any change requests agreed to among LESSEE, LESSOR and Manufacturer (which will be reflected in amendment(s) to this Lease).  In the event of any discrepancies, LESSEE and LESSOR will cooperate in good faith with one another and with Manufacturer and Engine manufacturer, as applicable, in order to arrive at a mutually acceptable resolution of any such discrepancies.

6.6                                                                     Delivery of the Aircraft to LESSEE.    Subject to LESSEE having performed all of the conditions precedent to Delivery set forth herein, immediately following delivery of the Aircraft from Manufacturer to LESSOR, LESSOR will tender the Aircraft to LESSEE at the Delivery Location.  Provided that the Aircraft is in the condition required by Article 6.5 and provided that LESSOR shall have performed all conditions precedent noted in Article 7.2 hereof, upon the tender of the Aircraft by LESSOR to LESSEE, LESSEE will accept the Aircraft by executing and delivering to LESSOR the Estoppel and Acceptance Certificate, whereupon Delivery will be deemed to have occurred for all purposes under this Lease (hereinafter, “Delivery”), including, but not limited to, the commencement of LESSEE’s obligation to pay Rent hereunder.

6.7                                                                     LESSEE Acceptance of Aircraft.    If LESSEE fails to (a) comply with the conditions contained in Articles 7.1 and 7.3 so as to allow Delivery to take place immediately following delivery of the Aircraft by Manufacturer to LESSOR or (b) take delivery of the Aircraft when properly tendered for delivery by LESSOR in the condition required hereunder, LESSEE will indemnify LESSOR for all reasonable and documented costs and expenses incurred by LESSOR as a direct result thereof including (but without limitation) any payments other than the purchase price which LESSOR becomes obliged to make to Manufacturer.

ARTICLE 7                                  PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS

7.1                                                                     Pre-Delivery Requirements.    LESSEE will do each of the following prior to the Scheduled Delivery Date of the Aircraft within the time frames set forth below:

7.1.1                        Within one (1) month after execution of this Lease, LESSEE will deliver to LESSOR each of the following:

(a)                                              copies of resolutions of the Board of Directors of LESSEE or other written evidence of appropriate corporate action, duly certifying and authorizing the lease of the Aircraft hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or persons authorized to execute and deliver documents on behalf of LESSEE hereunder; and

(b)                                             an opinion of LESSEE’s in-house counsel in the form and substance of Exhibit H.

7.1.2                        At least seven (7) days prior to the Scheduled Delivery Date, LESSEE will have delivered to LESSOR a Certificate of Insurance and Brokers’ Letter of Undertaking substantially in the form of Exhibits E and F, respectively, from LESSEE’s insurance brokers evidencing insurance of the Aircraft in accordance with this Lease from the Delivery Date.

7.1.3                        At least three (3) Business Days prior to the Scheduled Delivery Date, LESSEE will do each of the following:

(a)                                              provide LESSOR with a power of attorney evidencing the authority of LESSEE’s representative, who may be an officer or employee of LESSEE, to accept the Aircraft on behalf of LESSEE; and

(b)                                             provide LESSOR with such other documents as LESSOR may reasonably request.

7.2                                                                     LESSOR’s Pre-Delivery Requirements.    LESSEE’s obligation to accept delivery of and lease the Aircraft hereunder is subject to satisfaction of the following conditions precedent:

(a)                                              No later than sixty (60) days prior to the Scheduled Delivery Date, LESSOR will have entered into an agreement with the owner or financier of the Inflight Equipment as provided in Article 12.8.7(b).

(b)                                             LESSOR shall tender the Aircraft including the Aircraft Documentation to LESSEE at the Delivery Location in accordance with Article 6.6;

(c)                                              LESSOR shall have delivered to its special FAA counsel an executed original application for registration and will be prepared to advise such counsel to register the Aircraft in the U.S. in the name of LESSOR;

(d)                                             The Aircraft shall have a valid Certificate of Airworthiness and shall be in the condition required in order to meet the operating requirements of FAR Part 121;

(e)                                              All Airworthiness Directives which are issued prior to the Delivery Date and which require compliance (either by means of repetitive inspections, modifications or terminating action) prior to Delivery or within one (1) year after Delivery will be complied with on a terminating action basis at LESSOR’s cost; Airworthiness Directives which do not have a terminating action will be accomplished at the highest level of inspection or modification possible;

(f)                                                LESSOR shall have executed and delivered to LESSEE the Airframe Warranty Assignment and the Engine Warranty Assignment, together with the consents of Seller and the Engine manufacturer, respectively, in the form set forth as Schedule 1 to each agreement, and a consent of Manufacturer to the Airframe Warranty Assignment in form and substance reasonably satisfactory to LESSEE; and

(g)                                             LESSOR shall have taken delivery of the Aircraft from the Manufacturer and the Aircraft shall be in the condition required for Delivery to LESSEE in accordance with this Lease.

7.3                                 Delivery Requirements.    On the Delivery Date of the Aircraft, each of the following will occur:

7.3.1                        If not previously done, LESSEE will pay to LESSOR the first monthly installment of Rent in accordance with Article 5.3.2;

7.3.2                        LESSEE will execute and deliver to LESSOR the Estoppel and Acceptance Certificate covering the Aircraft and dated the Delivery Date.

7.3.3                        LESSEE will deliver a certificate signed by an officer of LESSEE stating all of the following:

(a)                                              the representations and warranties contained in Article 20 are true and accurate on and as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date); and

(b)                                             no Default has occurred and is continuing or will result from LESSEE’s lease of the Aircraft hereunder.

7.3.4                        LESSEE’s in-house counsel will deliver an opinion confirming the matters set forth in the opinion of counsel described in Article 7.1 and advising that all filing and other requirements described in the earlier opinion of counsel have been met.

7.4                                                                     Post-Delivery Requirements.

7.4.1                        At or immediately following Delivery and with LESSEE’s cooperation, LESSOR will, at its expense, procure registration of the Aircraft in the State of Registration and will have completed all necessary filings with the FAA.

ARTICLE 8                                  DISCLAIMERS

LESSOR HAS COMMITTED TO LESSEE THAT ON THE DELIVERY DATE THE AIRCRAFT WILL BE IN THE CONDITION REQUIRED BY ARTICLE 6 SUCH COMMITMENT OR COVENANT ON THE PART OF LESSOR EXPIRES AND THE DISCLAIMERS SET FORTH IN THIS ARTICLE 8 APPLY UPON LESSEE’S ACCEPTANCE OF THE AIRCRAFT AND EXECUTION OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE.  AFTER SUCH TIME, THEN AS BETWEEN LESSOR AND LESSEE:

8.1                                                                     “As Is, Where Is.    LESSEE AGREES THAT IT IS LEASING THE AIRCRAFT “AS IS, WHERE IS”.  LESSEE UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT NEITHER LESSOR NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES HAVE MADE OR WILL BE DEEMED TO HAVE MADE ANY TERM, CONDITION, REPRESENTATION, WARRANTY OR COVENANT EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) AS TO (a) THE CAPACITY, AGE, AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONFORMITY TO THE

PROVISIONS OF THIS LEASE, DESCRIPTION, CONDITION (WHETHER OF THE AIRCRAFT, ANY ENGINE, ANY PART THEREOF OR THE AIRCRAFT DOCUMENTATION), DESIGN, WORKMANSHIP, MATERIALS, MANUFACTURE, CONSTRUCTION, OPERATION, DESCRIPTION, STATE, MERCHANTABILITY, PERFORMANCE, FITNESS FOR ANY PARTICULAR USE OR PURPOSE (INCLUDING THE ABILITY TO OPERATE OR REGISTER THE AIRCRAFT OR USE THE AIRCRAFT DOCUMENTATION IN ANY OR ALL JURISDICTIONS) OR SUITABILITY OF THE AIRCRAFT OR ANY PART THEREOF, OR THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, KNOWN OR UNKNOWN, APPARENT OR CONCEALED, EXTERIOR OR INTERIOR, (b) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS, (c) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE OR (d) ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND EXTINGUISHED EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE 21 HEREOF.

8.2                                                                     Waiver of Warranty of Description.    IN CONSIDERATION OF (a) LESSEE’S RIGHTS HEREUNDER TO INSPECT THE AIRCRAFT AND (b) LESSOR’S ASSIGNMENT TO LESSEE OF ANY EXISTING AND ASSIGNABLE WARRANTIES OF MANUFACTURER AND THE ENGINE MANUFACTURER, LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE’S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS LESSEE MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION AND ANY AND ALL RIGHTS IT MAY HAVE TO THE REMEDIES SET FORTH IN SECTIONS 10508 THROUGH 10522 OF THE CALIFORNIA COMMERCIAL CODE.  EVEN IF AT ANY TIME THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION SUBSTANTIALLY IMPAIRS THE VALUE AND UTILITY OF THE AIRCRAFT AND EITHER (i) LESSEE ACCEPTED THE AIRCRAFT BASED ON A REASONABLE ASSUMPTION THAT THE NONCONFORMITY WOULD BE CURED AND IT WAS NOT SEASONABLY CURED OR (ii) LESSEE ACCEPTED THE AIRCRAFT WITHOUT DISCOVERING THE NONCONFORMITY BUT LESSEE’S ACCEPTANCE OF THE AIRCRAFT WAS REASONABLY INDUCED EITHER BY LESSOR’S ASSURANCES OR BY THE DIFFICULTY OF DISCOVERING ANY DEFECT PRIOR TO ACCEPTANCE, LESSEE AGREES NOT TO LOOK TO LESSOR FOR DAMAGES OR RELIEF ARISING OUT OF THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION.

8.3                                                                     LESSEE Waiver.    LESSEE hereby waives as between itself and LESSOR and agrees not to seek to establish or enforce any rights and remedies, express or implied (whether statutory or otherwise) against LESSOR or the Aircraft relating to any of the matters mentioned in Articles 8.1 or 8.2 and the leasing thereof by LESSOR to LESSEE.

8.4                                                                     Conclusive Proof.    DELIVERY BY LESSEE TO LESSOR OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE’S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED THE AIRCRAFT, INCLUDING THE ENGINES AND THE AIRCRAFT DOCUMENTATION AND THAT EACH IS IN THE CONDITION REQUIRED HEREUNDER (EXCEPT AS SPECIFICALLY SET FORTH IN SUCH CERTIFICATE), AND OTHERWISE IN EVERY WAY SATISFACTORY TO LESSEE.

8.5                                                                     No LESSOR Liability for Losses.    LESSEE agrees that LESSOR will not be liable to LESSEE, any sublessee or any Person, whether in contract or tort and however arising, for any cost, loss or damage (consequential or otherwise) arising out of the condition of the Aircraft, whether or not due in whole or in part to an act or omission or the active or passive negligence of LESSOR.

8.6                                                                     No Liability to Repair or Replace.    LESSOR will not be liable for any expense in repairing or replacing any item of the Aircraft or be liable to supply another aircraft or any item in lieu of the Aircraft or any Part thereof if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use.

8.7                                                                     No Waiver.    Nothing in this Article 8 or elsewhere in this Lease will be deemed to be a waiver by LESSEE of any rights it may have against Manufacturer, the Engine manufacturer or any other Person.

ARTICLE 9                                  MANUFACTURERS’ AND VENDORS’ WARRANTIES

9.1                                                                     Warranties.    Effective upon Delivery LESSOR will assign to LESSEE for the duration of the Lease Term the benefit of all warranties and indemnities given to LESSOR by Manufacturer and the Engine manufacturer pursuant to the Airframe Warranty Assignment and the Engine Warranty Assignment, respectively.  Effective on the Delivery Date, all other assignable vendor warranties with respect to the Aircraft are hereby assigned by LESSOR to LESSEE.

9.2                                                                     Non-Assignable Warranties.    To the extent that any warranty or indemnity given to LESSOR by Manufacturer and others with respect to the Aircraft cannot be assigned, LESSEE will be entitled to take such action to enforce such warranty or indemnity in the name of LESSOR against Manufacturer and such other parties as LESSEE sees fit (and, notwithstanding any provision to the contrary in Article 8.3, LESSOR will reasonably cooperate with LESSEE in pursuit of the same), but subject to LESSEE first ensuring that LESSOR is indemnified and secured to LESSOR’s reasonable satisfaction against all losses, damage, costs, expenses and liabilities thereby incurred or reasonably likely to be incurred.

9.3                                                                     Reassignment.    On the Termination Date, the benefit of any warranty assigned by LESSOR to LESSEE will be reassigned automatically to LESSOR or its designee.  LESSEE’s rights to receive payment under any such warranties will revert to LESSOR during any period in which an Event of Default is continuing.  LESSEE at its own cost and expense will do all such things and execute such documents as may be reasonably required for this purpose.

9.4                                                                     Warranty Claims.    LESSEE will diligently and promptly pursue any valid claims it may have against Manufacturer and others under such warranties with respect to the Aircraft.  If there are any outstanding warranty claims at the time of return, LESSEE will provide notice of the same to LESSOR.

ARTICLE 10                           OPERATION OF AIRCRAFT

10.1                                                               Costs of Operation.    LESSEE will pay all costs incurred in the operation of the Aircraft during the Lease Term, for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, movement and operation of the Aircraft.  The obligations, covenants and liabilities of LESSEE under this paragraph arising prior to return of the Aircraft to LESSOR will continue in full force and effect, notwithstanding the termination of this Lease or expiration of the Lease Term.

10.2                                                               Compliance with Laws.    Except as expressly provided in this Lease, LESSEE agrees throughout the Lease Term to maintain operational control of the Aircraft and use the Aircraft in accordance with applicable Laws of the State of Registration and of any country, state, territory or municipality into or over which LESSEE may operate the Aircraft.  LESSEE will not employ, suffer or cause the Aircraft to be used in any business which is forbidden by Law or in any manner which will render it liable to condemnation, destruction, seizure, or confiscation by any authority.  Unless due to emergency, LESSEE will not permit the Aircraft to fly to any airport or country if so doing would cause LESSEE to be in violation of any Law applicable to LESSEE or the Aircraft.

10.3                                                               Training.    LESSEE will not use the Aircraft for testing or for training of flight crew members other than LESSEE crew members or as otherwise may be required by the Aviation Authority and, from and after the date on which it obtains other A319 aircraft, it will not use the Aircraft for training any more than it utilizes for training the other A319 aircraft in its fleet.

10.4                                                               No Violation of Insurance Policies.    LESSEE will not use or permit the Aircraft to be used in any manner or for any purpose which is not covered by the insurance policies LESSEE is required to carry and maintain as set forth in this Lease.  LESSEE will not carry any goods of any description excepted or exempted from such policies or do any other act or permit to be done anything which could reasonably be expected by LESSEE to invalidate or limit any such insurance policy.

10.5                                                               Flight Charges.    LESSEE will pay promptly when due all en route navigation charges, navigation service charges and all other charges payable by LESSEE for the use of or for services provided at any airport, whether in respect of the Aircraft or any other aircraft of LESSEE, and will indemnify and hold LESSOR harmless in respect of the same.  This indemnity will continue in full force and effect notwithstanding the termination or expiration of the Lease Term for any reason or the return of the Aircraft.

ARTICLE 11                           SUBLEASES

11.1                                                               No Sublease without LESSOR Consent.    LESSEE WILL NOT SUBLEASE OR PART WITH POSSESSION OF THE AIRCRAFT (EXCEPT FOR MAINTENANCE AND REPAIR) AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (NOT TO BE UNREASONABLY WITHHELD OR DELAYED) EXCEPT FOR A SUBLEASE TO A

PERMITTED SUBLESSEE PRE-APPROVED IN ARTICLE 11.1.1 BELOW, AND IN ACCORDANCE WITH SUCH REQUIREMENTS AS MAY FROM TIME TO TIME BE AGREED IN WRITING BETWEEN LESSOR AND LESSEE.  The wet leasing of the Aircraft during the Lease Term (in which LESSEE and its crews retain operational control of the Aircraft) will not be considered a sublease of the Aircraft.

11.1.1                                                      LESSEE may sublease the Aircraft without LESSOR’s prior consent to any operator which is then currently a lessee of LESSOR (“Permitted Sublessee”), provided that such operator is not then in default and has not been in default at any time during the preceding ninety (90) days under any aircraft lease agreement between such operator and LESSOR.  Any such sublease will be subject to the provisions of this Article 11, including the provisions of Article 11.2 below.

11.2                                                               LESSOR Costs.    LESSEE will indemnify LESSOR on demand for all reasonable and actual out-of-pocket expenses (including legal fees) incurred in connection with LESSOR’s assessment of the subleasing proposal (whether or not LESSOR’s consent to such sublease is ultimately given), review of the sublease documentation and implementation of the sublease.

11.3                                                               Any Approved Sublease.    Any sublease to a Permitted Sublessee, and any other sublease approved by LESSOR will be for a term no greater than the remaining Lease Term and contain provisions consistent with this Lease protecting LESSOR’s title to the Aircraft, providing appropriate LESSOR indemnities, regarding the maintenance and repair standards for the Aircraft, concerning the insurances which will be carried by the sublessee and the circumstances which constitute a Total Loss of the Aircraft.  Any such sublease will be subject and subordinate to this Lease.  In its sole discretion, LESSOR may require an opinion of counsel in connection with such sublease, including LESSOR’s right to repossess the Aircraft in the event of an Event of Default hereunder or under the sublease.  LESSEE will not amend the terms of any approved sublease which, if so amended, would have a material adverse effect on LESSOR’s right, title or interest in the Aircraft or this Lease, without the prior written consent of LESSOR, which will not be unreasonably withheld, conditioned or delayed.  Notwithstanding the foregoing, LESSOR agrees that even if an Event of Default has occurred and is continuing hereunder, so long as the approved sublessee fully performs all of the obligations of LESSEE hereunder and agrees to do so on a going forward basis and there is no risk to LESSOR of an impairment to LESSOR’s unencumbered title to the Aircraft, LESSOR will not interfere with such sublessee’s quiet use and enjoyment of the Aircraft.

11.4                                                               Assignment of Sublease.    Any approved sublease will be assigned to LESSOR as security for LESSEE’s obligations under this Lease.  LESSEE will deliver the original counterpart of the sublease to LESSOR and make any filings necessary to protect LESSOR’s security interest.

11.5                                                               Wet Leases.    The wet leasing of the Aircraft during the Lease Term (in which LESSEE and its crews retain operational control of the Aircraft) will not be considered a sublease of the Aircraft and will be permitted without LESSOR’s consent, provided that (a) the Aircraft remains registered in the State of Registration, (b) the Aircraft will neither be based in nor operated in or to a Prohibited Country, (c) LESSEE provides LESSOR with either (i) a certified copy of the applicable provisions from the wet lease agreement, (ii) a certified copy or original of an insurance certificate confirming the maintenance of insurance coverage as required by Article 18 and Exhibit E, or (iii) an officer’s certificate indicating whether LESSEE or the wet lessee will be responsible for maintaining the primary passenger, baggage and cargo liability insurance relating to operation under the wet lease, and (d) LESSEE complies with Article 18.8.

11.6                                                               Continued Responsibility of LESSEE.    LESSEE will continue to be responsible for performance of its obligations under this Lease during any period of sublease.

ARTICLE 12                           MAINTENANCE OF AIRCRAFT

12.1                                                               General Obligation.

12.1.1                                                      During the Lease Term and until the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE alone has the obligation, at its expense, to maintain and repair the Aircraft, Engines, and all of the Parts (a) in accordance with the Maintenance Program, (b) in accordance with the rules and regulations of the Aviation Authority, (c) in accordance with Manufacturer’s type design, (d) in accordance with any other regulations or requirements necessary in order to maintain a valid Certificate of Airworthiness for the Aircraft and meet the requirements at all times during the Lease Term and upon return of the Aircraft to LESSOR for issuance of a Standard Certificate of Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 (except during those periods when (i) the Aircraft is undergoing maintenance, Overhaul, modification, or repairs as required or permitted by this Lease and to the extent in conflict with the requirements of the Aviation Authority or (ii) the Aircraft type has been grounded by the FAA, the DGAC or other applicable Aviation Authority) and (e) in the same manner and with the same care as used by LESSEE with respect to similar aircraft and engines operated by LESSEE and without in any way discriminating against the Aircraft.

12.1.2                                                      No Engine will remain in an unserviceable condition for more than three (3) months.

12.1.3                                                      [SEE PARAGRAPH 10 OF EXHIBIT C.]

12.1.4                                                      [SEE PARAGRAPH 11 OF EXHIBIT C.]

12.1.5                                                      LESSEE will not enter into any Engine maintenance cost per flight hour, power-by-the-hour or similar agreement with respect to the Engines (“MCPH Agreement”) with the Engine manufacturer or any other Engine maintenance facility or organization without LESSOR’s prior written consent, which shall not be unreasonably withheld.  At a minimum, any MCPH Agreement must provide that the MCPH provider will not place or enforce any lien upon any Engine covered by the MCPH program for any amounts owed by LESSEE.  In all events, LESSEE will at its cost be responsible for performing all work necessary to meet the return conditions with respect to the Engines set forth in Article 23 even if such work is not covered by LESSEE’s MCPH Agreement.

12.2                                                               Specific Obligations.    Without limiting Article 12.1, LESSEE agrees that such maintenance and repairs will include but will not be limited to each of the following specific items:

(a)                                              performance in accordance with the Maintenance Program of all routine and non-routine maintenance work;

(b)                                             incorporation in the Aircraft of all Airworthiness Directives which are applicable to the Aircraft;

(c)                                              incorporation in the Aircraft of all alert service bulletins of Manufacturer, Engine manufacturer and other vendors or manufacturers of Parts installed on the Aircraft which are applicable to the Aircraft and any service bulletins which must be performed in order to maintain the warranties on the Aircraft, Engines, and Parts;

(d)                                             [SEE PARAGRAPH 12 OF EXHIBIT C.]

(e)                                              compliance with a corrosion prevention and control program including the correction of any discrepancies in accordance with the Maintenance Program.  In addition, all inspected areas will be properly treated with corrosion inhibitor in accordance with the Maintenance Program;

(f)                                                maintaining in English and keeping in an up-to-date status the records and historical documents set forth in Exhibit M;

(g)                                             maintaining historical records as required by the FAA, in English, for on condition, condition-monitored, hard time and life-limited Parts (including tags from the manufacturer of such Part or a repair facility which evidence that such Part is new or overhauled and establish authenticity in accordance with FAA requirements, total time in service and time since overhaul for such Part), the hours and cycles the Aircraft and Engines operate and all maintenance and repairs performed on the Aircraft; and

(h)                                             properly documenting all repairs, Modifications and alterations and the addition, removal or replacement of equipment, systems or components in accordance with the rules and regulations of the Aviation Authority and reflecting such items in the Aircraft Documentation.  In addition, all repairs to the Aircraft will be accomplished in accordance with either (i) Manufacturer’s Structural Repair Manual (or DGAC-approved Repair Approval Sheets) or (ii) FAA-approved data (such as FAA Form 8110 or equivalent).  All Modifications and alterations will be accomplished in accordance with FAA-approved data (such as FAA Form 8110 or equivalent).

12.3                                                               Replacement of Parts.

12.3.1                                                      LESSEE, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered unfit or beyond economical repair (BER) for use for any reason.  In the ordinary course of maintenance, service, repair, overhaul or testing, LESSEE may remove any Part provided that LESSEE replaces such Part as promptly as practicable.  All replacement Parts will (a) be free and clear of all Security Interests (except Permitted Liens) of any kind or description, (b) be in condition approved for return to service and of at least equivalent model, service bulletin and modification status and have a value and utility at least equal to the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof and (c) have a current “serviceable tag” of the manufacturer or maintenance facility providing such items to LESSEE, indicating that such Parts are new, serviceable or Overhauled.  So long as a substitution meets the requirements of the Maintenance Program and the Aviation Authority, LESSEE may substitute for any Part a part that does not meet the requirements of the foregoing sentence if a complying Part cannot be procured or installed within the available ground time of the Aircraft and as soon as practicable the noncomplying part is removed and replaced by a complying Part.  With respect to replacement modules in an Engine, (x) the life limited Part that is due to be removed earliest in such replacement module will have no less life remaining than the life limited Part that is due to be removed earliest in the replaced module and (y) the average life remaining for all life limited Parts in the replacement module will be no less than the average life remaining for the life limited Parts in the replaced module.

12.3.2                                                      All Parts removed from the Airframe or any Engine will remain the property of LESSOR and subject to this Lease no matter where located, until such time as such Parts have been replaced by Parts (which have been incorporated or installed in or attached to the Airframe or such Engine) which meet the requirements for replacement Parts specified above and title to such replacement Parts has passed to LESSOR under the Laws of the State of Registration and lex situs.  To the extent permitted by the Laws of the State of Registration and the lex situs it is the intent of LESSOR and LESSEE that without further act and immediately upon any replacement Part becoming incorporated, installed or attached to the Airframe or an Engine as above provided, (a) title to the removed Part will thereupon vest in LESSEE, free and clear of all rights of LESSOR and LESSOR’s Liens, (b) title to the replacement Part will thereupon vest in LESSOR free and clear of all rights of LESSEE (other than LESSEE’s rights under this Lease) and (c) such replacement

Part will become subject to this Lease and be deemed to be a Part hereunder to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

12.4                                                               Removal of Engines.

12.4.1                                                      If an Engine is removed for testing, service, repair, maintenance, Overhaul work, alterations or modifications, title to such Engine will at all times remain vested in LESSOR.

12.4.2                                                      LESSEE will be entitled to remove any of the Engines from the Aircraft and install another engine or engines on the Aircraft, provided that LESSEE complies with each of the following obligations:

(a)                                              the insurance requirements set forth in Article 18 and Exhibit E are in place;

(b)                                             LESSEE ensures that the identification plates referred to in Article 15 are not removed from any Engine upon such Engine being detached from the Aircraft; and

(c)                                              title to the Engine remains with LESSOR free from all Security Interests (except Permitted Liens) regardless of the location of the Engine or its attachment to or detachment from the Aircraft.

12.5                                                               Pooling of Engines and Parts.    LESSEE may subject the Engines and Parts to normal interchange or pooling agreements with responsible international scheduled commercial air carriers customary in the airline industry and entered into by LESSEE in the ordinary course of its business with respect to its entire Airbus narrow body (A318, A319, A320 and/or A321) fleet so long as (a) in the case of pooling of an Engine, such Engine is returned to LESSEE within four (4) months, (b) no transfer of title to the Engine occurs, (c) all other terms of this Lease continue to be observed with respect to the Engines or Parts, including but not limited to Articles 8, 10, 12, 14, 15, 16, 17, 18 and 19 and (d) LESSEE continues to be fully responsible to LESSOR for the performance of all of its obligations hereunder.

12.6                                                               Installation of Engines on Other aircraft.    Any Engine removed from the Aircraft may be installed on another aircraft in LESSEE’s fleet which utilizes engines of the same type as the Engine only if one of the situations described in this Article 12.6 exists:

12.6.1                                                      LESSEE or LESSOR has title to such other aircraft free and clear of all Security Interests (except Permitted Liens).

12.6.2                                                      LESSEE, LESSOR and all of the Creditors of LESSEE of such aircraft enter into an engines cooperation agreement in form and substance reasonably acceptable to LESSOR in which each party agrees to recognize one another’s rights in the engines.  LESSEE will reimburse LESSOR and LESSOR’s Lender for their reasonable attorneys’ fees and costs in negotiating and finalizing engine cooperation agreement arrangements with LESSEE and its Creditors.

12.6.3                                                      Such other aircraft is subject to a Creditor Agreement (but no other Security Interests except Permitted Liens) which by its terms expressly or effectively states that such Creditor and its successors and assigns will not acquire any right, title or interest in any Engine by reason of such Engine being installed on such aircraft.   LESSEE hereby agrees that if LESSOR’s title to an Engine is in fact impaired under any such Creditor Agreement, such impairment will be deemed to be a Total Loss of such Engine and the provisions of Article 19.5 will apply unless, no later than thirty (30) days after the impairment arose, (a) the impairment has ceased to exist or (b) LESSEE has provided LESSOR with a bond, bank guarantee, or other form of protection acceptable to LESSOR in its sole discretion.  To the extent another Creditor Agreement contains such provisions, then LESSOR hereby agrees for the benefit of the Creditor of such Creditor Agreement that neither LESSOR nor its successors or assigns will acquire or claim any right, title or interest in any engine in which LESSEE or another Creditor has an interest as a result of such engine being installed on the Airframe.

12.7                                                               Engine Thrust Rating.    No Engine shall be utilized at a thrust rating greater than the thrust rating set forth in Exhibit A, absent LESSOR’s express written consent.

12.8                                                               Modifications.

12.8.1                                                      No modification, alteration, addition, or removal to or from the Aircraft (“Modification”) expected to cost over [SEE PARAGRAPH 13 OF EXHIBIT C.] or deviation from the Aircraft’s original type design or configuration will be made without the prior written consent of LESSOR, which consent will not be unreasonably withheld or delayed.  “Modification” does not include any modification, alteration, addition or removal (a) performed in accordance with Airworthiness Directives, (b) performed in accordance with recommended or alert service bulletins of the Manufacturer or the manufacturer of any Engine or other Part or (c) of any Parts which are owned by LESSEE, leased or conditionally sold to LESSEE (other than by LESSOR) including, without limitation, entertainment and passenger service equipment such as audio-visual equipment, personal computers, fax machines, telephones or other communications equipment (collectively, the “Passenger Service Equipment”), for which LESSOR’s consent is not required.

12.8.2                                                      LESSOR may review LESSEE’s proposed designs, plans, engineering drawings and diagrams, and flight and maintenance manual revisions for any proposed Modification.  If requested by LESSOR, LESSEE will furnish LESSOR (at LESSEE’s expense) with such documents in final form and any other documents required by Law, relating to such Modification.  All Modifications incorporated on the Aircraft will be properly documented in the Aircraft Documentation and be fully approved by the Aviation Authority.

12.8.3                                                      Notwithstanding any other provision of this Lease, no Modification will be made which has the effect of decreasing the utility or value of the Aircraft or invalidating any warranty applicable to the Aircraft.

12.8.4                                                      No Modification (except as permitted under Articles 12.8.1(a) and 12.8.1(b)) will be made by LESSEE if an Event of Default exists and is continuing hereunder.

12.8.5                                                      Unless otherwise agreed by LESSOR in writing, all permanent or structural Modifications will forthwith become a part of the Aircraft and LESSEE relinquishes to LESSOR all rights and title thereto.  However, all (i) temporary and non-structural Modifications and (ii) all Passenger Service Equipment so long as such equipment can be removed without causing material damage to the Aircraft, will remain the property of LESSEE and, at LESSOR’s request and LESSEE’s cost, will be removed from the Aircraft prior to return of the Aircraft, with LESSEE restoring the Aircraft to the condition and configuration it was in prior to the

Modification or installation of Passenger Service Equipment in a manner cosmetically acceptable to LESSOR.  Notwithstanding the foregoing, no such removal will be permitted without LESSOR’s permission during the occurrence of an Event of Default hereunder and immediately upon the occurrence of an Event of Default hereunder, without the requirement of any further act or notice, all right, title and interest in such Modifications and Passenger Service Equipment will immediately vest in LESSOR; provided however, that in the event of such an Event of Default, with respect to any Passenger Service Equipment, LESSOR will use commercially reasonable efforts to reach agreement with any vendors or suppliers holding title to the Passenger Service Equipment in order to protect the mutual interests of LESSOR and such parties.

12.8.6                                                      LESSOR will bear no liability for the cost of Modifications of the Aircraft whether in the event of grounding or suspensions of certification, or for any other cause.

12.8.7                  Inflight Equipment. LESSOR acknowledges that LESSEE may at any time during the Lease Term install on the Aircraft a telephone system and/or a Live TV system or other severable equipment for passenger use (collectively, the “Inflight Equipment”, which term shall not, for the avoidance of doubt, include the video system or any equipment installed on the seats at Delivery and purchased and paid for by LESSOR, which shall remain the property of LESSOR), which Inflight Equipment may be owned either by LESSEE or by a third party provided that:

(a)                                              LESSEE shall give LESSOR notice of the installation of any Inflight Equipment on the Aircraft and the name and address of the owner of such Inflight Equipment (which may be LESSEE), and a copy of the supplementary type certificate relating to the installation thereof; and

(b)                                             the owner of the Inflight Equipment and LESSOR will enter into an agreement, in form and substance reasonably acceptable to LESSEE, which agreement will provide:

(i)                                     that such owner shall not have any lien, security interest, claim or other encumbrance on or against the Aircraft or any Part or Parts thereof,

(ii)                                  that such owner’s only right with respect to the Aircraft shall be to remove the Inflight Equipment from the aircraft not later than the earlier of (A) thirty (30) days after notice from LESSOR that it has repossessed the Aircraft because of the occurrence of an Event of Default, and (B) the Lease Termination Date,

(iii)                               that such right of removal is made subject to and conditional upon such owner, at no expense to LESSOR or to any subsequent owner or operator of the Aircraft, removing and repairing (or causing LESSEE to remove and repair) all alterations made to the Aircraft in connection with the installation of the Inflight Equipment so as to eliminate all evidence of the installation of such Inflight Equipment and to restore the Aircraft to its condition prior to the installation thereof (ordinary wear and tear excepted) in accordance with an Airframe Manufacturer’s service bulletin, and

(iv)                              that such removal and repair shall be conducted at such times and in such a manner as not to interfere in any way with the commercial operation of the Aircraft and completed within the time period set forth in Article 12.8.7(b)(ii).

12.9                                                               Performance of Work by Third Parties.    Whenever maintenance and repair work on the Aircraft or Engines will be regularly performed by a Person other than LESSEE, such Person will be an FAA-authorized repair station.

12.10                                                         Reporting Requirements.

12.10.1                                                Commencing with a report furnished ten (10) days after the end of the calendar month in which Delivery occurs, LESSEE will furnish to LESSOR a Monthly Report in English in the form attached hereto as Exhibit L.  Each Monthly Report will be furnished within ten (10) days after the end of each calendar month, except that the Monthly Report pertaining to the last month (or any portion thereof) of the Lease Term will be furnished to LESSOR on the Termination Date.

12.10.2                                                Commencing on the first anniversary of the Delivery Date and no more than once per each year of the Lease Term thereafter, upon LESSOR’s request LESSEE will provide LESSOR with a Technical Evaluation Report for the Aircraft in the form and substance of Exhibit N, as revised.  Such Technical Evaluation Report will be furnished within thirty (30) Business Days after LESSOR’s request.

12.11                                                         Information Regarding Maintenance Program.    LESSEE will provide LESSOR with such information regarding the Maintenance Program for the Aircraft as LESSOR may reasonably request during the Lease Term.

12.12                                                         LESSOR Rights to Inspect Aircraft.    On reasonable notice, LESSOR and/or its authorized agents or representatives will have the right to inspect the Aircraft and Aircraft

Documentation.  LESSOR agrees that such requests will be coordinated with LESSEE so as to cause the minimum practical disturbance to LESSEE’s operation or its personnel; provided that at no time will LESSEE be required to remove the Aircraft from active service.  LESSEE agrees to cooperate with LESSOR in making the Aircraft and Aircraft Documentation available to such authorized technical teams.  LESSOR will have no duty to make any such inspection and will not incur any liability or obligation by reason of (and LESSEE’s indemnity obligations pursuant to Article 17 will apply notwithstanding) not making any such inspection or by reason of any reports it receives or any reviews it may make of the Aircraft records.

ARTICLE 13                           USE OF RESERVES

13.1                                                               Airframe Reserves.    Subject to the terms of Article 13.5, LESSOR will reimburse LESSEE (or, at LESSEE’s option, pay on behalf of LESSEE) from the Airframe Reserves for the actual cost of any full and completed scheduled “4C/5Y” and “8C/10Y” check (or then-current equivalent check) as described in the MPD or the Maintenance Program, as applicable (each such check, an “Eligible Structural Check”) and the rectification of any deficiencies resulting from such inspection, with work performed for all other causes excluded, including those causes set forth in Article 13.6.  Subject to Article 16.1, reimbursement (including exchange fees and handling, packaging and shipping charges) will be made up to the amount in the Airframe Reserves on the commencement date of the structural check.

13.2                                                               Engine Performance Restoration Reserves.

13.2.1                                                      Subject to the terms of Article 13.5, LESSOR will reimburse LESSEE (or, at LESSEE’s option, pay on behalf of LESSEE) from the Engine Performance Restoration Reserves for the actual cost associated with an Engine Refurbishment that meets the requirements of Article 12.1.3 (each such visit, an “Eligible Shop Visit”), with work performed for all other causes excluded, including those causes set forth in Article 13.6.  Subject to Article 16.1, reimbursement for an Engine Refurbishment (including exchange fees and handling, packaging and shipping charges) will be made up to the amount in the Engine Performance Restoration Reserves applicable to such Engine at the time of removal of such Engine.

13.3                                                               Engine LLP Reserves.    Subject to the terms of Article 13.5, LESSOR will reimburse LESSEE (or, at LESSEE’s option, pay on behalf of LESSEE) from the Engine LLP Reserves for an Engine for the actual out-of-pocket materials cost without overhead, mark-up or profit factor associated with on or off-wing replacement of life-limited Parts in such Engine, with work performed for all other causes excluded, including those causes set forth in Article 13.6.  Subject to Article 16.1, reimbursement for replacement of life-limited Parts in an Engine (including exchange fees and handling, packaging and shipping charges) will be made up to the amount in the Engine LLP Reserves applicable to such Engine at the time of replacement of such life-limited Part.

13.4                                                               Landing Gear Reserves.    Subject to the terms of Article 13.5, LESSOR will reimburse LESSEE (or, at LESSEE’s option, pay on behalf of LESSEE) from the Landing Gear Reserves for the actual cost of an Overhaul of the Landing Gear (including exchange fees and handling, packaging and shipping charges), up to the amount remaining in the Landing Gear

Reserves, with work performed for all other causes excluded, including those causes set forth in Article 13.6.

13.5                                                               Reimbursement.    LESSEE will be entitled to reimbursement from the Reserves after the work is completed and the Airframe, Engine or Landing Gear has left the repair agency (or after LESSOR has received from the repair agency written assurance, in form and substance acceptable to LESSOR, that the repair agency will release the Airframe, Engine, or Landing Gear upon receipt of LESSOR’s payment of the amount required by this Article 13) by submitting invoices and proper documentation within twelve (12) months after completion of the work.  LESSOR will reimburse to LESSEE, no later than thirty (30) days after receipt of such proper documentation, all, or all undisputed, amounts due to be reimbursed hereunder.  For the Airframe, proper documentation includes a list of all routine and non-routine work cards and an itemized labor and materials report.  For the Engine, proper documentation includes a description of the reason for removal (if removed), a shop teardown report, a shop findings report if an Engine is removed (or an equivalent report if an Engine is not removed), a full description of the workscope and complete disk records for the Engine both prior to and after the repair.  Both the invoice supplied by the Engine repair facility and that submitted by LESSEE to LESSOR with respect to an Engine will state whether or not credits were provided due to life remaining on any removed Engine Parts and the amount of any such credits will be itemized.  For the Landing Gear, proper documentation includes the total calendar time, hours and cycles on the Landing Gear both prior to and after the Overhaul, a copy of the complete Overhaul report which includes a life limited component list and a description of all work performed on the Landing Gear assembly.

13.6                                                               Reimbursement Adjustment.    By way of example, among the exclusions from reimbursement are those items resulting from repairs covered by LESSEE’s or a third party’s insurance (deductibles being for the account of LESSEE), or warranties or required as a result of an Airworthiness Directive, manufacturer’s service bulletin, faulty maintenance or installation, improper operations, misuse, neglect, accident, incident, ingestion, or other accidental cause.  Reimbursement from the Reserves will not be available for the APU, quick engine change (QEC) Parts, thrust reversers, or any of their associated components.  Notwithstanding the foregoing sentence, if the Airframe, any Engine or any Landing Gear undergoes a repair or inspection that is otherwise excluded from reimbursement pursuant to this Article 13.6, and if, in the course of such repair or inspection, LESSEE performs additional work that (a) constitutes an Eligible Structural Check, an Eligible Shop Visit, or an Overhaul of any Landing Gear or (b) results in an increase in the time remaining until the next Eligible Structural Check, Eligible Shop Visit, or Overhaul of any Landing Gear, then LESSEE shall be entitled to reimbursement for the cost of such additional work and the same will not be excluded from reimbursement hereunder from the Airframe Reserves, Engine Performance Restoration Reserves, Engine LLP Reserves or Landing Gear Reserves, as applicable.  All invoices subject to reimbursement from LESSOR will be reduced (by adjustment between LESSEE and LESSOR retroactively if necessary) by the actual amounts received by LESSEE on account of such work from responsible third parties or other sources, such as insurance proceeds, manufacturer’s warranties, guarantees, concessions and credits actually received from such sources (including, with respect to Engines, credits due to life remaining on any removed Engine Parts).

13.7                                                               Costs in Excess of Reserves.    LESSEE will be responsible for payment of all costs in excess of the amounts reimbursed hereunder.  If on any occasion the balance in the Airframe Reserves, Engine Performance Restoration Reserves, Engine LLP Reserves or Landing Gear Reserves for a particular Engine or Landing Gear (at the time of the structural check, in the case of the Airframe, or at the time of removal, in the case of an Engine or the Landing Gear) is insufficient to satisfy a claim for reimbursement in respect of the Airframe, such Engine or the Landing Gear, as applicable, the shortfall may not be carried forward or made the subject of any further claim for reimbursement.

13.8                                                               Reimbursement after Termination Date.    LESSEE may not submit any invoice for reimbursement from the Reserves after the Termination Date unless on or prior to such date LESSEE has notified LESSOR in writing that such outstanding invoice will be submitted after the Termination Date and the anticipated amount of such invoice.  So long as LESSEE has provided such notice to LESSOR, LESSEE may then submit such outstanding invoice at any time within six (6) months after the Termination Date.  In the event of the Total Loss of the Aircraft and provided that no Event of Default has occurred and is continuing, the unreimbursed Reserves held by LESSOR will be paid to LESSEE.

ARTICLE 14                           TITLE AND REGISTRATION

14.1                                                               Title to the Aircraft during Lease Term.    Title to the Aircraft will be and remain vested in LESSOR.  LESSOR and LESSEE intend this Lease to be a “true lease”.  LESSEE will have no right, title or interest in the Aircraft except as provided in this Lease.

14.2                                                               Registration of Aircraft.    LESSOR at its sole cost and expense will register and maintain registration of the Aircraft in the name of LESSOR at the register of aircraft in the State of Registration, except that in the event of a permitted sublease, LESSEE at its sole cost and expense will register and maintain registration of the Aircraft in the name of LESSOR at the State of Registration.  LESSEE will cooperate with LESSOR and will from time to time take all other steps then required by Law (including the Geneva Convention if applicable) or as LESSOR may reasonably request to protect and perfect LESSOR’s interest in the Aircraft and this Lease in the State of Registration or in any other jurisdictions in or over which LESSEE may operate the Aircraft.

14.3                                                               Filing of This Lease.    To the extent permitted by Law and in accordance with the requirements of the Law from time to time, LESSEE at its sole cost and expense will cause this Lease to be kept, filed, recorded and refiled or rerecorded in the State of Registration and in any other offices necessary to protect LESSOR’s rights hereunder as reasonably requested by LESSOR.   Notwithstanding anything to the contrary in this Article 14, LESSOR will pay the costs and fees of special FAA counsel, in making the initial filings and recordings with the FAA.

ARTICLE 15                           IDENTIFICATION PLATES

LESSOR will affix and LESSEE will at all times maintain on the Airframe and each Engine the identification plates containing the following legends or any other legend reasonably requested by LESSOR in writing:

15.1                                                               Airframe Identification Plates.

Location:	One to be affixed to the Aircraft structure above the forward entry door adjacent to and not less prominent than that of Manufacturer’s data plate and another in a prominent place on the flight deck.

Size:	No smaller than 4” x 6”.

Legend:	“THIS AIRCRAFT IS OWNED BY INTERNATIONAL LEASE

FINANCE CORPORATION. MANUFACTURER’S SERIAL NO: 2198

OWNER’S ADDRESS:

INTERNATIONAL LEASE FINANCE CORPORATION

[Until January 31, 2004]
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067-6049
U.S.A.

[On and after February 1, 2004]
10250 Constellation Boulevard, 34th Floor
Los Angeles, California 90067-6234
U.S.A.”

15.2                                                               Engine Identification Plates.

Location:	The legend on the plate must be no less prominent than the Engine data plate and must be visible.

Size:	No smaller than 2” x 6”.

“THIS ENGINE IS OWNED BY INTERNATIONAL LEASE FINANCE CORPORATION, LOS ANGELES, CALIFORNIA, USA.”

ARTICLE 16                           TAXES

16.1                                                               General Obligation of LESSEE.    Except as set forth in Article 16.2, LESSEE agrees to pay promptly when due, and to indemnify and hold harmless LESSOR on a full indemnity basis from, all license and registration fees and all taxes, fees, levies, imposts, duties, charges, deductions or withholdings of any nature (including without limitation any value added, franchise, transfer, sales, gross receipts, use, business, excise, turnover, personal property, stamp or other tax) together with any assessments, penalties, fines, additions to tax or interest thereon, however or wherever imposed (whether imposed upon LESSEE, LESSOR, on all or part of the Aircraft, the Engines or otherwise), by any Government Entity or taxing authority in the U.S. (including without limitation the City or County of Los Angeles), or any foreign country or by any international taxing authority, upon or with respect to, based upon or measured by any of the following (collectively, “Taxes”):

(a)                                              the Aircraft, Engines or any Parts;

(b)                                             the use, operation or maintenance of the Aircraft or carriage of passengers or freight during the Lease Term;

(c)                                              this Lease, the payments due hereunder and the terms and conditions hereof; and

(d)                                             the delivery under lease, import, export, or return of the Aircraft or payment of Total Loss Proceeds.

16.2                                                               Exceptions to Indemnity.    The indemnity provided for in Article 16.1 does not extend to any of the following Taxes (hereinafter referred to as “LESSOR’s Taxes”):

(a)                                              Taxes imposed by the U.S. or by any Government Entity within the U.S. on the net income, profits or gains, accumulated or undistributed earnings or income, gross receipts, capital or net worth of LESSOR;

(b)                                             Taxes attributable to the period, or an event occurring, prior to Delivery or after return of the Aircraft to LESSOR in accordance with this Lease;

(c)                                              Taxes attributable to LESSOR’s gross negligence, willful misconduct or breach of this Lease;

(d)                                             Taxes which LESSEE is contesting in good faith in accordance with Article 16.5;

(e)                                              Taxes imposed by any country other than the U.S. on the net income, gross receipts, capital or net worth of LESSOR but only to the extent that (i) such Taxes were not in any way connected with, due to or arising out of this Lease, LESSEE’s business operations or office locations in any such country or LESSEE’s use and operation of the Aircraft and (ii) such Taxes would be otherwise payable by LESSOR notwithstanding this Lease, LESSEE’s business operations or office locations in any such country or LESSEE’s use and operation of the Aircraft;

(f)                                                Taxes imposed as a result of LESSOR’s voluntary or involuntary transfer, pledge, assignment, financing, or other similar disposition of the Aircraft, Engines, any Parts, or this Lease or any interest in any of the foregoing (except a transfer or sale following LESSOR’s exercise of any of its rights or remedies provided in

Article 25.3) provided that LESSEE remains responsible for payment of any Taxes and the specific amount of such Taxes that it would have been required to indemnify for had such voluntary or involuntary transfer not occurred;

(g)                                             Taxes consisting of any Taxes, interest, penalties or additions to Tax imposed on LESSOR as a result, in whole or in part, of a failure of LESSOR to file any Tax return or Tax-related registration properly and timely, unless such failure shall be caused by the failure of LESSEE to fulfill any obligations of LESSEE under Section 16.7 with respect to such Tax return; or

(h)                                             Taxes resulting from, or that would not have been imposed but for, any LESSOR’s Lien arising as a result of claims against, or acts or omissions of, or otherwise attributable to, LESSOR or any related party.

16.3                                                               After-Tax Basis.    The amount which LESSEE is required to pay with respect to any Taxes indemnified against under Article 16.1 is an amount sufficient to restore LESSOR on an after-tax basis to the same position LESSOR would have been in had such Taxes not been incurred.  If LESSOR determines in good faith that it has realized a Tax benefit (by way of deduction, credit or otherwise) as a result of any payment for which LESSEE is liable under Section 5.7 or 16.1 of this Lease, and such benefit was not previously taken into account in calculating the amount of such payment on an after-tax basis in accordance with the immediately preceding sentence of this Article 16.3, LESSOR will pay to LESSEE an amount that is reasonably sufficient to ensure that LESSOR is in no better an after-tax position than it would have been in if the event giving rise to LESSEE’s liability for payment had not occurred.

16.4                                                               Timing of Payment.    Any amount payable to LESSOR pursuant to this Article 16 will be paid within ten (10) days after receipt of a written demand therefor from LESSOR accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable provided, however, that such amount need not be paid by LESSEE prior to the earlier of (a) the date any Tax is payable to the appropriate Government Entity or taxing authority or (b) in the case of amounts which are being contested by LESSEE in good faith or by LESSOR pursuant to Article 16.5, the date such contest is finally resolved.

16.5                                                               Contests.    If claim is made against LESSOR for Taxes with respect to which LESSEE is liable for a payment or indemnity under this Lease, LESSOR will promptly give LESSEE notice in writing of such claim provided, however, that LESSOR’s failure to give notice will not relieve LESSEE of its obligations hereunder unless such failure materially impairs or precludes LESSEE’s ability to contest the claim.  So long as (a) a contest of such Taxes does not involve any material risk of the sale, forfeiture or loss of the Aircraft or any interest therein, (b) if

LESSOR so requests, LESSEE has provided LESSOR with an opinion of independent tax counsel that a reasonable basis exists for contesting such claim and (c) adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted, then LESSOR at LESSEE’s written request will in good faith, with due diligence and at LESSEE’s expense, contest (or permit LESSEE to contest in the name of LESSEE or LESSOR) the validity, applicability or amount of such Taxes.

16.6                                                               Refunds.    Upon receipt by LESSOR of a refund of all or any part of any Taxes (including any deductions or withholdings referred to in Article 5.8) which LESSEE has paid, LESSOR will promptly pay to LESSEE the amount of such Taxes refunded, to the extent that the underlying Tax liability has been extinguished.

16.7                                                               Cooperation in Filing Tax Returns.    LESSEE and LESSOR will cooperate with one another in providing information which may be reasonably required to fulfill each party’s tax filing requirements and any audit information request arising from such filing.

16.8                                                               Survival of Obligations.    The indemnity obligations and other agreements of LESSEE as set forth in this Article 16 will survive the Termination Date.

ARTICLE 17                           INDEMNITIES

17.1                                                               General Indemnity.    Except as set forth in Article 17.2 and Article 28.18, LESSEE agrees to indemnify and hold harmless LESSOR and its officers, directors, employees, agents and shareholders (individually an “Indemnitee” and collectively “Indemnitees”) from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, disbursements and expenses (including legal fees, costs and related expenses) of every kind and nature, whether or not any of the transactions contemplated by this Lease are consummated (collectively “Expenses”), which are imposed on, incurred by or asserted against any Indemnitee and which are in any way relating to, based on or arising out of any of the following:

(a)                                              this Lease or any transactions contemplated hereby;

(b)                                             the operation, possession, use, non-use, control, leasing, subleasing, maintenance, storage, overhaul, testing, inspections or acceptance flights at return of the Aircraft, any Engine, or any Part during the Lease Term by LESSEE, any sublessee or any other Person, whether or not the same is in compliance with the terms of this Lease, including without limitation claims for death, personal injury, property damage, other loss or harm to any Person and claims relating to any Laws, including without limitation environmental control, noise and pollution laws, rules or regulations;

(c)                                              the manufacture, design, acceptance, rejection, delivery, return, import, export, condition, repair, modification, servicing, rebuilding, enforcement of warranties whether in LESSOR’s or LESSEE’s name, any sale of the Aircraft in connection with the exercise of any of LESSOR’s remedies provided in Article 25.3, customer and product support provided by Manufacturer and other vendors, airworthiness, registration, reregistration, performance, sublease, merchantability, fitness for use, substitution or replacement of the Aircraft, Engine, or any Part under this Lease or other transfer of use or possession of the Aircraft, Engine, or any Part, including under a pooling or interchange arrangement, including without limitation latent and other defects, whether or not discoverable and patent, trademark or copyright infringement;

(d)                                             any non-compliance by LESSEE with any term of this Lease or the falsity or inaccuracy of any representation or warranty of LESSEE set forth herein;

(e)                                              the prevention or attempt to prevent the lawful arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft, or in securing the lawful release of the Aircraft; or

(f)                                                as a consequence of any Default in payment by LESSEE of any sum to be paid by LESSEE when due under this Lease or any other Default by LESSEE in the due and punctual performance of its obligations under this Lease.

The foregoing indemnity by LESSEE is intended to include and cover any Expense to which an Indemnitee may be subject (in contract, tort, strict liability or under any other theory) regardless of the negligence, active or passive or any other type, of such Indemnitee, so long as such Expense does not fall within any of the exceptions listed in Article 17.2.

17.2                                                               Exceptions to General Indemnities.    The indemnity provided for in Article 17.1 will not extend to Expenses of any Indemnitee to the extent resulting from or arising out of any of the following:

(a)                                              Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to have resulted from the willful misconduct of such Indemnitee;

(b)                                             Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to be attributable to incidents, accidents or occurrences prior to the Delivery Date, but only where both the act or omission which gave rise to the incident, accident or occurrence and the incident, accident or occurrence itself occurred prior to the Delivery Date;

(c)                                              Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to be attributable to acts or events which occur after the Termination Date and return of the Aircraft to LESSOR in the condition required hereunder, but in any such case only to the extent not attributable to acts or omissions of LESSEE;

(d)                                             Expenses representing Taxes, it being acknowledged that the terms of Article 16 apply exclusively to LESSEE’s indemnity obligations with respect to Taxes;

(e)                                              Expenses due to the breach by LESSOR of its covenant of quiet enjoyment pursuant to Article 21.2;

(f)                                                Expenses arising directly from the willful misconduct of an Indemnitee;

(g)                                             Expenses related to LESSOR Taxes or a LESSOR’s Lien;

(h)                                             Expenses that LESSOR has expressly agreed to pay under this Lease;

(i)                                                 Expenses which are attributable to the assignment, pledge, financing or other related activity of LESSOR or any Indemnitee with respect to the Aircraft or this Lease;

(j)                                                 Expenses of any Indemnitee which are ordinary and customary operating, overhead or administrative expenses;

(k)                                              Expenses which are attributable to LESSOR’S failure to maintain U.S. citizenship as required by Article 21.3; and

(l)                                                 Expenses which are attributable to any Indemnitee’s default or failure to perform under any financing or related agreement with respect to the Aircraft.

17.3                                                               After-Tax Basis.    The amount which LESSEE will be required to pay with respect to any Expense indemnified against under Article 17.1 will be an amount sufficient to restore the

Indemnitee, on an after-tax basis, to the same position such Indemnitee would have been in had such Expense not been incurred.

17.4                           Timing of Payment.    Subject to Article 17.8 and LESSEE’s right to defend any claims that are subject to this Article 17, it is the intent of the parties that each Indemnitee will have the right to indemnification for Expenses hereunder as soon as a claim is made and as soon as an Expense is incurred.  LESSEE will pay an Indemnitee for Expenses pursuant to this Article 17 within ten (10) days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity, the actual Expense which is claimed, and the computation of the amount payable.

17.5                           Subrogation.    Upon the payment in full of any indemnity pursuant to this Article 17 by LESSEE, LESSEE will be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been made.

17.6                           Notice.    Each Indemnitee and LESSEE will give prompt written notice one to the other of any liability of which such party has knowledge for which LESSEE is, or may be, liable under Article 17.1 provided, however, that failure to give such notice will not terminate any of the rights of Indemnitees under this Article 17 except to the extent that LESSEE has been materially prejudiced by the failure to provide such notice.

17.7                           Refunds.    If any Indemnitee obtains a recovery of all or any part of any amount which LESSEE has paid to such Indemnitee, such Indemnitee will promptly pay to LESSEE the net amount recovered by such Indemnitee.

17.8                           Defense of Claims.    Unless an Event of Default has occurred and is continuing, LESSEE and its insurers will have the right (in each such case at LESSEE’s sole expense) to investigate or defend or compromise any claim covered by insurance for which indemnification is sought pursuant to Article 17.1, provided that if LESSEE or its insurers have reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, then LESSEE shall be obliged to ensure that its indemnity obligations are adequately secured to the reasonable satisfaction of LESSOR.   Each Indemnitee will cooperate with LESSEE or its insurers with respect to any such defense of claims.  If LESSEE or its insurers are retaining attorneys to handle any such claim, such counsel must be reasonably satisfactory to the Indemnitees.  If not, the Indemnitees will have the right to retain counsel of their choice at LESSEE’s expense.

17.9                           Survival of Obligation.    Notwithstanding anything in this Lease to the contrary, the provisions of this Article 17 will survive the Termination Date and continue in full force and effect notwithstanding any breach by LESSOR or LESSEE of the terms of this Lease, the termination of the lease of the Aircraft to LESSEE under this Lease or the repudiation by LESSOR or LESSEE of this Lease.

ARTICLE 18                           INSURANCE

18.1                                                               Categories of Insurance.    Throughout the Lease Term and until the Termination Date, LESSEE will, at its own expense, effect and maintain in full force and effect the types of insurance and amounts of insurance (including deductibles) described in Exhibit E through brokers and insurers of recognized standing in the London or New York insurance markets or, in the event of a sublease to a Permitted Sublessee, with such brokers and with such insurers in the London or New York markets as may be approved by LESSOR, such approval not to be unreasonably withheld.

18.2                                                               Third Party War Liability Insurance.    LESSEE will provide evidence to LESSOR that the U.S. government indemnity for third party (non-passenger) war liability covers LESSEE and its operation of the Aircraft, up to the limits of coverage specified in Exhibit E for Aircraft Third Party, Passenger, Baggage, Cargo and Mail Liability and Airline General Third Party Liability.  For so long as such U.S. government indemnity is in effect and LESSEE is covered thereby with respect to the Aircraft, LESSOR agrees that LESSEE may substitute such indemnity for Extended Coverage Endorsement AVN 52D and the excess coverage required by Exhibit E.  In the event that LESSEE is no longer covered by such U.S. government indemnity, LESSEE will carry Extended Coverage Endorsement AVN 52D and excess third party war liability insurance coverage in the amount required by Exhibit E.

18.3                                                               Installation of Third Party Engine.    If LESSEE installs an engine not owned by LESSOR on the Aircraft, either (a) LESSEE’s hull insurance on the Aircraft will automatically increase to such higher amount as is necessary in order to satisfy both LESSOR’s requirement to receive the Agreed Value in the event of a Total Loss and the amount required by the third party engine owner or (b) separate additional insurance on such engine will attach in order to satisfy separately the requirements of the LESSEE to such third party engine owner.

18.4                                                               Insurance for Indemnities.    The insurance referred to in Article 18.1 will in each case include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 17 and LESSEE will maintain such insurance of the indemnities for a minimum of two (2) years following the Termination Date.

18.5                                                               Renewal.    Not less than five (5) Business Days before the expiration or termination date of any insurance required hereunder, LESSEE will provide LESSOR with fax confirmation from LESSEE’s insurance brokers that renewed certificates of insurance evidencing the renewal or replacement of such insurance and complying with Exhibit E will be issued on the termination date of the prior certificate.  Prior to such termination date, LESSEE’s insurance brokers will provide LESSOR with fax confirmation that such renewed certificates have been issued.  Within seven (7) days after such renewal, LESSEE will furnish its brokers’ certificates of insurance to LESSOR.

18.6                                                               Assignment of Rights by LESSOR.    If LESSOR assigns all or any of its rights under this Lease as permitted by this Lease or otherwise disposes of any interest in the Aircraft to any other Person, LESSEE will, upon request, procure that such Person hereunder be added as loss payee and/or additional assured in the policies effected hereunder and enjoy the same rights and insurance enjoyed by LESSOR under such policies.  LESSOR will nevertheless continue to be covered by such policies.

18.7                                                               Deductibles.    If there has been a Payment Default and there is a material adverse change in the financial condition of LESSEE which LESSOR reasonably believes will cause LESSEE to be unable to pay the deductible upon the occurrence of a partial loss of the Aircraft or an Engine, then LESSOR may require LESSEE at LESSEE’s expense to lower its deductibles on the insurance maintained hereunder to a level which is available on commercially reasonable terms in the insurance market.

18.8                                                               Insurance for Wet Lease Operations.    In the event LESSEE is performing wet lease operations with the Aircraft pursuant to Article 11.5 and the wet lessee is carrying the primary passenger, baggage and cargo liability insurance with respect to the flights, then such insurance must meet the requirements of Exhibit E, including with respect to the amounts of coverage, naming of LESSOR as an additional insured and inclusion of the other endorsements set forth in Exhibit E.  Moreover, LESSEE will at all times carry contingent passenger, baggage and cargo liability insurances for such flights.  Prior to commencement of wet lease operations for a particular wet lessee, LESSOR will receive certificates of insurance from the insurance brokers for LESSEE and, if applicable, the wet lessee evidencing such coverages.

18.9                                                               Other Insurance.    LESSOR may from time to time by notice to LESSEE require LESSEE at LESSEE’s expense to effect such other insurance or such variations to the terms of the existing insurance as may then be customary in the airline industry for aircraft of the same type as the Aircraft and at the time commonly available in the insurance market.

18.10                                                         Information.    LESSEE will provide LESSOR with any information reasonably requested by LESSOR from time to time concerning the insurance maintained with respect to the Aircraft or in connection with any claim being made or proposed to be made thereunder.

18.11                                                         Currency.    All proceeds of insurance pursuant to this Lease will be payable in Dollars except as may be otherwise agreed by LESSOR.

18.12                                                         Grounding of Aircraft.    If at any time any of the insurance required pursuant to this Lease will cease to be in full force and effect, LESSEE will forthwith ground the Aircraft and keep the Aircraft grounded until such time as such insurance is in full force and effect again.

18.13                                                         Failure to Insure.    If at any time LESSEE fails to maintain insurance in compliance with this Article 18, LESSOR will be entitled but not bound to do any of the following (without prejudice to any other rights which it may have under this Lease by reason of such failure):

(a)                                              to pay any premiums due or to effect or maintain insurance reasonably satisfactory to LESSOR or otherwise remedy such failure in such manner as LESSOR considers appropriate (and LESSEE will upon demand reimburse LESSOR in full for any amount so expended in that connection); or

(b)                                             at any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), proceed to and remain at any airport designated by LESSOR, until such failure is remedied to LESSOR’s satisfaction.

18.14                                                         Reinsurance.    In the event that the Aircraft is subleased to a Permitted Sublessee located outside of the U.S., any reinsurance will be maintained with reinsurers and brokers approved by LESSOR.  Such reinsurance will contain each of the following terms and will in all other respects (including amount) be satisfactory to LESSOR:

(a)                                              the same terms as the original insurance;

(b)                                             a cut-through and assignment clause satisfactory to LESSOR; and

(c)                                              payment will be made notwithstanding (i) any bankruptcy, insolvency, liquidation or dissolution of any of the original insurers and/or (ii) that the original insurers have made no payment under the original insurance policies.

In the event that LESSEE and other, similarly situated commercial air carriers in the U.S. change the structure of their insurance coverage with respect to reinsurance, LESSEE and LESSOR will discuss in good faith whether the foregoing provisions relating to reinsurance should apply to this Lease.

18.15                                                         Limit on Hull in Favor of LESSEE.    LESSEE may carry hull all risks or hull war and allied perils on the Aircraft in excess of the Agreed Value (which is payable to LESSOR) only to the extent such excess insurance which would be payable to LESSEE in the event of a Total Loss does not exceed one hundred ten percent (110%) of the Agreed Value and only to the extent that such additional insurance will not prejudice the insurances required herein or the recovery by LESSOR thereunder.  LESSEE agrees that it will not create or permit to exist any liens or encumbrances over the insurances, or its interest therein, except as constituted by this Lease.

ARTICLE 19                           LOSS, DAMAGE AND REQUISITION

Throughout the Lease Term and until the Termination Date, LESSEE will bear all risk of loss, theft, damage and destruction to the Aircraft.

19.1                                                               Definitions.    In this Article 19 and throughout this Lease:

“Agreed Value” has the meaning set forth in Paragraph 14 of Exhibit C.

“Net Total Loss Proceeds” means the Total Loss Proceeds actually received by LESSOR following a Total Loss, less any legal and other out-of-pocket expenses, taxes or duties incurred by LESSOR in connection with the collection of such proceeds.

“Total Loss” means any of the following in relation to the Aircraft, Airframe or any Engine, and “Total Loss Date” means the date set forth in parenthesis after each Total Loss:

(a)                                              destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason (the date such event occurs or, if not known, the date on which the Aircraft, Airframe or Engine was last heard of);

(b)                                             actual or constructive total loss (including any damage to the Aircraft which results in an insurance settlement on the basis of a total loss) (the earlier of the date on which the loss occurs or thirty (30) days after the date of notice to LESSEE’s brokers or insurers claiming such total loss);

(c)                                              requisition of title, confiscation, forfeiture or any compulsory acquisition or other similar event (the date on which the same takes effect);

(d)                                             sequestration, detention, seizure or any similar event for more than sixty (60) consecutive days or one-hundred eighty (180) consecutive days if the Aircraft is located in the U.S. for such entire period (the earlier of the date on which insurers make payment on the basis of a total loss or the date of expiration of such period);

(e)                                              requisition for use for more than one hundred eighty (180) consecutive days, except as set forth in Article 19.8 (the earlier of the date on which the insurers make payment on the basis of a total loss or the date of expiration of such period); or

(f)                                                in the case of an Engine, the event described in Article 12.6.3 (the date on which the same takes effect).

“Total Loss Proceeds” means the proceeds of any insurance or any compensation or similar payment arising in respect of a Total Loss.

19.2                                                               Notice of Total Loss.    LESSEE will notify LESSOR in writing within two (2) Business Days after a Total Loss Date of the Aircraft, Airframe or any Engine.

19.3                                                               Total Loss of Aircraft or Airframe.    If the Total Loss of the Aircraft or Airframe occurs during the Lease Term, the following will occur:

19.3.1                                                      After the Total Loss Date and until receipt by LESSOR of the Agreed Value and all other amounts then due under this Lease, LESSEE will continue to pay Rent and the parties will perform, to the extent possible, all of their other obligations under this Lease.

19.3.2                                                      On the date which is the earlier of the following dates:

(a)                     the date on which the Total Loss Proceeds of the Aircraft or the Airframe are paid by LESSEE’s insurance underwriters or brokers and

(b)                    the date which falls sixty (60) days after the Total Loss Date,

LESSEE will pay to LESSOR an amount equal to the sum of:

(a)                     the Agreed Value and

(b)                    all other amounts then due under this Lease,

less an amount equal to the Net Total Loss Proceeds received by LESSOR by such date.

19.3.3                                                      LESSOR will apply the Net Total Loss Proceeds and any amounts received from LESSEE pursuant to Article 19.3.2 as follows:

(a)                     first, in discharge of any unpaid Rent and any other amounts accrued and unpaid up to the date of LESSOR’s receipt of the Agreed Value;

(b)                    second, in discharge of the Agreed Value; and

(c)                     third, payment of the balance, if any, to LESSEE.

19.3.4                                                      Upon receipt by LESSOR of all monies payable by LESSEE in Article 19.3, this Lease will terminate except for LESSEE’s obligations under Articles 10.5, 16 and 17 which survive the Termination Date, and LESSOR will relinquish title to the Aircraft to the insurance underwriters or LESSEE, as appropriate.

FOR AVOIDANCE OF DOUBT, THE AGREED VALUE OF THE AIRCRAFT WILL BE PAYABLE TO LESSOR PURSUANT TO THIS ARTICLE 19.3 WHEN A TOTAL LOSS OF THE AIRFRAME OCCURS EVEN IF THERE HAS NOT BEEN A TOTAL LOSS OF AN ENGINE OR ENGINES.

19.4                                                               Surviving Engine(s.    If a Total Loss of the Airframe occurs and there has not been a Total Loss of an Engine or Engines, then, provided no Default has occurred and is continuing, at the request of LESSEE (subject to agreement of relevant insurers) and on receipt of all monies due under Article 19.3 and payment by LESSEE of all airport, navigation and other charges on the Aircraft, LESSOR will transfer all its right, title and interest in the surviving Engine(s) to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to freedom from any LESSOR’s Lien.

19.5                                                               Total Loss of Engine and Not Airframe.

19.5.1                                                      Upon a Total Loss of any Engine not installed on the Airframe or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe, LESSEE will replace such Engine as soon as reasonably possible by duly conveying to LESSOR title to another engine (a) free and clear of all Security Interests (except Permitted Liens) of any kind or description, (b) in airworthy condition and of the same or improved model, service bulletin and modification status and having a value and utility at least equal to the Engine which sustained the

Total Loss, (c) in the same or better operating condition as the Engine which sustained a Total Loss, including time in service, hours and cycles since new and hours and cycles available to the next inspection, Overhaul or scheduled or anticipated removal.  In all circumstances, with respect to life limited Parts in any replacement engine, (x) the life limited Part that is due to be removed earliest in such replacement engine will have no less life remaining than the life limited Part that was due to be removed earliest in the Engine which sustained the Total Loss and (y) the average life remaining for all life limited Parts in the replacement engine will be no less than the average life remaining for the life limited Parts in the Engine which sustained the Total Loss.  Such replacement engine will be an Engine as defined herein and the Engine which sustained such Total Loss will cease to be an Engine; whereupon, subject to agreement of relevant insurers, LESSOR will transfer all of its right, title and interest in and to the Engine which sustained the Total Loss to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to title and freedom from any LESSOR’s Lien.

19.5.2                                                      LESSEE agrees at its own expense to take such action as LESSOR may reasonably request in order that any such replacement Engine becomes the property of LESSOR and is leased hereunder on the same terms as the destroyed Engine.  LESSEE’s obligation to pay Rent will continue in full force and effect, but an amount equal to the Net Total Loss Proceeds received by LESSOR with respect to such destroyed Engine will, subject to LESSOR’s right to deduct therefrom any amounts then due and payable by LESSEE under this Lease, be paid to LESSEE.

19.6                                                               Other Loss or Damage.

19.6.1                                                      If the Aircraft or any Part thereof suffers loss or damage not constituting a Total Loss of the Aircraft or the Airframe or any Engine, all the obligations of LESSEE under this Lease (including payment of Rent) will continue in full force.

19.6.2                                                      In the event of any loss or damage to the Aircraft or Airframe which does not constitute a Total Loss of the Aircraft or the Airframe, or any loss or damage to an Engine which does not constitute a Total Loss of such Engine, LESSEE will at its sole cost and expense fully repair the Aircraft, Engine or APU in order that the Aircraft or Engine is placed in an airworthy condition and substantially the same condition as it was prior to such loss or damage.  All repairs will be performed in a manner which preserves and maintains, to the extent possible, all warranties and service life policies to the same extent as they existed prior to such loss or damage.  LESSEE will notify LESSOR forthwith of any loss, theft or damage to the Aircraft for which the cost of repairs is estimated to exceed [SEE PARAGRAPH 15 OF

EXHIBIT C.], together with LESSEE’s proposal for carrying out the repair.  In the event that LESSOR does not agree with LESSEE’s proposals for repair, LESSOR will so notify LESSEE within two (2) Business Days after its receipt of such proposal.  Upon receipt of such notice from LESSOR, LESSEE and LESSOR will then consult with Manufacturer and LESSEE and LESSOR agree to accept as conclusive, and be bound by, Manufacturer’s directions or recommendations as to the manner in which to carry out such repairs.  If Manufacturer declines to give directions or recommendations, LESSEE will carry out the repairs in accordance with the directions of LESSOR.

19.6.3                                                      To the extent insurance proceeds received by LESSEE directly from its insurers do not cover the cost of such repair work on the Aircraft or Engine and LESSOR has received additional insurance proceeds from LESSEE’s insurers with respect to such repair work, LESSOR will (subject to LESSOR’s right to deduct therefrom any amounts then due and payable by LESSEE under this Lease and submission by LESSEE of reasonable documentation in support of such excess repair costs) pay to LESSEE insurance proceeds received by LESSOR as and when such repair work is performed on the Aircraft.

19.7                                                               Copy of Insurance Policy.    Promptly after the occurrence of a partial loss or Total Loss of the Aircraft or an Engine, at the request of LESSOR (and then only in the event reasonably required by LESSOR in connection with insurance policies pursuant to which coverage is sought) LESSEE will provide LESSOR with a copy of the relevant portions of LESSEE’s insurance policy.  LESSEE’s insurance policy will be confidential between LESSOR and LESSEE and will not be disclosed by LESSOR to third parties other than LESSOR’s professional advisors and except as necessary in respect of proceedings relating to such insurance claim.

19.8                                                               Government Requisition.    If the Aircraft, Airframe or any Engine is requisitioned for use by any Government Entity, LESSEE will promptly notify LESSOR of such requisition.  All of LESSEE’s obligations hereunder will continue as if such requisition had not occurred.  So long as no Event of Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity will be paid over to or retained by LESSEE.  If an Event of Default has occurred and is continuing, all payments received by LESSEE or LESSOR from such Government Entity may be used by LESSOR to satisfy any obligations owing by LESSEE.

19.9                                                               Return of Security Deposit and other Amounts.    For avoidance of doubt, the parties agree that in the event of the Total Loss of the Airframe, upon receipt by LESSOR of all monies payable by LESSEE in accordance with Article 19.3, and subject always to the terms of

Articles 5.1.3 and 13.8, LESSOR will (a) return to LESSEE the amount of the Security Deposit then held by LESSOR and any prepaid Rent and (b) pay to LESSEE an amount equal to one hundred percent (100%) of the Reserves then held by LESSOR and which are not subject to a claim for reimbursement pursuant to Article 13.5.

ARTICLE 20                           REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

20.1                                                               Representations and Warranties.    LESSEE represents and warrants the following to LESSOR as of the date of execution of this Lease and as of the Delivery Date:

20.1.1                                                      Corporate Status.    LESSEE is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Colorado.  It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

20.1.2                                                      Governmental Approvals.    No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other Government Entity is required for the valid authorization, execution, delivery and performance by LESSEE of this Lease, except as will have been duly effected as of the Delivery Date.

20.1.3                                                      Binding.    LESSEE’s Board of Directors has authorized LESSEE to enter into this Lease and the other Operative Documents and to perform its obligations hereunder and thereunder.  This Lease and the other Operative Documents that have been executed and delivered by LESSEE as of the date of this Lease been duly executed and delivered by LESSEE and represent the valid, binding and enforceable obligations of LESSEE except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws of general application affecting the enforcement of creditors’ rights and by such principles of equity as a court having jurisdiction may impose.  When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate and the other Operative Documents.

20.1.4                                                      No Breach.    The execution and delivery of the Operative Documents that have been executed and delivered by LESSEE as of the date of this Lease, the consummation by LESSEE of the transactions contemplated under the Operative Documents and compliance by LESSEE with the terms and provisions thereof do not and will not contravene any Law applicable to LESSEE, or result in any material breach of or constitute any material default under or result in the creation of any Security Interest upon any property of LESSEE, pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other material agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected.  When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate and the other Operative Documents.

20.1.5                                                      Licenses.    LESSEE holds all licenses, certificates and permits from applicable Government Entities in the U.S. necessary for the conduct of its business as a Certificated Air Carrier and performance of its obligations under this Lease.

20.1.6                                                      No Suits.    There are no suits, arbitrations or other proceedings pending or threatened before any court or administrative agency against or affecting LESSEE which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of LESSEE or its ability to perform under this Lease, except as described in the filings provided to LESSOR pursuant to Article 22.

20.1.7                                                      Tax Returns.    All necessary returns have been delivered by LESSEE to all relevant taxation authorities in the jurisdiction of its incorporation and LESSEE is not in default in the payment of any taxes due and payable.

20.1.8                                                      No Material Adverse Effect.    LESSEE is not in default under any agreement to which it is a party or by which it may be bound which default if left uncured would have a material adverse effect on its business, assets or condition.

20.1.9                                                      No Default under this Lease.    At the time of execution of this Lease, no Default has occurred and is continuing and the financial statements provided to LESSOR pursuant to Article 22 fairly present the financial condition of LESSEE.

20.2                                                               Covenants.    LESSEE covenants to LESSOR that it will comply with the following throughout the entire Lease Term:

20.2.1                                                      Licensing.    LESSEE will hold all licenses, certificates and permits from applicable Government Entities in the U.S. necessary for the conduct of its business as a Certificated Air Carrier and performance of its obligations under this Lease.  LESSEE will advise LESSOR promptly in the event any such licenses, certificates or permits are cancelled, terminated, revoked or not renewed.

20.2.2                                                      Information about Suits.    LESSEE will promptly give to LESSOR a notice in writing of any suit, arbitration or proceeding before any court, administrative agency or Government Entity which, if adversely determined, would materially adversely affect LESSEE’s financial condition, affairs, operations or its ability to perform under this Lease provided, however, that compliance by LESSEE with the requirements of Article 22 hereof will be deemed compliance with the provisions of this Article 20.2.2.

20.2.3                                                      Restrictions on Mergers.    LESSEE will not consolidate with or merge into any other corporation or other Person, and will not convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any corporation or other Person, unless:

(i)                              such transaction shall not have any material adverse effect on the rights of LESSOR under or in respect of the Lease or the Aircraft;

(ii)                           the Person formed by or surviving such consolidation or merger or the Person which acquires by conveyance, transfer, lease or other disposition all or substantially all of such property and other assets: (A) shall be a corporation organized and existing under the laws of the U. S.  or any State thereof or the District of Columbia; (B) immediately after giving effect to such transaction, shall have acquired or succeeded to all or substantially all of the assets of LESSEE (if such assets are being transferred) as an entirety, and shall have a tangible net worth (determined in accordance with GAAP) of not less than LESSEE’s tangible net worth (determined in accordance with GAAP) immediately prior to such transaction; (C) shall be a “citizen of the United States” of America as defined in Section 40102(a)(15)(c) of Title 49 of the U.S.C. and a Certificated Air Carrier; and (D) shall executed and deliver to LESSOR (1) such recordations and filings with any Government Entity and such other documents as shall be reasonably necessary or advisable in connection with such consolidation, merger, sale, lease, transfer or other disposition (2) an agreement, in form and substance reasonably satisfactory to LESSOR, assuming all of LESSEE’s obligations under the Lease and the other Operative Documents without amendment thereto and (3) an officer’s certificate to the effect that the requirements of this Section have been satisfied; and

(iii)                        no Event of Default shall have occurred and be continuing or shall occur as a result thereof.

20.2.4                                                      Restriction on Relinquishment of Possession.    LESSEE will not, without the prior consent of LESSOR, deliver, transfer or relinquish possession of the Aircraft except in accordance with Articles 11 and 12.

20.2.5                                                      No Security Interests.    LESSEE will not create or agree to or permit to arise any Security Interest (other than Permitted Liens) on or with respect to the Aircraft, title thereto or any interest therein.  LESSEE will forthwith, at its own expense, take all action as may be reasonably necessary to discharge or remove any such Security Interest if it exists at any time.

20.2.6                                                      Representations to Other Parties.    LESSEE will not represent or hold out LESSOR as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft.

ARTICLE 21                           REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR

21.1                                                               Representations and Warranties.    LESSOR represents and warrants the following to LESSEE as of the date of execution of the Lease and as of the Delivery Date and ALL OTHER WARRANTIES, EXPRESS OR IMPLIED HAVE BEEN WAIVED IN ACCORDANCE WITH ARTICLE 8:

21.1.1                                                      Corporate Status.    LESSOR is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of California.  It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

21.1.2                                                      Governmental Approvals.    No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any U.S. Government Entity is required for the valid authorization, execution, delivery and performance by LESSOR of this Lease.

21.1.3                                                      Binding.    This Lease and the other Operative Documents that have been have been executed and delivered by LESSEE as of the date of this Lease have been duly authorized, executed and delivered by LESSOR and represent the valid, enforceable and binding obligations of LESSOR except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws of general application affecting the enforcement of creditors’ rights and by such principles of equity as a court having jurisdiction may impose.  When executed by LESSOR at Delivery, the same will apply to the other Operative Documents.

21.1.4                                                      No Breach.    The execution and delivery of the Operative Documents that have been executed and delivered by LESSOR as of the date of this Lease, the consummation by LESSOR of the transactions contemplated therein and compliance by LESSOR with the terms and provisions thereof do not and will not contravene any Law applicable to LESSOR, or result in any material breach of or constitute any material default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other material agreement or instrument to which LESSOR is a party or by which LESSOR or its properties or assets may be bound or affected.  When executed by LESSOR at Delivery, the same will apply to the other Operative Documents.

21.1.5                                                      Title to Aircraft.    On the Delivery Date LESSOR will have good and valid title to the Aircraft.

21.1.6                                                      Citizen of the United States.    LESSOR is a “citizen of the United States of America” (as defined in Section 40102 of Title 49 of U.S.C.).

21.2                                                               Covenant of Quiet Enjoyment.    So long as no Event of Default has occurred and is continuing hereunder, LESSOR covenants that neither LESSOR nor any person lawfully claiming through LESSOR will interfere with LESSEE’s quiet, peaceful use and enjoyment of the Aircraft during the Lease Term.

21.3                                                               Covenant of U.S. Citizenship.    LESSOR hereby covenants that as of the date of Delivery, the date of registration of the Aircraft with the Aviation Authority, and for the entire duration of the Lease Term, it shall be a “citizen of the United States of America” (as defined in Section 40102 of Title 49 of U.S.C.).

ARTICLE 22                           FINANCIAL AND RELATED INFORMATION

LESSEE agrees to furnish each of the following to LESSOR:

(a)                                              within forty-five (45) days after the end of each fiscal quarter of LESSEE, three (3) copies of the unaudited consolidated financial statements (including a balance sheet and profit and loss statement) prepared for such quarter in accordance with generally accepted accounting principles in the U.S.;

(b)                                             within ninety (90) days after the end of each fiscal year of LESSEE, three (3) copies of the audited consolidated financial statements (including a balance sheet and profit and loss statement) prepared as of the close of such fiscal year in accordance with generally accepted accounting principles in the U.S.;

(c)                                              promptly after distribution, three (3) copies of all reports and financial statements which LESSEE sends or makes available to its stockholders or creditors generally;

(d)                                             Technical Evaluation Reports in conjunction with every second “C” check for the Aircraft and at other times reasonably requested by LESSOR in accordance with Article 12.10.2 hereof; and

(e)                                              from time to time, such other reasonable information as LESSOR or LESSOR’s Lender may reasonably request concerning the location, condition, use and operation of the Aircraft or the financial condition of LESSEE.

ARTICLE 23                           RETURN OF AIRCRAFT

23.1                                                               Date of Return.    LESSEE is obligated to return the Aircraft, Engines, Parts and Aircraft Documentation to LESSOR on the Expiration Date, unless a Total Loss of the Aircraft occurred prior to the Expiration Date and this Lease was terminated early in accordance with Article 19.3.  If LESSEE is in Default hereunder by failing to return the Aircraft on the Expiration Date or if an Event of Default occurs prior to the Expiration Date and LESSOR repossesses the Aircraft, the return requirements set forth in this Article 23 nonetheless must be met on the date the Aircraft is actually returned to LESSOR or repossessed by LESSOR.

23.2                                                               Technical Report.    Six (6) months prior to the Expiration Date (and in an updated form at return of the Aircraft), LESSEE will provide LESSOR with a Technical Evaluation Report in the form and substance of Exhibit N, as revised, and, in addition upon LESSOR’s request, will make copies available of (a) drawings of the interior configuration of the Aircraft both as it then exists and as it will exist at return, (b) an Airworthiness Directive status list, (c) to the extent available, a service bulletin incorporation list (provided that if it does not maintain such a list, LESSEE will provide any necessary information and such reasonable assistance as LESSOR may require to prepare such a list), (d) rotable tracked, hard-time and life-limited component listings, (e) to the extent available, a list of LESSEE-initiated modifications and alterations (provided that if it does not maintain such a list, LESSEE will provide any necessary information and such reasonable assistance as LESSOR may require to prepare such a list), (f) interior material burn certificates, (g) the Aircraft Maintenance Program (provided, however, that LESSEE’s Aircraft Maintenance Program will be deemed “Confidential Information” as provided in the Confidentiality Agreement, and provided further that LESSOR shall have the right to disclose the contents of the Maintenance Program to any prospective buyer or lessee of the Aircraft, or to any third party maintenance provider working on behalf of such party, so long as such party and/or such third party maintenance provider have executed an Acknowledgment and Agreement as provided in the Confidentiality Agreement), (h) the complete workscope for the checks, inspections and other work to be performed prior to return, (i) a list of all no-charge service bulletin kits with respect to the Aircraft which were ordered by LESSEE from Manufacturer or the Engine manufacturer, (j) current Engine disk sheets and a description of the last shop visit for each Engine and (k) any other data which is reasonably requested by LESSOR.

23.3                                                               Return Location.    LESSEE at its expense will return the Aircraft, Engines, Parts and Aircraft Documentation to LESSOR at Denver, Colorado, or to such other airport on LESSEE’s route system as may be mutually agreed to by LESSEE and LESSOR.

23.4                                                               Full Aircraft Documentation Review.    For the period commencing at least ten (10) Business Days prior to the proposed redelivery date and continuing until the date on which the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE will provide for the review of LESSOR and/or its representative all of the Aircraft records and historical documents described in Exhibit M in one central room at the Aircraft return location.

23.5                                                               Aircraft Inspection.

23.5.1                                                      During the maintenance checks performed immediately prior to the proposed redelivery (“Final Check”) and at the actual return of the Aircraft, LESSOR and/or its representatives will have an opportunity to conduct a full systems functional and operational inspection of the Aircraft (and other types of reasonable inspections based upon the Aircraft type, age, use and other known factors with respect to the Aircraft; provided that LESSOR’s access for inspection shall be limited to those areas of the Aircraft that are exposed on the Aircraft during the course of performance of the Final Check and without opening or removing panels, compartments or bays unless (a) such opening or removal is specified as part of the Final Check or (b) LESSOR has reasonable visual grounds to suspect corrosion and a full inspection of the Aircraft Documentation (including records and manuals), all to LESSOR’s reasonable satisfaction.  Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to the acceptance flight described in Article 23.5.2.

23.5.2                                                      Immediately prior to the proposed redelivery of the Aircraft, LESSEE will carry out for LESSOR and/or LESSOR’s representatives a reasonable, mutually agreed upon Aircraft acceptance flight in accordance with reasonable commercial airline acceptance flight procedures, which will be for a duration not to exceed two (2) hours.  Flight costs and fuel will be furnished by and at the expense of LESSEE.  Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to return of the Aircraft.

23.5.3                                                      To the extent that the ground inspection and acceptance flight extend beyond the Expiration Date, the Lease Term will be deemed to have been automatically extended and the obligations of LESSEE hereunder (including Article 23.11.3) will continue on a day-to-day basis until the Aircraft is accepted by LESSOR as being in the condition required hereunder, which acceptance shall be evidenced by LESSOR executing and delivering to LESSEE the Return Acceptance Receipt in the form of Exhibit K.

23.6                                                               Certificate of Airworthiness Matters.

23.6.1                                                      The Aircraft will possess a current Certificate of Airworthiness issued by the Aviation Authority (although this Certificate of Airworthiness may be substituted by an Export Certificate of Airworthiness or equivalent if requested by LESSOR pursuant to Article 23.6.3).  In addition, even if LESSEE must perform engineering, maintenance and repair work on the Aircraft beyond the requirements of Article 12, the Aircraft at return must be in the condition required in order to meet the requirements for issuance of a U.S. Standard Certificate of Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 and, in addition, to meet the operating requirements of FAR Part 121.

23.6.2                                                      If the Aircraft is registered in a country other than the U.S. at time of return, LESSEE at its cost will demonstrate that the Aircraft meets the requirements for issuance of the U.S. Standard Certificate of Airworthiness for transport category aircraft specified in Article 23.6.1 by delivering to LESSOR at its option either an actual U.S. Standard Certificate of Airworthiness (if the Aircraft is to be registered in the U.S.) or a letter reasonably acceptable to LESSOR signed by an FAA Designated Airworthiness Representative (DAR) or another Person reasonably acceptable to LESSOR stating that the DAR or such Person has inspected the Aircraft and Aircraft Documentation (including records and manuals) and has found that the Aircraft meets the requirements for issuance of a U.S. Standard Certificate of Airworthiness for transport category aircraft in accordance with FAR Part 21 and, in addition, meets the operating requirements of FAR Part 121.

23.6.3                                                      If the Aircraft is to be registered in a country other than in the U.S. after return from LESSEE, LESSOR may in its sole discretion waive the requirements of Article 23.6.1 and instead require that LESSEE at its expense (to the extent such expense is no greater than that which LESSEE would have incurred pursuant to Article 23.6.1, with any additional expenses being for LESSOR’s account):

(a)                                              obtain an Export Certificate of Airworthiness from the State of Registration, and

(b)                                             subject to LESSEE’s capacity, resources, and technical capability, put the Aircraft in a condition to meet the requirements for issuance of a Certificate of Airworthiness of the Aviation Authority of the next country of register, provided that if solely as a result of such work the Aircraft is returned after the scheduled redelivery date, LESSEE will not be liable for payment of Rent in respect of the period following the date the Aircraft would have been returned following completion of the requirements of this Article 23, but for the provisions of this Article 23.6.3.

23.7                                                               General Condition of Aircraft at Return.

23.7.1                                                      The Aircraft, Engines, and Parts will have been maintained and repaired in accordance with the Maintenance Program, the rules and regulations of the Aviation Authority and this Lease.

23.7.2                                                      Aircraft Documentation (including records and manuals) will have been maintained in an up-to-date status, in accordance with the rules and regulations of the Aviation Authority and the FAA and this Lease and in a form necessary in order to meet the requirements of Article 23.6.1.  The records and historical documents set forth in Exhibit M will be in English.

23.7.3                                                      There will be no pilot discrepancies or deferred maintenance items.

23.7.4                                                      The Aircraft will be airworthy (conform to type design and be in a condition for safe operation), with all Aircraft equipment, components and systems operating in accordance with their intended use and within limits approved by Manufacturer, Aviation Authority and FAA.

23.7.5                                                      The Aircraft interior (including cabin and windows) and exterior will be clean in accordance with U.S. commercial airline standards and cosmetically acceptable to LESSOR in its reasonable discretion, with all compartments free of foreign objects, dirt, grease, fluids, stains, grime, cracks, tears and rips and ready to be placed into immediate commercial airline operations.

23.7.6                                                      No special or unique Manufacturer, Engine manufacturer or Aviation Authority inspection or check requirements which are specific to the Aircraft or Engines (as opposed to a group of aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment, components and systems.

23.7.7                                                      All repairs, modifications and alterations to the Aircraft will have been accomplished in accordance with either (i) Manufacturer’s Structural Repair Manual (or DGAC-approved Repair Approval Sheets) for the Aircraft or (ii) FAA-approved data (such as FAA Form 8110 or equivalent).

23.7.8                                                      SEE PARAGRAPH 16(a) OF EXHIBIT C.

23.7.9                                                      Subject to the terms of Article 23.7.10, the Aircraft will be returned with LESSOR’s Engines installed and with the same equipment as at Delivery, subject only to those replacements, additions and Modifications permitted under this Lease.

23.7.10                                                Notwithstanding the terms of Article 23.7.9, at the time of return one or more engines other than the Engines may be installed on the Aircraft, provided that such engine or engines are owned or beneficially owned by the Person who is (a) the LESSOR of the Aircraft at the time of return or (b) the beneficial owner of the Aircraft at the time of return.

23.7.11                                                SEE PARAGRAPH 16(b) OF EXHIBIT C.

23.7.12                                                SEE PARAGRAPH 16(c) OF EXHIBIT C.

23.7.13                                                SEE PARAGRAPH 16(d) OF EXHIBIT C.

23.7.14                                                The Aircraft will be in compliance with Manufacturer’s Corrosion Prevention and Control Program (CPCP) specified for the model type by Manufacturer.  Where any evidence of corrosion exists, perform an internal and external corrosion inspection and correct any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual.  In addition, all inspected areas will be properly treated with corrosion inhibitor if and as recommended by Manufacturer.

23.7.15                                                If any waivers, deviations, dispensations, alternate means of compliance, extensions or carry-overs with respect to maintenance or operating requirements, repairs or Airworthiness Directives are granted by the Aviation Authority or permitted by the Maintenance Program, LESSEE at its sole cost and expense will nonetheless perform such maintenance or operating requirements, repairs or Airworthiness Directives as if such waivers, deviations, dispensations, alternate means of compliance, or extensions or carry-overs did not exist, unless such waivers, deviations, dispensations, alternate means of compliance, extensions or carry-overs are applicable to all A319 aircraft and operators of such aircraft worldwide.

23.7.16                                                The Aircraft will be free from any Security Interest except LESSOR’s Liens and no circumstance will have so arisen whereby the Aircraft is or could become subject to any Security Interest or right of detention or sale in favor of the Aviation Authority, any airport authority, or any other authority.

23.7.17                                                All no-charge vendor and Manufacturer’s service bulletin kits received by LESSEE for the Aircraft but not installed thereon will be on board the Aircraft as cargo.  At LESSOR’s request, any other service bulletin kit which LESSEE paid for will also be delivered to LESSOR on board the Aircraft, but LESSOR will reimburse LESSEE for its actual out-of-pocket costs for such kit, unless LESSEE purchased such kit as part of its implementation of a service bulletin on its fleet of aircraft of the same type as the Aircraft but had not yet installed such kit on the Aircraft, in which case such kit will be furnished free of charge to LESSOR.

23.7.18                                                The Aircraft will be free of any leaks and any damage resulting therefrom.  All repairs will have been performed on a permanent basis in accordance with the applicable manufacturer’s instructions.

23.7.19                                                The Aircraft fluid reservoirs (including oil, oxygen, hydraulic and water) will be serviced to full and the waste tank serviced in accordance with Manufacturer’s instructions.  Fuel tanks will be at least as full as at Delivery.

23.8                                                               Checks Prior to Return.    Immediately prior to return of the Aircraft to LESSOR, LESSEE at its expense will do each of the following:

23.8.1                                                      Have performed, by LESSEE or any other FAA-approved repair station, the next due full and complete zonal, systems and structural check (“C” or its equivalent), the corresponding lower checks (“A” and “B” or equivalent) and any other maintenance and inspections tasks, all in accordance with the then-current MPD (save only for those MPD tasks which are (a) non-MRB tasks (as defined in the MPD) and (b) which arise from information service bulletins and/or service information letters that relate to service bulletins and/or modifications that have not been incorporated in the Aircraft), sufficient to clear the Aircraft for operation until the next-scheduled full and complete zonal, systems and structural check under the then-current MPD (which in any event will not be less than fifteen (15) months).  LESSEE will also weigh the Aircraft.  Any discrepancies revealed during such inspection will be corrected in accordance with Manufacturer’s maintenance and repair manuals or FAA-approved data.  Subject to LESSEE’s capacity, resources, and technical capability, LESSEE agrees to perform during such check any other work reasonably required by LESSOR (and not otherwise required under this Lease) and LESSOR will reimburse LESSEE for such work at LESSEE’s preferred customer rates.

23.8.2                                                      Remove LESSEE’s exterior markings, including all exterior paint, by stripping (or, at LESSOR’s option, pneumatically scuff/sanding) the paint from the fuselage, empennage, wings and Engine cowlings, and clean, reseal, refinish, prepare (including application of alodine or another corrosion inhibitor) and prime the surfaces to be painted, all in accordance with Manufacturer’s and paint manufacturer’s recommendations.  LESSEE will then repaint the fuselage, empennage, wings and Engine cowlings in the colors and logo specified by LESSOR provided, however, that if such colors and logo are substantially more complex than those of LESSEE, at LESSOR’s discretion, LESSOR will either (i) pay to LESSEE an amount equal to the incremental cost of repainting the Aircraft in such complex colors and logo over and above the cost of repainting the Aircraft in LESSEE’s colors and logo at such time or (ii) permit LESSEE to return the Aircraft repainted white and to pay LESSOR an amount equal to the incremental cost of painting the colors and logo required by LESSOR’s next operator, up to an amount equal to the amount that would have been required to paint the Aircraft in LESSEE’s livery.  Such painting will be accomplished in such a manner as to result in a uniformly smooth and cosmetically acceptable aerodynamic surface.  All external placards, signs and markings will be properly attached, free from damage, clean and legible.

23.8.3                                                      Clean the exterior and interior of the Aircraft.

23.8.4                                                      If reasonably requested by LESSOR, repaint the flight deck and replace placards of the Aircraft.

23.8.5                                                      In accordance with Article 23.7.7, permanently repair damage to the Aircraft that exceeds Manufacturer’s limits and replace any non-flush structural patch repairs installed on the Aircraft with flush-type repairs unless Manufacturer does not recommend a flush-type repair.

23.8.6                                                      With LESSOR or its representatives present, perform a full and complete hot and cold section videotape borescope on each Engine and its modules in accordance with the Engine manufacturer’s maintenance manual.

23.8.7                                                      If the Engine historical and technical records and/or condition trend monitoring data of any Engine (including the APU, if such data are available) indicate an acceleration in the rate of deterioration in performance, such that the Engine will not meet the requirements of Article 23.9.2 in light of the Engine manufacturer’s data, LESSEE will correct, to LESSOR’s reasonable satisfaction, such conditions which are determined to be causing such accelerated rate of deterioration.

23.8.8                                                      With LESSOR or its representatives present, accomplish a power assurance run (if reasonably requested by LESSOR), acceleration and bleed valve scheduling checks on the Engines.  LESSEE will evaluate the Engine performance and record the Engine power assurance test conditions and results on the Return Acceptance Receipt.

23.8.9                                                      If the Engine historical and technical records, borescope inspection, trend monitoring and other checks specified in Article 23.8.8 reveal any condition which would cause the Engines or any module to be unserviceable, beyond serviceable limits or serviceable with an increased frequency of inspection or with calendar time, flight hour or flight cycle restrictions under the Engine manufacturer’s maintenance manual LESSEE will correct such discrepancies in accordance with the guidelines set out by the Engine manufacturer which may be discovered during such inspections.

23.8.10                                                In the event the Engine historical and technical records, borescope inspection, trend monitoring and other checks specified in Article 23.8.8 result in a dispute regarding the conformity of an Engine with the requirements of this Article 23, LESSEE and LESSOR will consult with Engine manufacturer and follow Engine manufacturer’s recommendations (including the accomplishment of an Engine test cell operational check) with regard to determining if such Engine complies with the requirements of this Article 23 and the manner in which any discrepancies from the requirements of this Article 23 will be rectified.

23.9                                                               Part Lives.    SEE PARAGRAPH 17 OF EXHIBIT C.

23.9.1                                                      SEE PARAGRAPH 17(a) OF EXHIBIT C.

23.9.2                                                      SEE PARAGRAPH 17(b) OF EXHIBIT C.

(a)                                              SEE PARAGRAPH 17(b)(i) OF EXHIBIT C.

(b)                                             SEE PARAGRAPH 17(b)(ii) OF EXHIBIT C.

(c)                                              SEE PARAGRAPH 17(b)(iii) OF EXHIBIT C.

(d)                                             SEE PARAGRAPH 17(b)(iv) OF EXHIBIT C.

(e)                                              SEE PARAGRAPH 17(b)(v) OF EXHIBIT C.

23.9.3                                                      SEE PARAGRAPH 17(c) OF EXHIBIT C.

23.9.4                                                      SEE PARAGRAPH 17(d) OF EXHIBIT C.

23.9.5                                                      SEE PARAGRAPH 17(e) OF EXHIBIT C.

(a)                                              SEE PARAGRAPH 17(e)(i) OF EXHIBIT C.

(b)                                             SEE PARAGRAPH 17(e)(ii) OF EXHIBIT C.

(c)                                              SEE PARAGRAPH 17(e)(iii) OF EXHIBIT C.

23.9.6                                                      SEE PARAGRAPH 17(f) OF EXHIBIT C.

(a)                                              SEE PARAGRAPH 17(f)(i) OF EXHIBIT C.

(b)                                             SEE PARAGRAPH 17(f)(ii) OF EXHIBIT C.

(c)                                              SEE PARAGRAPH 17(f)(iii) OF EXHIBIT C.

23.9.7                                                      SEE PARAGRAPH 17(g) OF EXHIBIT C.

23.9.8                                                      SEE PARAGRAPH 17(h) OF EXHIBIT C.

23.9.9                                                      SEE PARAGRAPH 17(i) OF EXHIBIT C.

23.10                                                         Export and Deregistration of Aircraft.    At LESSOR’s request by notice at least fifteen (15) days prior to the Expiration Date, LESSEE will (a) pursuant to the terms of Article 23.6.3, provide an Export Certificate of Airworthiness or its equivalent from the State of Registration for the country designated by LESSOR, (b) assist with deregistration of the Aircraft from the register of aircraft in the State of Registration, and (c) perform any other acts reasonably required by LESSOR in connection with such deregistration.

23.11                                                         LESSEE’s Continuing Obligations.    In the event that LESSEE does not return the Aircraft to LESSOR on the Expiration Date and in the condition required by this Article 23 for any reason (whether or not the reason is within LESSEE’s control):

23.11.1                                                the obligations of LESSEE under this Lease will continue in full force and effect on a day-to-day basis until such return.  This will not be considered a waiver of LESSEE’s Event of Default or any right of LESSOR hereunder.

23.11.2                                                Until such return, the Agreed Value will be an amount equal to the Agreed Value on the day the Aircraft should have been returned to LESSOR pursuant to this Lease.

23.11.3                                                SEE PARAGRAPH 18 OF EXHIBIT C.

23.11.4                                                LESSOR may elect, in its sole and absolute discretion, to accept the return of the Aircraft prior to the Aircraft being put in the condition required by this Article 23 and thereafter have any such non-conformance corrected at such time as LESSOR may deem appropriate (but within ninety (90) days following the return of the Aircraft) and at commercial rates then-charged by the Person selected by LESSOR to perform such correction.  Any direct and reasonable expenses incurred by LESSOR for such correction will become additional Rent payable by LESSEE within fifteen (15) days following the submission of a written statement by LESSOR to LESSEE, identifying the items corrected and setting forth the expense of such corrections in reasonable detail.  LESSEE’s obligation to pay such supplemental Rent will survive the Termination Date.

23.12                                                         Airport and Navigation Charges.    LESSEE will ensure that at return of the Aircraft any and all airport, navigation and other charges which give rise or would if unpaid give rise to any lien, right of detention, right of sale or other Security Interest in relation to the Aircraft, Engine or any Part have been paid and discharged in full and will at LESSOR’s request produce evidence thereof reasonably satisfactory to LESSOR.

23.13                                                         Return Acceptance Certificate.    Upon return of the Aircraft in accordance with the terms of this Lease, LESSEE will promptly prepare and execute two (2) Return Acceptance Certificates in the form and substance of Exhibit K and LESSOR will countersign and return one such Return Acceptance Certificate to LESSEE.  In addition, LESSEE and LESSOR will execute a Lease Termination for filing with the FAA evidencing termination of this Lease.

23.14                                                         Indemnities and Insurance.    The indemnities and insurance requirements set forth in Articles 17 and 18, respectively, will apply to Indemnitees and LESSOR’s representatives during return of the Aircraft, including the ground inspection and acceptance flight.  With respect to the acceptance flight, LESSOR’s representatives will receive the same protections as LESSOR on LESSEE’s Aviation and Airline General Third Party Liability Insurance.

23.15                                                         Civil Reserve Air Fleet.

23.15.1                                                LESSEE may transfer possession of the Aircraft to the United States of America or any instrumentality or agency thereof as part of the Civil Reserve Air Fleet Program authorized under 10 U.S.C. ‘ 9511 et seq. (or any substantially similar program) (“CRAF Program”) for a period which includes (collectively, the “CRAF Program Requisition Period”) (a) the entire period of requisition under the CRAF Program and (b) an additional six (6) months after the expiration of the requisition under the CRAF Program.  If the CRAF Program Requisition Period extends beyond the Expiration Date provided by this Lease, then the Lease will be deemed to continue until the end of the CRAF Program Requisition Period at a monthly rental rate equal to the monthly rental rate in effect at the end of the Lease Term and the Expiration Date will be deemed to be the end of the CRAF Program Requisition Period.  If the Aircraft is requisitioned under the CRAF Program for a period which extends beyond the Lease Term, then LESSEE will provide LESSOR with written notice of the proposed redelivery at least six (6) months prior to such redelivery date and LESSEE must return the Aircraft in the condition required by Article 23 on the redelivery date set forth in such written notice.

23.15.2                                                LESSEE will promptly notify LESSOR in writing in the event of the requisition for use of the Aircraft under CRAF activation by the U.S. Government.  All of LESSEE’s obligations under this Lease will continue to the same extent as if such requisition had not occurred.

23.15.3                                                Any provisions of this Lease to the contrary notwithstanding, if there is a requisition for use of the Aircraft pursuant to the CRAF Program and/or CRAF activation, LESSOR agrees that LESSEE’s insurances described in Exhibit E may be supplemented or replaced by insurances provided under Title XIII of the Act, and/or U.S. Government indemnification (which Title XIII insurances and indemnification will be, as to the Aircraft, in an amount not less than the Agreed Value and, as to all other insurances, in amounts not less than those established in Exhibit C); provided, however, that LESSEE will remain responsible for full compliance with all the provisions of this Lease, including Articles 17 and 19, to the extent Title XIII and/or the U.S. Government indemnification do not satisfy LESSEE’s obligations under this Lease.

23.15.4                                                If there is a requisition for use of the Aircraft pursuant to the CRAF Program and/or CRAF activation, there will be no limitation on the geographic area in which the Aircraft may be operated so long as, taken as a whole, LESSEE’s insurance, the Title XIII insurance and/or the indemnification provided by the U.S. Government fully cover (without any geographic exclusions) LESSEE’s Exhibit E insurance requirements.

23.15.5                                                If an Event of Default occurs under this Lease and LESSOR elects to pursue its remedies under Article 25.3.5 to terminate this Lease and repossess the Aircraft, LESSOR will so notify the U.S. Government by sending a written communication with a copy to LESSEE as follows:

Headquarters Air Mobility Command

AMC Contracting Office C XOKA

Scott Air Force Base, Illinois 62225-5007

or such other location as may be directed from time to time during the Lease Term.

23.15.6                                                So long as no Event of Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity in connection with the requisition of the Aircraft under the CRAF Program (except payments on account of a Total Loss of the Aircraft) will be paid over to or retained by LESSEE.  If an Event of Default has occurred and is continuing, all payments received by LESSEE or LESSOR from such Government Entity in connection with the requisition of the Aircraft under the CRAF Program may be used by LESSOR to satisfy any obligations owing by LESSEE.

ARTICLE 24                           ASSIGNMENT

24.1                                                               No Assignment by LESSEE.    EXCEPT AS EXPRESSLY PERMITTED BY ARTICLE 11 OR ARTICLE 20.2.3, NO ASSIGNMENT, NOVATION, TRANSFER, MORTGAGE OR OTHER CHARGE MAY BE MADE BY LESSEE OF ANY OF ITS RIGHTS WITH RESPECT TO THE AIRCRAFT, ENGINE OR PART OR THIS LEASE.

24.2                                                               Sale or Assignment by LESSOR.

24.2.1                                                      Subject to LESSEE’s rights pursuant to this Lease, LESSOR may at any time and without LESSEE’s consent sell, assign or transfer its rights, interest and obligations hereunder, under any other Operative Document, or with respect to the Aircraft to a Permitted Transferee; provided, however, that no such transfer shall (a) cause any added expenses, costs or liabilities to LESSEE, (b) materially increase LESSEE’s obligations hereunder (including but not limited to LESSEE’s liabilities or obligations pursuant to Articles 16 or 17), or (c) materially adversely affect LESSEE’s rights under this Lease.  For a period of two (2) years after such sale or assignment and at LESSEE’s cost, LESSEE will continue to name LESSOR as an additional insured under the Aviation and Airline General Third Party Liability Insurance specified in Exhibit E.

24.2.2                                                      The term “LESSOR” as used in this Lease means the lessor of the Aircraft at the time in question.  In the event of the sale of the Aircraft and transfer of LESSOR’s rights and obligations under this Lease to a Permitted Transferee, such Permitted Transferee will become “LESSOR” of the Aircraft under this Lease and the transferring party (the prior “LESSOR”) will be relieved of all liability to LESSEE under this Lease for obligations arising on and after the date the Aircraft is sold.  LESSEE will acknowledge and accept the Permitted Transferee as the new “LESSOR” under this Lease and will look solely to the Permitted Transferee for the performance of all LESSOR obligations and covenants under this Lease arising on and after the Aircraft sale date.

24.3                                                               LESSOR’s Lender.    Subject to LESSEE’s rights pursuant to this Lease, LESSOR may at any time and without LESSEE’s consent grant security interests over the Aircraft and assign the benefit of this Lease to a lender (“LESSOR’s Lender”) as security for LESSOR’s obligations to LESSOR’s Lender.

24.4                                                               LESSEE Cooperation.    On request by LESSOR, LESSEE will execute all such documents (such as a consent to a lease assignment agreement) as LESSOR may reasonably require to confirm LESSEE’s obligations under this Lease and obtain LESSEE’s acknowledgment that LESSOR is not in breach of the Lease.  LESSEE will provide all other reasonable assistance and cooperation to LESSOR in connection with any such sale or assignment or the perfection and maintenance of any such security interest, including, at LESSOR’s cost, making all necessary filings and registrations in the State of Registration and providing all opinions of counsel with respect to matters reasonably requested by LESSOR.  LESSOR will reimburse LESSEE for its reasonable out-of-pocket costs and expenses (including reasonable legal fees) in reviewing documents required by LESSOR and cooperating with a transfer pursuant to this Article 24.

24.5                                                               Protections.

24.5.1                                                      LESSOR will obtain for the benefit of LESSEE a written acknowledgment from any Permitted Transferee or LESSOR’s Lender that, so long as no Event of Default has occurred and is continuing hereunder, neither such Person nor any Person claiming by, through or under such Person will not interfere with LESSEE’s quiet, peaceful use and enjoyment of the Aircraft.

24.5.2                                                      Wherever the term “LESSOR” is used in this Lease in relation to any of the provisions relating to disclaimer, title and registration, indemnity and insurance contained in Articles 8, 14, 17 and 18, respectively, or with respect to Article 20.2.6, the term “LESSOR” will be deemed to include any Permitted Transferee and its lenders, if applicable.  For avoidance of doubt, in the event of LESSOR’s sale or financing of the Aircraft, the disclaimer and indemnity provisions contained in Articles 8 and 17 will continue to be applicable after the sale or assignment to International Lease Finance Corporation, as well as being applicable to any Permitted Transferee and its lenders.

ARTICLE 25                           DEFAULT OF LESSEE

25.1                                                               LESSEE Notice to LESSOR.    LESSEE will promptly notify LESSOR if LESSEE becomes aware of the occurrence of any Default.

25.2                                                               Events of Default.    [SEE PARAGRAPH 19 OF EXHIBIT C]

25.3                                                               LESSOR’s General Rights.    Upon the occurrence and continuance of any Event of Default, LESSOR may do all or any of the following at its option (in addition to such other rights and remedies which LESSOR may have by statute or otherwise but subject to any requirements of applicable Law):

25.3.1                                                      terminate this Lease by giving written notice to LESSEE;

25.3.2                                                      require that LESSEE immediately move the Aircraft to an airport or other location designated by LESSOR;

25.3.3                                                      for LESSEE’s account, do anything that may reasonably be required to cure any default and recover from LESSEE all reasonable costs, including legal fees and expenses incurred in doing so and Default Interest;

25.3.4                                                      proceed as appropriate to enforce performance of this Lease and to recover any damages for the breach hereof, including the amounts specified in Article 25.5;

25.3.5                                                      terminate this Lease by taking possession of the Aircraft or by serving notice requiring LESSEE to return the Aircraft to LESSOR at the location specified by LESSOR.  If LESSOR takes possession of the Aircraft, it may enter upon LESSEE’s premises where the Aircraft is located as permitted by applicable law.  Upon repossession of the Aircraft, LESSOR will then be entitled to sell, lease or otherwise deal with the Aircraft as if this Lease had never been made.  LESSOR will be entitled to the full benefit of its bargain with LESSEE as permitted by applicable Law; or

25.3.6                                                      apply all or any portion of the Security Deposit and any other security deposits held by LESSOR pursuant to any other agreements between LESSOR and LESSEE to any amounts due.

25.4                                                               Deregistration and Export of Aircraft.    If an Event of Default has occurred and is continuing, LESSOR may take all steps necessary to deregister the Aircraft in and export the Aircraft from the State of Registration.

25.5                                                               LESSEE Liability for Damages.    Upon the occurrence and during the continuance of an Event of Default, in addition to all other remedies available at law or in equity, LESSOR has the right to recover from LESSEE and LESSEE will pay LESSOR within two (2) Business Days after LESSOR’s written demand, all of the following:

(a)                                              all amounts which are then due and unpaid hereunder and which become due prior to the earlier of LESSOR’s recovery of possession of the Aircraft or LESSEE making an effective tender thereof;

(b)                                             subject to LESSOR’s obligations at Law to mitigate its damages, any losses suffered by LESSOR because of LESSOR’s inability to place the Aircraft on lease with another lessee or to otherwise utilize the Aircraft on financial terms as favorable to LESSOR as the terms hereof or, if LESSOR elects to dispose of the Aircraft, the funds arising from a sale or other disposition of the Aircraft are not as profitable to LESSOR as leasing the Aircraft in accordance with the terms hereof would have been (and LESSOR will be entitled to accelerate any and all Rent which would have been due from the date of LESSOR’s recovery or repossession of the Aircraft through the Expiration Date);

(c)                                              all costs associated with LESSOR’s exercise of its remedies hereunder, including but not limited to repossession costs, legal fees, Aircraft storage costs and Aircraft re-lease or sale costs;

(d)                                             any amount of principal, interest, fees or other sums paid or payable on account of funds borrowed in order to carry any unpaid amount;

(e)                                              any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any financial instrument relating in whole or in part to LESSOR’s financing of the Aircraft;

(f)                                                direct expenses incurred by LESSOR to correct non-conformance of the Aircraft with return conditions in accordance with Article 23.11.4; and

(g)                                             an amount sufficient to fully compensate LESSOR for any loss of or damage to the Aircraft caused by LESSEE’s default.

25.6                                                               Waiver of Default.    By written notice to LESSEE, LESSOR may at its election waive any Default or Event of Default and its consequences and rescind and annul any prior notice of termination of this Lease.  The respective rights of the parties will then be as they would have been had no Default or Event of Default occurred and no such notice been given.

25.7                                                               Present Value of Payments.    In calculating LESSOR’s damages hereunder, upon an Event of Default all Rent and other amounts which would have been due hereunder during the Lease Term if an Event of Default had not occurred will be calculated on a present value basis using a discounting rate of six percent (6%) per annum discounted to the earlier of the date on which LESSOR obtains possession of the Aircraft or LESSEE makes an effective tender thereof.

25.8                                                               Use of “Termination Date.    For avoidance of doubt, it is agreed that if this Lease terminates and the Aircraft is repossessed by LESSOR due to an Event of Default, then, notwithstanding the use of the term “Termination Date” in this Lease, the period of the Lease Term and the “Expiration Date” will be utilized in calculating the damages to which LESSOR is entitled pursuant to Article 25.5.  For example, it is agreed and understood that LESSOR is entitled to receive from LESSEE the Rent and the benefit of LESSEE’s insurance and maintenance of the Aircraft until expiration of the Lease Term.

25.9                                                               LESSEE’s Remedies.    Except as otherwise set forth in the Operative Documents, upon a breach by LESSOR of any of the terms and conditions of this Lease, LESSEE shall have all rights available at law or in equity.

25.10                                                         Waiver of Consequential Damages.    LESSEE and LESSOR each agree that it shall not be entitled to recover, and hereby disclaims and waives any right that it may otherwise have to recover, any special, indirect, incidental or consequential damages as a result of any breach or alleged breach by the other party of any of the agreements, representations or warranties contained in this Lease or the other Operative Documents; provided, however, that nothing herein shall be deemed to disclaim or waive any of LESSOR’s remedies expressly set forth in Article 25.3.

ARTICLE 26                           NOTICES

26.1                                                               Manner of Sending Notices.    Any notice, request or information required or permissible under this Lease will be in writing and in English.  Notices will be delivered in person or sent by fax, certified letter with return receipt requested, or by expedited delivery addressed to the parties as set forth in Article 26.2.  In the case of a fax, notice will be deemed received upon actual receipt (and the date of actual receipt will be deemed to be the date set forth on the confirmation of receipt produced by the sender’s fax machine immediately after the fax is sent).  In the case of a certified letter, notice will be deemed received on the date indicated on the return receipt.  In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery.  If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

26.2                                                               Notice Information.    Notices will be sent:

If to LESSOR:

INTERNATIONAL LEASE FINANCE CORPORATION

[Until January 31, 2004]
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067-6049
U.S.A.

[On and after February 1, 2004]
10250 Constellation Boulevard, 34th Floor
Los Angeles, California 90067-6234
U.S.A.

	Attention:	Legal Department

	Fax:	[SEE PARAGRAPH 20 OF EXHIBIT C.]
	Telephone:	[SEE PARAGRAPH 20 OF EXHIBIT C.]

If to LESSEE:	FRONTIER AIRLINES, INC. Frontier Center One 7001 Tower Road Denver, Colorado 80249

	Attention:	General Counsel

	Fax:	[SEE PARAGRAPH 20 OF EXHIBIT C.]
	Telephone:	[SEE PARAGRAPH 20 OF EXHIBIT C.]

or to such other places and numbers as either party directs in writing to the other party.

ARTICLE 27                           GOVERNING LAW AND JURISDICTION

27.1                                                               California Law.    This Lease is being delivered in the State of California and will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

27.2                                                               Non-Exclusive Jurisdiction in California.    As permitted by Section 410.40 of the California Code of Civil Procedure, the parties hereby irrevocably submit to the non-exclusive jurisdiction of the Federal District Court for the Central District of California and the State of California Superior or Municipal Court in Los Angeles, California.  Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

27.3                                                               Service of Process.    The parties hereby consent to the service of process (a) out of any of the courts referred to above, (b) by personal service in accordance with the California Code of Civil Procedure, or (c) in accordance with the Hague Convention, if applicable.

27.4                                                               Prevailing Party in Dispute.    If any legal action or other proceeding is brought in connection with or arises out of any provisions in this Lease, the prevailing party will be entitled to recover reasonable attorneys’ fees and other actual and reasonable costs incurred in such action or proceedings.  The prevailing party will also, to the extent permissible by Law, be entitled to receive pre- and post-judgment Default Interest.

27.5                                                               Waiver.    LESSEE AND LESSOR HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY.  LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS LEASE BROUGHT IN ANY OF THE COURTS REFERRED TO IN ARTICLE 27.2, AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

ARTICLE 28                           MISCELLANEOUS

28.1                                                               [Redacted].    [SEE PARAGRAPH 21 OF EXHIBIT C.]

28.2                                                               Press Releases.    The parties will give copies to one another, in advance if possible, of all news, articles and other releases provided to the public media regarding this Lease or the Aircraft.

28.3                                                               LESSOR Performance for LESSEE.    The exercise by LESSOR of its remedy of performing a LESSEE obligation hereunder is not a waiver of and will not relieve LESSEE from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

28.4                                                               LESSOR’s Payment Obligations.    Any obligation of LESSOR under this Lease to pay or release any amount to LESSEE is conditioned upon and will be delayed until (a) all amounts then due and payable by LESSEE to LESSOR under this Lease or under any other agreement between LESSOR and LESSEE having been paid in full and (b) no payment or other material Default having occurred and continuing hereunder at the time such payment or release of payment is payable to LESSEE.

28.5                                                               Application of Payments.    Any amounts paid or recovered in respect of LESSEE liabilities hereunder may be applied to Rent, Default Interest, fees or any other amount due hereunder in such proportions, order and manner as LESSOR determines.

28.6                                                               Usury Laws.    The parties intend to contract in strict compliance with the usury Laws of the State of California and, to the extent applicable, the U.S.  Notwithstanding anything to the contrary in the Operative Documents, LESSEE will not be obligated to pay Default Interest or other interest in excess of the maximum non-usurious interest rate, as in effect from time to time, which may by applicable Law be charged, contracted for, reserved, received or collected by LESSOR in connection with the Operative Documents.  During any period of time in which the then-applicable highest lawful rate is lower than the Default Interest rate, Default Interest will accrue and be payable at such highest lawful rate; however, if at later times such highest lawful rate is greater than the Default Interest rate, then LESSEE will pay Default Interest at the highest lawful rate until the Default Interest which is paid by LESSEE equals the amount of interest that would have been payable in accordance with the interest rate set forth in Article 5.7.

28.7                                                               Delegation by LESSOR.    LESSOR may delegate to any Person(s) all or any of the rights, powers or discretion vested in it by this Lease and any such delegation may be made upon such terms and conditions as LESSOR in its absolute discretion thinks fit, provided that no such delegation shall relieve LESSOR of any of its obligations hereunder.

28.8                                                               Rights of Parties.    The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general Law.  The rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing.  Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on a party’s part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

28.9                                                               Further Assurances.    Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by Law or reasonably requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Lease.

28.10                                                         Use of Word “including.    The term “including” is used herein without limitation.

28.11                                                         Headings.    All article and paragraph headings and captions are purely for convenience and will not affect the interpretation of this Lease.  Any reference to a specific article, paragraph or section will be interpreted as a reference to such article, paragraph or section of this Lease.

28.12                                                         Invalidity of Any Provision.    If any of the provisions of this Lease become invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

28.13                                                         Time Is of the Essence.    Time is of the essence in the performance of all obligations of the parties under this Lease and, consequently, all time limitations set forth in the provisions of this Lease will be strictly observed.

28.14                                                         Amendments in Writing.    The provisions of this Lease may only be amended or modified by a writing executed by LESSOR and LESSEE.

28.15                                                         Counterparts.    This Lease may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument when each party has signed and delivered one such counterpart to the other party.

28.16                                                         Delivery of Documents by Fax.    Delivery of an executed counterpart of this Lease or of any other documents in connection with this Lease by fax will be deemed as effective as delivery of an originally executed counterpart.  Any party delivering an executed counterpart of this Lease or other document by fax will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

28.17                                                         Entire Agreement.    The Operative Documents constitute the entire agreement between the parties in relation to the leasing of the Aircraft by LESSOR to LESSEE and supersede all previous proposals, agreements and other written and oral communications in relation hereto.  The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein.

28.18                                                         Expenses.    Each party shall be responsible for its own expenses in connection with the drafting, negotiation, execution and delivery of this Lease and the other Operative Documents.

IN WITNESS WHEREOF, LESSEE and LESSOR have caused this Lease to be executed by their respective officers as of December 5, 2003.

INTERNATIONAL LEASE FINANCE CORPORATION	FRONTIER AIRLINES, INC.

By:	By:

Its:	Its:

EXHIBIT A                                    AIRCRAFT DESCRIPTION

Aircraft Manufacturer and Model:	Airbus A319-111

Specification:	Airframe: Airbus A319, Standard Specification J 000 01000, Issue 4.0, dated January 1998, as more fully described in Schedule 1 hereto Engine Manufacturer and Model: CFM56-5B5/P

Manufacturer’s Serial Number:	2198

Registration Mark:	N

Engine Serial Numbers:	To be identified in the Estoppel and Acceptance Certificate

Engine Thrust Rating:	22,000 pounds

SCHEDULE 1 TO EXHIBIT A

AIRLINE : Frontier A319-100

MSN 2198, 2209 & 2241 and on

STANDARD SPECIFICATION :  J 000 01000 , ISSUE : 4.0 , DATED : Jan 1998

SCN LISTING:

RFC	SCN OR RMO	TITLE	ST

ATA	02	Certification

02J001A	02J1014901S1A	CERTIFICATION OF SEATS IN ACCORDANCE TO FAA/CAA REQUIREMENTS	AC
02J002A	02J4010101S1A	EXTERNAL LIVERY	AC
02J003A	02J1211701S2A	AIRCRAFT COMPLIANCE WITH FAR 121	AC
02J004A	02J2010117S1A	EMERGENCY EQUIPMENT - CHANGE BFE INTO SFE (FFT*A)	AC
02J005A	02J1000102S2A	CABIN CONFIGURATION FOR NON-SMOKING FLIGHTS (ONLY CAM PROGRAMMING)	AC
02J006A	02J4016021S1A	EXTERNAL LIVERY - NOSE LANDING GEAR TOWING ANGLE MARKINGS	AC
02J008A	02J1214001S2A	COMPLIANCE WITH FAR 121.344	AC
02J009A	02J4010917S1A	EXTERNAL LIVERY - NEW PHRASE FOR FRONTIER A318/A319	AC
02J1011101A	02J1011101S2A	FAA CERTIFICATION	AC
02J1012001A	02J1012001S1A	15 KNOTS TAILWIND CERTIFICATION AT TAKE-OFF	AC
02J001FY		LOOSE EQUIPMENT LIST	AC
02J002FY		AVIONICS CHANGE INTO BFE	AC

ATA	03	Weights

03J2022008A	03J2022008S1A	INCREASED MTOW TO 70.0 T (ASSOCIATED WITH CFM 56-5B5/_P ENGINES)	AC

ATA	11	Placards and markings

11J001A	11J3013001S1A	NO SMOKING PLACARDS AT SEATS AND WINDSCREENS	AC
11J002A		INSTALLATION OF LEASING PLATES ON ENGINES AND DOOR FRAME	AC
11J3011004A	11J3011004S1A	MONOLINGUAL PASSENGER PLACARDS AND SIGNS - ENGLISH ONLY	AC
11J001FY		ALL IDENTIFICATION PLATES ON FWD LH UPPER PASSENGER/CREW/SERVICE DOOR FRAME	AC
11J002FY		COCKPIT IDENTIFICATION PLATE ON LAVATORY PARTITION	AC
11J003FY		LESSOR IDENTIFICATION PLATES ON COCKPIT REAR PARTITION AND ENGINES (SIZE 4” X 6”)	AC

11J004FY		ENGINE DANGER AREA DECALS - CFMI ENGINES	AC
11J005FY		ENGINE DANGER AREA DECALS - FEET AND METRIC DISTANCES	AC
11J006FY		EMERGENCY EXIT “PUSH” MARKING PAINTING IN WHITE	AC
11J007FY		OXYGEN SUPPLY SYSTEM LABEL CHANGE	AC
11J3013601FY		US AND METRIC UNITS FOR CARGO COMPARTMENT HEIGHT PLACARDS	AC

ATA	21	Air conditioning

21J001A	21J2710801S1A	AVIONICS VENTILATION AIR FILTER ALTERNATE EQUIPMENT - PALL APME	AC
21J2821001A	21J2821001S1A	INSTALLATION OF VENTILATION SYSTEM FOR COMPLETE AFT CARGO HOLD	AC
21J4320401A	21J4320401S1A	INSTALLATION OF HEATING SYSTEM FOR COMPLETE AFT CARGO HOLD	AC
21J7010903A	21J7010903S1A	INSTALLATION OF OZONE CATALYTIC CONVERTERS - ENGELHARDT	AC

ATA	22	Auto flight

22J7010003A	22J7010003S1A	FM KITS/MCDUS - SEXTANT/SMITHS ASSOCIATED WITH CFMI ENGINES	AC

ATA	23	Communications

23J0013212A	23J0013212S1A	AUTOMATIC PROGRAMMABLE ELT ASSOCIATED WITH REMOTE CONTROL PANEL IN COCKPIT - SEXTANT	AC
23J002A	23J3600100G1A	ENTERTAINMENT SYSTEM	AC
23J003A	23J7300100G1A	CIDS CHANGES	AC
23J007A	23J3611502S1A	INSTALLATION OF TV SYSTEM COMPONENTS IN PASSENGER SEATS - LIVE TV (FFT)	AC
23J1213002A	23J1213002S1A	VHF DATA RADIO (VDR) ALTERNATE EQUIPMENT - ALLIEDSIGNAL	AC
23J5113616A	23J5113616S1A	BOOMSETS ALTERNATE EQUIPMENT - TELEX AIRMAN 750	AC

ATA	24	Electrical power

24J002A	24J0010001S1A	INSTALLATION OF THE ENHANCED EPGS ON AIRCRAFT FITTED WITH CFMI ENGINES	AC
24J0033501A	24J0033501S1A	INSTALLATION OF ADDITIONAL ELECTRICAL OUTLETS 115V/60HZ	AC

ATA	25	Cabin & cockpit

25J001A	25J2000100G2A	CABIN LAYOUT DEFINITION	AC
25J002A	25J2350001S1A	INTERIOR COLOR SCHEME DEFINITION	AC
25J003A	25J6311002S1A	ADDITIONAL EVACUATION ALARM ACTIVATION FROM AFT CABIN ATTENDANT STATION	AC
25J004A	25J2316102S1A	BUMPER PROFILE FOR SLIDE DECORATED COVER	AC
25J005A	25J6550003S1A	CABIN EMERGENCY EQUIPMENT	AC
25J006A	25J2212805S1A	ADDITIONAL BUMPER PROFILE ON SWIVEL CABIN ATTENDANT SEAT	AC

25J007A	25J2732101S1A	PROVISIONS FOR WALL-MOUNTED BABY BASSINET (OUTBOARD POSITION)	AC
25J008A	25J2614006S1A	INSTALLATION OF CRANKED WINDSCREEN (SFE) LH	AC
25J009A	25J2614007S1A	INSTALLATION OF CRANKED WINDSCREEN (SFE) RH	AC
25J010A	25J2729907S1A	PROVISIONS FOR INSTALLATION OF A WHEELCHAIR AT AFT FACING WALL OF LAV E	AC
25J012A	25J6514302S1A	INSTALLATION OF MEDICAL KIT IN COCKPIT - MAJESTIC AEROTECH	AC
25J013A	25J2810111S1A	ALTERNATE NTF - LONSEAL (BFE)	AC
25J015A	25J2034738S1A	PASSENGER COMPARTMENT RECONFIGURATION FOR FFT*A	AC
25J016A	25J2310214S1A	COLOR CHANGE OF LAVATORY FLOOR PAN AND PELMETS IN EXIT AREA	AC
25J018A	25J5013701S1A	INSTALLATION OF RUBBER SEAL PROFILES FOR FLOOR PANELS IN FWD AND AFT CARGO HOLDS	AC
25J019A	25J2062322S2A	REMOVAL OF WHEEL CHAIR PROVISIONS FROM LAVATORY E	AC
25J026A	25J5018902S1A	DECOMPRESSION PANEL PROTECTION FOR HEAVY BULK USAGE	AC
25J027A	25J2117559S1A	PASSENGER SEATS P/N CHANGE (LIFE TV)	AC
25J030A	25J3510307S1A	INSTALLATION OF COFFEE MAKER - CSI	AC
25J1120801A	25J1120801S1A	INSTALLATION OF FOURTH OCCUPANT SEAT IN COCKPIT - SOCEA	AC
25J5018401A	25J5018401S1A	REINFORCED FLOOR PANELS IN FWD & AFT CARGO HOLD ASSOCIATED WITH STD BULK CONFIGURATION	AC
25J001FY		ADDITIONAL BUMPER STRIPS ON C/A SEATS AT FORWARD AND AFT PASSENGER/CREW/SERVICE DOOR	AC
25J002FY		FROM DISPERSION-ADHESIVE TO DOUBLE-SIDED ADHESIVE TAPE	AC
25J004FY		DISK STOWAGE RELOCATION IN COCKPIT COAT STOWAGE	AC

ATA	28	Fuel System

28J2513001A	28J2513001S1A	RELOCATION OF THE REFUELING PANEL TO THE RIGHT WING ADJACENT TO THE REFUEL COUPLING	AC

ATA	31	Indicating/Recording

31J0010701A	31J0010701S1A	DEFINTION OF UNITS - USE OF US UNITS IN PLACE OF METRIC UNITS	AC
31J3320014A	31J3320014S1A	SSFDR ALTERNATE EQUIPMENT - ALLIEDSIGNAL (256 W/S)	AC
31J5210202A	31J5210202S1A	ECAM OEB REMINDER FUNCTION ACTIVATION	AC

ATA	32	Landing gear

32J001A	32J1010501S1A	SMALL BORE INFLATION VALVES WITH INDICATOR ON NLG & MLG BF GOODRICH WHEELS	AC
32J4011315A	32J4011315S1A	WHEELS AND BRAKES ALTERNATE EQUIPMENT (TYPE SEPCARB III) - BF GOODRICH	AC

ATA	33	Lights

33J001A	33J2616601S1A	EVACUATION ALARM GUARDED SWITCHES (FWD AND AFT)	AC
33J5010011A	33J5010011S1A	SEAT-MOUNTED EEPMS - BRUCE WITH TWO BULBS PER LAMP MODULE	AC

ATA	34	Navigation

34J001A	34J2020202S1A	INSTALLATION OF ISIS - SEXTANT	AC
34J003A	34J4211009S1A	RADIO ALTITUDE AUTOMATIC CALL-OUT CHANGES FOR FFT*A	AC
34J004A	34J2020302S1A	ISIS OPTIONAL FUNCTION - BARO SETTING IN INHG	AC
34J1011701A	34J1011701S1A	ADIRS 4MCU ALTERNATE EQUIPMENT - HONEYWELL	AC
34J2110601A	34J2110601S2A	STANDBY ALTIMETER BARO SETTING - SEXTANT AVIONIQUE	AC
34J4120022A	34J4120022S1A	SINGLE WEATHER RADAR SYSTEM (ARINC 708A) ALTERNATE EQUIPMENT - ALLIEDSIGNAL WITH PWS ACTIVATION	AC
34J4210109A	34J4210109S1A	RADIO ALTIMETERS - ALLIEDSIGNAL QUANTUM LINE	AC
34J4320002A	34J4320002S1A	TCAS BFE SELECTION - TCAS COMPUTER ALLIEDSIGNAL CHANGE 7/ ATC - ALLIEDSIGNAL	AC
34J5110109A	34J5110109S1A	DME INTERROGATORS - ALLIEDSIGNAL QUANTUM LINE	AC
34J5311103A	34J5311103S1A	ADF RECEIVER ALTERNATE EQUIPMENT - ALLIEDSIGNAL QUANTUM LINE	AC
34J5510203A	34J5510203S1A	VOR/MARKER RECEIVERS ALTERNATE EQUIPMENT - ALLIEDSIGNAL QUANTUM LINE	AC
34J5831311A	34J5831311S1A	MMR ALTERNATE EQUIPMENT PROVIDING ILS (FM IMMUNITY) AND GPS C1 FUNCTIONS - SEXTANT	AC

ATA	35	Oxygen

35J001A	35J3110814S1A	COCKPIT PBE- ESSEX - PN MR-10049N	AC
35J1120102A	35J1120102S1A	COCKPIT OXYGEN CYLINDER ALTERNATE EQUIPMENT 115 CU.FT (STEEL) - EROS	AC
35J2001001A	35J2001001S1A	INSTALLATION OF 4 OXYGEN MASKS PER BOX	AC

ATA	49	APU

49J0010504A	49J0010504S1A	APU ALTERNATE EQUIPMENT - ALLIEDSIGNAL (131-9EA!)	AC

ATA	51	Structure

51J001A	51J2230003S1A	LOW VOC PAINT SCHEME ON FUSELAGE, VERTICAL STABILIZER AND NACELLES)- PRC	AC
51J0xxA	51J2226121S1A	LARGE DECORATIVE ADHESIVE FILM (DECALS BFE) ON VERTICAL STABILIZER - FINELINE FFT A319-921-XX	AC
51J2225001A	51J2225001S1A	LARGE DECORATIVE ADHESIVE FILM (BFE)	AC
51J001FY		APPLICATION OF WATER REPELLENT FLUID ON LH & RH WING STRUT WELLS.	AC

ATA	52	Doors

MSCN		REINFORCED COCKPIT DOOR	AC

ATA	53	Fuselage

53J001FY		BELLY FAIRING PANELS - ADD EXTRUSION	AC

ATA	55	Stabilizers

55J001A	55J3010101S1A	VERTICAL STABILIZERS LEADING EDGE EROSION PROTECTION - STAINLESS STEEL	AC

ATA	57	Wings

57J001FY		WING LEADING EDGE ACCESS PANELS - REMOVAL OF SEALANT	AC

ATA	72	Engines

72J0011211A	72J0011211S1A	CFMI ENGINES ALTERNATE EQUIPMENT - CFM56-5B5/P (SAC) ON A319-100 ( 22 000 LBF NOMINAL THRUST)	AC

MSCN LISTING*:

[*NOTE:  The following is a list of the MSCN’s that, to the best of LESSOR’s information as of the date of execution of this Lease, Manufacturer intends to incorporate into the Aircraft.  The actual MSCN’s incorporated into the Aircraft may vary as a result of decisions made by the Manufacturer during the manufacturing process, provided that such decisions are consistent with the specification and SCN’s described above.]

MSCN reference	MSCN title	MSCN status	Applicability	MOD/MP
I2L22J8110104M1FY	Auto flight - Flight Control Unit (FCU) - Introduce new hardware standard with revised power supply	Accepted	2198, 2209, 2236	32412
I2L23J5112501M1FY	Communications - Audio management - Introduce ACP with new front face design	Accepted	2198, 2209, 2237	32526
I2L23J5112701M1FY	Communications - Audio management - Introduce new standard of Audio Management Unit (AMU)	Accepted	2198, 2209, 2238	31296
I2L24J2200003M1FY	Electrical power - AC main generation - Introduce software standard 5.1 GCU	Accepted	2198, 2209, 2239	32875
I2L24J2300005M1FY	Electrical power - AC auxiliary generation - Introduce new standard of APU generator	Accepted	2198, 2209, 2240	32614/P7874
I2L25J1000302M1FY	Equipment/Furnishings - Cockpit - Relocate floppy disk stowage from coat stowage to side consoles	REJECTED	N/A	31863
I2L25J6210004M1FY	Equipment/Furnishings - Escape facilities - Introduce a new slide with inflation hose retainer	Accepted	2198, 2209, 2241	33429
I2L27J2601005M1FY	Flight Controls - Yaw damper actuation - Introduce new standard of yaw damper	Accepted	2198, 2209, 2242	33293
I2L28J4210001M1FY	Fuel - Quantity indicating - Introduce new standard of Fuel Quatity Indication Computer (FQIC)	Accepted	2198, 2209, 2243	32517
I2L30J4200101M1FY	Ice and rain protection - Windshield anti-ice and defogging - Introduce new standard of WHC	Accepted	2198, 2209, 2244	32995
I2L32J1100101M1FY	Landing gear - Main gear - Introduce new standard with serial numbers on structural elements	Accepted	2198, 2209, 2245	33091
I2L32J2110202M1FY	Landing gear - Nose gear - Introduce new design	Accepted	2198, 2209, 2246	28919

I2L32J4210504M1FY	Landing gear - Normal braking - Introduce L4.5 standard of BSCU	Accepted	2198, 2209, 2247	33376
I2L34J4200101M1FY	Electric and electronic common installation - Improve sealing of radio altimeter antennas	Accepted	2198, 2209, 2248	33377/K8537
I2L34J4800001M1FY	Navigation - Ground Proximity Warning System (GPWS) - Modify push buttons and warning logic	Accepted	2198, 2209, 2249	21391
I2L34J4812808M1FY	Navigation - Enhanced Ground Proximity Warning System (EGPWS) - Introduce new functions	Accepted	2198, 2209, 2250	31374
I2L34J5710001M1FY	Navigation - Radio magnetic information switching and indicating - Introduce new standard of DDRMI	Accepted	2198, 2209, 2251	32414
I2L56J1100101M1FY	Windows - Fixed windows - Introduce new standard of windshield	Accepted	2198, 2209, 2252	32876
I2L73J2200201M1FY	Engine fuel and control - FADEC system - Introduce 5BL standard Electronic Control Unit (ECU)	Accepted	2198, 2209, 2253	33239
I2L20J4500100M1FY	Standard practices - Direct connection components - Introduce LED lighted pushbutton elect. switches	Accepted	2198, 2209, 2254	31608
I2L21J2600100M1FY	Air conditioning - Avionics equipment ventilation - Introduce -V05 standard of AEVC	Accepted	2198, 2209, 2255	31678
I2L21J3090400M1FY	Air conditioning - Pressurization control - Introduce modified cabin pressure controller PN 20791	Accepted	2198, 2209, 2256	26229
I2L21J5300100M1FY	Air conditioning system - Pack cooling air control - Introduce modified air conditioning pack	Accepted	2198, 2209, 2257	28412
I2L21J5300200M1FY	Air conditioning - Pack control and indicating - Introduce new standard of air conditioning pack	Accepted	2198, 2209, 2258	31709
I2L21J6100100M1FY	Air conditioning - Pack temperature control - Introduce modified pack temperature control	Accepted	2198, 2209, 2259	28488
I2L22J8000100M1FY	Autoflight - FMGC - For A319/A320/A321 with CFM engines (FM version FA8 and FG version C7)	Accepted	2198, 2209, 2260	26968
I2L22J8100300M1FY	Auto flight - Flight Control Unit - Introduce FCU EM2 STD 2	Accepted	2198, 2209, 2261	30357
I2L22J8200100M1FY	Auto flight-MCDU-Introduce improved HONEYWELL MCDU resistant to blanking (A320 specific keyboard)	Accepted	2198, 2209, 2262	28829
I2L22J8300200M1FY	Autoflight - FMGC - Install FMGC PN B546CAM0103 (CFMI)	Accepted	2198, 2209, 2263	31365

I2L23J1200300M1FY	Communications - VHF system - Activate VHF 8.33 kHz channel function	Accepted	2198, 2209, 2264	27214
I2L23J1300100M1FY	Communications - Radio Management Panel - Introduce RMP standard CA01	Accepted	2198, 2209, 2265	31215
I2L23J1390200M1FY	Communications - Radio management - Introduce radio management panel PN -AA01	Accepted	2198, 2209, 2266	26729
I2L23J5100100M1FY	Audio management (Integrating/Flight interphone/SELCAL/Call - Introduce new hand microphone	Accepted	2198, 2209, 2267	25602
I2L23J7300200M1FY	Communications-Cabin Intercommunication Data System (CIDS)- Introduce a modified DEU-B (PN -000720A)	Accepted	2198, 2209, 2268	28704
I2L23J7300400M1FY	Communications - Cabin intercommunication data - Introduce CIDS directore software 520A	Accepted	2198, 2209, 2269	31011
I2L23J7300500M1FY	CIDS - Introduce LED technology for Area Call Panel (ACP) and Lavatory Call Light	Accepted	2198, 2209, 2270	31015
I2L23J7300600M1FY	Communications - Cabin Intercommunication Data System (CIDS) - Introduce a modified DEU B (PN -820A)	Accepted	2198, 2209, 2271	31535
I2L23J7300700M1FY	Communications - Cabin Intercommunication Data System (CIDS) - Introduce director with 521A software	Accepted	2198, 2209, 2272	32101
I2L24J0000300M1FY	Electrical power - Change IFE power supplies, and introduce COMMERCIAL” switch in cockpit”	Accepted	2198, 2209, 2273	31276
I2L24J2100100M1FY	Electrical power - IDG - Introduce IDG PN 740119H on CFM engines	Accepted	2198, 2209, 2274	27999
I2L24J2100200M1FY	Electrical power - Integrated drive generator system - Introduce std 5.0, GCU and GAPCU software	Accepted	2198, 2209, 2275	32004
I2L24J3200100M1FY	Electrical power - DC main generation - Install TRU with capacitors disconnected	Accepted	2198, 2209, 2276	30737
I2L25J1000100M1FY	Equipment/Furnishings - Cockpit - Relocate Landing gear pins stowage box	Accepted	2198, 2209, 2277	28004
I2L25J1100200M1FY	Equipment/furnishings-Cockpit seats-Install modified third occupant seat	Accepted	2198, 2209, 2278	30549
I2L25J1100300M1FY	Equipment/Furnishings - Cockpit seats - Introduce new Captains’ and First Officers’ seats	Accepted	2198, 2209, 2279	32109
I2L25J2500100M1FY	E/F-PSIU-Introduce LED technology in PSU/PSIU.	Accepted	2198, 2209, 2280	30424
I2L25J2800100M1FY	Equipment/Furnishings - Floor covering - Introduce a dispersion-adhesive for carpet installation	REJECTED	N/A	26606

I2L25J6000100M1FY	Equipment/Furnishings-Emergency-Introduce modified slides with frangible link in pack D31516, D31517	Accepted	2198, 2209, 2281	28103
I2L25J6000200M1FY	E/F-Emergency-Introduce off-wing slide enclosure and off-wing slides with light emitting diode tech.	Accepted	2198, 2209, 2282	30088
I2L25J6090400M1FY	Equipment/Furnishings-Emergency-Introduce modified off-wing slide	Accepted	2198, 2209, 2283	27275
I2L25J6200100M1FY	Equipment/Furnishings - Escape facilities-cabin - Introduce escape slide with new decorative cover	Accepted	2198, 2209, 2284	31060
I2L25J6500200M1FY	E/F-Miscellaneous emergency eqpt - Install protection gloves BENNETT SAFETYWEAR LTD PN FKK8-35KL	Accepted	2198, 2209, 2285	26115
I2L25J6500300M1FY	Equipment/Furnishings - Miscellaneous emergency equipment - Introduce modified ELT antenna	Accepted	2198, 2209, 2286	30351
I2L25J6500500M1FY	E/F - Miscellaneous emergency equipment - Introduce new flashlight in the cockpit	Accepted	2198, 2209, 2287	30865
I2L26J1000100M1FY	Fire protection-Engine and APU fire and overheat detect. syst.-Introduce new FDU with improved tech.	Accepted	2198, 2209, 2288	30547
I2L26J1600100M1FY	FIRE PROTECTION-C/C SMOKE DETECTION-INSTALL SYSTEM PROVISION FOR AFT CARGO COMPARTMENT SYSTEM	Accepted	2198, 2209, 2289	24494
I2L26J1600200M1FY	FIRE PROTECTION-C/C SMOKE DETECTION-INSTALL SYSTEM PROVISION FOR FORWARD CARGO COMPARTMENT SYSTEM	Accepted	2198, 2209, 2290	24492
I2L26J1600400M1FY	Fire protection - Cargo compartment smoke detection - Introduce new standard of smoke detector	Accepted	2198, 2209, 2291	32319
I2L26J1700200M1FY	Fire protection - Lavatory smoke detection - Introduce new standard of smoke detector	Accepted	2198, 2209, 2292	32320
I2L26J2500100M1FY	Fire protection - Lavatory fire extinguishing - Introduce new standard for lavatory waste bin	Accepted	2198, 2209, 2293	32229
I2L27J2000100M1FY	Flight controls - Rudder - Introduce Force Transducer Unit (FTU) on flight control linkage	Accepted	2198, 2209, 2294	32521
I2L27J4400100M1FY	Flight controls - THS actuation - Introduce new standard of THS actuator	Accepted	2198, 2209, 2295	32155
I2L27J5100100M1FY	Flight controls - Slat/Flap Control Computer (SFCC) - Introduce standard SFCC PN 49-170-11	Accepted	2198, 2209, 2296	28165

I2L27J9300200M1FY	Flight controls - ELAC system - Introduce ELAC STD L81	Accepted	2198, 2209, 2297	31395
I2L27J9392000M1FY	Flight controls - General - ELAC system - Introduce ELAC with enhanced relays	Accepted	2198, 2209, 2298	26910
I2L28J2100100M1FY	Fuel-Main fuel pump system-Introduce INTERTECHNIQUE fuel pump PN P99C38-605 on SA A/C	Accepted	2198, 2209, 2299	28818
I2L28J2100200M1FY	Fuel - Main fuel pump system - Change supplier of fuel pumps and canisters	Accepted	2198, 2209, 2300	31956
I2L28J2200100M1FY	Fuel - APU fuel pump system - Introduce a modified APU fuel pump	Accepted	2198, 2209, 2301	30707
I2L28J2200200M1FY	Fuel-APU fuel pump system-Introduce an improved fuel pump	Accepted	2198, 2209, 2302	31747
I2L28J4300100M1FY	Fuel - Manual magnetic indicators - Delete attitude monitor	Accepted	2198, 2209, 2303	32115
I2L29J0090000M1FY	Hydraulic power - General -Introduce modified VICKERS electrical driven hydraulic pump PN 974540	Accepted	2198, 2209, 2304	27730
I2L29J2290800M1FY	Hydraulic power - Auxiliary hydraulic power - Introduce modified SUNDSTRAND RAT	Accepted	2198, 2209, 2305	27014
I2L29J2300100M1FY	Hydraulic power - Power transfer unit - Introduce HONEYWELL PTU-11	Accepted	2198, 2209, 2306	30627
I2L30J4200100M1FY	Ice and rain protection - Windshield anti-icing and defogging - Introduce a new standard of WHC	Accepted	2198, 2209, 2307	31463
I2L30J4590700M1FY	Ice and rain protection - Windshield rain protection - Activation of rain repellent system	Accepted	2198, 2209, 2308	26963
I2L31J3000100M1FY	Indicating/Recording systems - Introduce a combined FDIU/DMU	Accepted	2198, 2209, 2309	27997
I2L31J3300100M1FY	Indicating/Recording systems-DFDRS-Introduce a linear accelerometer from vendor MAGNETEK/GENISCO	Accepted	2198, 2209, 2310	28226
I2L31J3300200M1FY	Indicating/Recording systems - Introduce wiring provision for combined FDIU/DMU computer	Accepted	2198, 2209, 2311	27569
I2L31J3300400M1FY	Indicating/Recording systems - DFDRS - Introduction of SAGEM FDIU PN ED43A1D6	Accepted	2198, 2209, 2312	30655
I2L31J3800100M1FY	Indicating recording system - Data loading - Introduce a multipurpose disk drive unit PN AC68A200	Accepted	2198, 2209, 2313	28110
I2L31J5500100M1FY	Indicating/Recording systems - SDAC- Introduce standard SDAC PN 350E5500202	Accepted	2198, 2209, 2314	30365
I2L31J6200100M1FY	Indicating/Recording systems - DMC - Define DMC V40 standard	Accepted	2198, 2209, 2315	28308

I2L32J0000100M1FY	Main landing gear - General - Change from 3 coat to 2 coat paint scheme for A319/A320 aircraft	Accepted	2198, 2209, 2316	28222
I2L32J2100100M1FY	Landing gear - Nose gear - Introduce reinforced gear	Accepted	2198, 2209, 2317	31238
I2L32J4090600M1FY	LANDING GEAR-WHEELS AND BRAKES-INTRODUCE COMMON BSCU STD	Accepted	2198, 2209, 2318	26965
I2L32J4100200M1FY	Landing gear-Wheels-Install radial tyres 46 x 17 R20 on main landing gear - MICHELIN PN M01103	Accepted	2198, 2209, 2319	28346
I2L32J4100300M1FY	Landing gear - Wheels - Introduce reinforced nose landing gear wheels	Accepted	2198, 2209, 2320	27853
I2L32J4200100M1FY	Landing gear - Nose landing gear wheels - Remove rubbing strips	Accepted	2198, 2209, 2321	28482
I2L32J4200300M1FY	Landing gear - Normal braking - Introduce std 9 BSCU (Twin version)	Accepted	2198, 2209, 2322	31106
I2L33J5000100M1FY	Lights - Emergency lighting - Introduce LED technology for cabin EXIT signs and emergency lights	Accepted	2198, 2209, 2323	30792
I2L34J1000400M1FY	Navigation - ADIRS - Introduce new hardware standard of Honeywell 4MCU ADIRU	Accepted	2198, 2209, 2324	30941
I2L34J2200100M1FY	Navigation - Standby data - Altitude heading - Introduce SIRS standby compass PN PG0105W	Accepted	2198, 2209, 2325	28216
I2L34J4800100M1FY	Installation of an enhanced ground proximity warning system (ALLIED SIGNAL)	Accepted	2198, 2209, 2326	28244
I2L34J5290400M1FY	Navigation - ATC modeS” - Introduce ATC/TCAS control unit PN C124-04-AB02”	Accepted	2198, 2209, 2327	27285
I2L46J2100400M1FY	Information system - ATIMS - Upgrade ATSU hardware for new ARINC 429 I/O board	Accepted	2198, 2209, 2328	30625
I2L51J2300100M1FY	Standard practices and structures - Protective treatment - Introduce low VOC paint on wing	Accepted	2198, 2209, 2329	32006/J2294
I2L52J5100100M1FY	Doors - Cockpit door - Installation of an intrusion and penetration resistant cockpit door	Accepted	2198, 2209, 2330	32088
I2L56J1100100M1FY	Windows - Front cockpit windows - Change to PPG windows	Accepted	2198, 2209, 2331	22094

EXHIBIT B                                    SUMMARY OF TRANSACTION

The following is a summary of the lease transaction between LESSEE and LESSOR.  It is set forth for the convenience of the parties only and will not be deemed in any way to amend, detract from or simplify the other provisions of this Lease.

1.                            Description of Aircraft

One new Airbus A319-111 aircraft with two (2) installed CFM56-5B5/P engines, all as more particularly described on Exhibit A hereto

2.                            Scheduled Delivery Date and Location

In the month of [Redacted ] 2004 at Hamburg, Germany

3.                            Lease Term

[Redacted ]

4.                            Security Deposit

[Redacted], payable as follows (in US Dollars):

Payment Date	Amount
[Redacted]	[Redacted]
[Redacted]	[Redacted]
[Redacted]	[Redacted]
[Redacted]	[Redacted]

5.                            Transaction Fee

[Redacted], payable upon [Redacted]

6.                            Rent during Lease Term

Payable [Redacted], in the amount of [Redacted].

*The above base rent is expressed in [Redacted] U.S. Dollars and will increase in accordance with the Manufacturer’s announced escalation rates as provided to LESSEE by LESSOR for the period from and including the [Redacted]

through and including the Delivery Date (the “Manufacturer’s Escalation Rate”).  Any such escalation will be calculated immediately prior to Delivery.

7.                            Reserves

Reserves for the Aircraft are payable as follows:

Type of Reserves	Amount of Reserves
[Redacted]:	[Redacted]
[Redacted]:	[Redacted]
[Redacted]:	[Redacted]
[Redacted]:	[Redacted]
[Redacted]:	[Redacted]

Provided that no Payment Default has occurred and is continuing, LESSEE shall not be obligated to pay [Redacted] during any period in which the total amount of [Redacted] held by LESSOR is greater than or equal to [Redacted]; provided, however, that such waiver will not apply, and LESSEE will be obligated to pay [Redacted] as provided in this Article 5.4 (irrespective of the then-existing balance of [Redacted] held by LESSOR), during each [Redacted] following an [Redacted].

Provided that no Payment Default has occurred and is continuing, LESSEE shall not be obligated to pay [Redacted] for any [Redacted] during any period in which the total amount of [Redacted]  held by LESSOR for [Redacted] is greater than or equal to [Redacted]; provided, however, that such waiver will not apply, and LESSEE will be obligated to pay [Redacted] for [Redacted] as provided in this Article 5.4 (irrespective of the then-existing balance of [Redacted] held by LESSOR), during each [Redacted].

8.                            Additional Rent for [Redacted]

[Redacted] for each [Redacted] actually operated during [Redacted] of [Redacted] which result from an [Redacted] during (a) the [Redacted] period beginning on the [Redacted], (b) the [Redacted] period beginning on the [Redacted], and (c) the [Redacted] period beginning on the [Redacted].

9.                            Country of Aircraft Registration

United States

10.                     Maintenance Program

LESSEE’s Maintenance Program

11.                     Agreed Value of Aircraft

The agreed value shall be [Redacted], which amount will be reduced by [Redacted] on the [Redacted]

12.                     LESSOR’s Bank Account

[Redacted]

EXHIBIT C                                    COMMERCIAL TERMS

1.                            Article 3.2.                                            [Redacted]

2.                            Article 3.6.1.                                    [Redacted]

3.                            Article 4.1.                                              [Redacted]

4.                            Article 5.1 — Security Deposit.

(a)                           Article 5.1.1.  LESSEE will pay LESSOR a security deposit of [Redacted] for its lease of the Aircraft (the “Security Deposit”).  The Security Deposit is payable as follows (in US$):

Payment Date	Amount
Received	[Redacted]
Upon execution of Lease	[Redacted]
[Redacted]	[Redacted]
[Redacted] prior to Scheduled Delivery Date	[Redacted]

(b)                          Article 5.1.2.  The Security Deposit may be commingled with LESSOR’s general funds and any interest earned on such Security Deposit will be for LESSOR’s account.  The Security Deposit will serve as security for the performance by LESSEE of its obligations under this Lease and any other agreements between LESSEE and LESSOR relating to aircraft, engines, aircraft equipment or the extension of credit and may be applied by LESSOR upon the occurrence of an Event of Default hereunder or of an event of default by LESSEE under any such other agreements.  If the Security Deposit is reduced below the required amount by application to meet LESSEE’s unperformed obligations under this Lease, LESSEE will replenish the Security Deposit within [Redacted] days after LESSOR’s demand therefor.

(c)                         Article 5.1.3.  Upon termination of this Lease in accordance with Article 4.3 and provided that no Event of Default has occurred and is continuing, LESSOR will return to LESSEE the amount of the Security Deposit then held by LESSOR (so long as no default by LESSEE exists under any other agreement between LESSEE and LESSOR relating to aircraft, engines or aircraft equipment or the extension of credit by LESSOR to LESSEE in which case LESSOR will be entitled to set off amounts owing to it), without interest, less an amount determined to be a reasonable estimate of the costs, if any, which LESSOR will incur to remedy any unperformed obligations of LESSEE under this Lease, including the correction of any discrepancies from the required condition of the Aircraft on return of the Aircraft.

5.                            Article 5.2—[Redacted].  [Redacted]

6.                            Article 5.3—Rent.

(a)                           Article 5.3.1.  LESSEE will pay LESSOR monthly in advance as rent for the Aircraft the amount of [Redacted], expressed in [Redacted] U.S. Dollars* (the “Rent”).

*The above base rent is expressed in [Redacted]U.S. Dollars and will increase in accordance with the Manufacturer’s announced escalation rates as provided to LESSEE by LESSOR for the period from and including the [Redacted] through and including the Delivery Date (the “Manufacturer’s Escalation Rate”).  Any such escalation will be calculated immediately prior to Delivery.

(b)                          Article 5.3.2.  The first payment of Rent during the Lease Term will be paid no later than the Delivery Date.  Each subsequent payment of Rent will be due monthly thereafter no later than the same day of the month as the Delivery Date of the Aircraft except that, if such day is not a Business Day, the Rent will be due on the immediately preceding Business Day.  If Delivery occurred on the 29th, 30th or 31st of the month and in any given month during the Lease Term there is no such corresponding date, Rent will be payable on the last Business Day of such month.

7.                             Article 5.4—Reserves.

(a)                           Article 5.4.1.  LESSEE will pay to LESSOR supplemental Rent, based on LESSEE’s use of the Aircraft during the Lease Term, in the form of the following reserves in the following amounts per flight hour (individually, [Redacted] and collectively “Reserves”):

Type of Reserves	Amount of Reserves
[Redacted]:	[Redacted]
[Redacted]	[Redacted]
[Redacted]:	[Redacted]
[Redacted]:	[Redacted]
[Redacted]:	[Redacted]

(b)                          Article 5.4.2.  Provided that no Payment Default has occurred and is continuing, LESSEE shall not be obligated to pay [Redacted] during any period in which the total amount of [Redacted] held by LESSOR is greater than or equal to [Redacted]; provided, however, that such waiver will not apply, and LESSEE will be obligated to pay [Redacted] as provided in this Article 5.4 (irrespective of the then-existing balance of [Redacted] held by LESSOR), during each [Redacted].

(c)                           Article 5.4.3.  Provided that no Payment Default has occurred and is continuing, LESSEE shall not be obligated to pay [Redacted] for any [Redacted] during any period in which the total amount of [Redacted]  held by LESSOR for [Redacted] is greater than or equal to [Redacted]; provided, however, that such waiver will not apply, and LESSEE will be obligated to pay [Redacted] for [Redacted] as provided in this Article 5.4 (irrespective of the then-existing balance of [Redacted] held by LESSOR), during each [Redacted].

(d)                          Article 5.4.4.  For purposes of this Article 5.4, the term “Period Pending Reimbursement” is defined as follows:

(i)                          In reference to a reimbursement from [Redacted], the Period Pending Reimbursement is the period beginning on the date the [Redacted]is returned to LESSEE following an [Redacted] and ending on the date on which LESSOR pays to LESSEE the amount due for reimbursement from [Redacted] with respect to such [Redacted].

(ii)                       In reference to a reimbursement from [Redacted], the Period Pending Reimbursement is the period beginning on the date of [Redacted] following an [Redacted] and ending on the date on which LESSOR pays to LESSEE the amount due for reimbursement from [Redacted] with respect to such [Redacted].

(e)                           Article 5.4.5.  Such Reserves will be paid on or before the [Redacted] of the calendar month next following the month in which the Delivery Date occurs and on or before the [Redacted] of each succeeding calendar month for flying performed during the calendar month prior to payment.  All Reserves for flying performed during the month in which the Termination Date occurs will be paid on the Termination Date, unless otherwise agreed by the parties.

(f)                             Article 5.4.6.  No interest will accrue or be paid at any time to LESSEE on such Reserves and, subject to LESSOR’s obligations under Article 13, LESSOR may commingle the Reserves with LESSOR’s general funds.

8.                            Article 5.5—[Redacted].  [Redacted]

9.                            Article 5.7.  [Redacted].

10.                   Article 12.1.3  LESSEE will not discriminate against the Engines with respect to Overhaul build standards and life-limited Part replacements and, in any event, at each Engine Refurbishment, LESSEE will (a) build the Engine life-limited Parts to [Redacted] and (b) perform, at a minimum, a [Redacted].  Notwithstanding anything to the contrary in this Article 12.1.3, life-limited Parts contained in Engine modules that are not included in the work-scope of an Engine Refurbishment need only have [Redacted].

11.                   Article 12.1.4  When replacing any non-consumable, rotating Part in an Engine, in the event that LESSEE elects to utilize a part other than an original equipment manufacturer part (“OEM Part”), LESSEE will consult with LESSOR and, in the event that LESSOR requires that an OEM Part be used, [Redacted].  In the event that LESSEE fails to consult with LESSOR as required in this Article 12.1.4, LESSOR will have the right to [Redacted].

12.                   Article 12.2(d)  incorporation in the Aircraft of all other service bulletins of Manufacturer, the Engine manufacturer and other vendors or manufacturers of Parts installed on the Aircraft which are applicable to the Aircraft, which service bulletins LESSEE has incorporated or has scheduled to have incorporated upon any other aircraft in its A319 fleet; provided, however, that LESSEE will not be required to incorporate any such service bulletin [Redacted] unless (i) LESSEE has incorporated such service bulletin in any other leased aircraft in its A319 fleet or has scheduled such service bulletin to be incorporated in any such aircraft [Redacted], or (ii) LESSOR requests that LESSEE incorporate such service bulletin in the Aircraft at LESSOR’s expense, subject to LESSEE’s capacity, resources, and technical capabilities.

13.                   Article 12.8.1  [Redacted].

14.                   Article 19.1—Agreed Value Definition.  “Agreed Value” means [Redacted], which amount will be reduced by [Redacted] on [Redacted] and, on [Redacted], by an amount equal to [Redacted] of the Agreed Value that was in effect the immediately preceding year of the Lease Term.

15.                   Article 19.6.2  [Redacted].

16.                   Article 23.7— General Condition of Aircraft at Return (Selected Provisions Concerning Incorporation of Service Bulletins and Airworthiness Directives)

(a)                           Article 23.7.8.  All alert service bulletins of Manufacturer, the Engine manufacturer and other vendors or manufacturers of Parts installed on the Aircraft which are applicable to the Aircraft and any service bulletins which must be performed in order to maintain the warranties on the Aircraft, Engines, and Parts, will have been incorporated in the Aircraft.  All other service bulletins of Manufacturer, the Engine manufacturer and other vendors or manufacturers of Parts installed on the Aircraft which are applicable to the Aircraft, which service bulletins LESSEE has incorporated or has scheduled to have incorporated upon any other aircraft in its A319 fleet, will also have been incorporated in the Aircraft; provided, however, that LESSEE will not be required to have incorporated any such service bulletin [Redacted] unless (i) LESSEE has incorporated such service bulletin in any other leased aircraft in its A319 fleet or has scheduled such service bulletin to be incorporated in any such aircraft [Redacted], or (ii) LESSOR requests that LESSEE incorporate such service bulletin in the Aircraft at LESSOR’s expense, subject to LESSEE’s capacity, resources, and technical capabilities.

(b)                          Article 23.7.11.  Subject to the terms of Article 23.7.12, all [Redacted] which are issued during the Lease Term and which require [Redacted] or prior to the [Redacted] following the [Redacted] will have been complied with on the Aircraft on [Redacted].

(c)                           Article 23.7.12.  [Redacted] will be accomplished at a level of inspection or modification that [Redacted]; provided that if it is not possible to [Redacted], LESSEE will comply with [Redacted].   If, after using commercially reasonable efforts, LESSEE is [Redacted], LESSEE will [Redacted].  If the [Redacted] cannot be mutually agreed upon by LESSEE and LESSOR, LESSEE and LESSOR will each obtain [Redacted] (unaffiliated with LESSEE or LESSOR) and the [Redacted].

(d)                          Article 23.7.13.  With respect to any [Redacted] described in Article 23.7.12, upon LESSOR’s request and at LESSOR’s expense, LESSEE will comply with [Redacted] as LESSOR may request [Redacted], subject to LESSEE’s capacity, resources, and technical capabilities.

17.                   Article 23.9—Part Lives.  At return, the condition of the Aircraft will be as follows:

(a)                           Article 23.9.1.  The Aircraft will have [Redacted] since the last full and complete zonal, systems and structural check (“C” check or equivalent) (excluding hours consumed on the acceptance flight).

(b)                          Article 23.9.2.  Each Engine will meet all of the following:

(i)                          Article 23.9.2(a)  Each Engine will have [Redacted] until its next anticipated removal, based upon (a) [Redacted], (b) the Engine manufacturer’s estimated mean time between removals for engines of the same type as the Engines, and (c) the number of hours and cycles that each of the respective Engines has operated since [Redacted].

(ii)                       Article 23.9.2(b)  Each Engine will have a [Redacted] sufficient to permit the operation of such Engine for the hours and cycles set forth in the preceding subparagraph, based upon the historical experience of the Engine manufacturer’s worldwide fleet.

(iii)                    Article 23.9.2(c)  No [Redacted] will have [Redacted] than such [Redacted].

(iv)                   Article 23.9.2(d)  Each Part of an Engine which has a hard time limit will have [Redacted] remaining [Redacted].  Notwithstanding the foregoing, any such Engine Part may be returned with [Redacted], provided that (i) no such Part will have [Redacted], and (ii) for each such Part, [Redacted].

(v)                      Article 23.9.2(e)  Each Part of an Engine which has a life limit will have [Redacted].

(c)                           Article 23.9.3.  The [Redacted] will have no more than [Redacted].

(d)                          Article 23.9.4.  The [Redacted] will have at least [Redacted], provided that in all events the [Redacted].

(e)                           Article 23.9.5.  Each Part of the Aircraft [Redacted]  which has a [Redacted]  will have at least [Redacted].  Notwithstanding the foregoing, any such Part may be returned with [Redacted], provided that:

(i)                          Article 23.9.5(a)  no such Part will have [Redacted],

(ii)                       Article 23.9.5(b)  for each such Part, [Redacted], and

(iii)                    Article 23.9.5(c)  [Redacted].

(f)                             Article 23.9.6.  Each life-limited Part of [Redacted] will have at least [Redacted].  Notwithstanding the foregoing, any such Part may be returned with less than [Redacted], provided that:

(i)                          Article 23.9.6(a)  no such Part will have [Redacted],

(ii)                       Article 23.9.6(b)  for each such Part, [Redacted], and

(iii)                    Article 23.9.6(c)  [Redacted].

(g)                          Article 23.9.7.  Each Part which [Redacted] after return of the Aircraft to LESSOR (which in any event will be [Redacted]).  If a Part has [Redacted]l, then such Part will be returned with [Redacted].

(h)                          Article 23.9.8.  No Part of [Redacted] will have [Redacted] of that of [Redacted] and, with respect to all Parts as a group, the Parts will have [Redacted].

(i)                              Article 23.9.9.  [Redacted].

18.                   Article 23.11.3.  [Redacted].

19.                   Article 25.2.  The occurrence of any of the following will constitute an Event of Default and material breach of this Lease by LESSEE:

(a)                           LESSEE fails to take delivery of the Aircraft when obligated to do so under the terms of this Lease;

(b)                          LESSEE fails to make a Rent or other payment due hereunder in the manner and by the date provided herein and fails to make such payment within [Redacted] after receipt of written notice from LESSOR of LESSEE’s failure to make such payment;

(c)                           LESSEE fails to obtain or maintain the insurance required by Article 18;

(d)                          LESSEE fails to return the Aircraft to LESSOR on the Expiration Date in accordance with Article 23;

(e)                           LESSEE fails to observe or perform any of its other obligations hereunder and fails to cure the same within [Redacted] after written notice thereof to LESSEE.  If such failure cannot by its nature be cured within [Redacted], LESSEE will have the reasonable number of days necessary to cure such failure (not to exceed a period of [Redacted]) so long as it uses diligent and best efforts to do so;

(f)                             any representation or warranty of LESSEE herein proves to be untrue in any material respect when made and LESSOR has relied upon such representation or warranty to its detriment;

(g)                          the registration of the Aircraft is cancelled solely as a result of an act or omission of LESSEE;

(h)                          LESSEE abandons the Aircraft or Engines;

(i)                              LESSEE or an approved sublessee no longer has unencumbered control (other than Permitted Liens) or possession of the Aircraft or Engines, except as otherwise permitted by this Lease, or any other occurrence not permitted under this Lease which deprives LESSEE of use or possession for a period [Redacted];

(j)                              LESSEE discontinues business (other than a temporary suspension of business as the result of labor disputes) or sells or otherwise disposes of all or substantially all of its assets;

(k)                           LESSEE is no longer a Certificated Air Carrier;

(l)                              LESSEE (i) generally suspends payment on its debts or other obligations, (ii) is unable to or admits its inability to generally pay its debts or other obligations as they fall due, or (iii) is adjudicated or becomes bankrupt or insolvent;

(m)                        any proceedings, resolutions, filings or other steps are instituted with respect to LESSEE relating to the bankruptcy, liquidation, reorganization or protection from creditors of LESSEE or a substantial part of LESSEE’s property.  If instituted by LESSEE, the same will be an immediate Event of Default.  If instituted by another Person, the same will be an Event of Default if not dismissed, remedied or relinquished within ninety (90) days;

(n)                          any order, judgment or decree is entered by any court of competent jurisdiction appointing a receiver, trustee or liquidator of LESSEE or a substantial part of its property, or if a substantial part of LESSEE’s property is to be sequestered.  If instituted by or done with the consent of LESSEE, the same will be an immediate Event of Default.  If instituted by another Person, the same will be an Event of Default if not dismissed, remedied or relinquished within ninety (90) days;

(o)                          any indebtedness for borrowed moneys or a guarantee or similar obligation owed by LESSEE with an unpaid balance of at least [Redacted] is declared to be due before its stated maturity (and any applicable cure period has expired) or [Redacted]; or

(p)                          a Payment Default has occurred and is continuing under any other lease, loan or other material agreement between LESSEE and LESSOR.

20.                   Article 26.2.

If to LESSOR:	Fax:	[Redacted]
	Telephone:	[Redacted]

If to LESSEE:	Fax:	[Redacted]
	Telephone:	[Redacted]

21.                   Article 28.1. - [Redacted].  [Redacted].

EXHIBIT D                                  PARTICIPATION AGREEMENT

This Participation Agreement is made this              day of                               ,              (the “Participation Agreement”)

BETWEEN

(1)                                INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, United States of America, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067-6049, U.S.A. (“ILFC”); and

(2)                                FRONTIER AIRLINES, INC., a Colorado corporation whose address and principal place of business is at Frontier Center One, 7001 Tower Road, Denver, Colorado 80249, U.S.A. (“LESSEE”)

RECITALS

(A)                            Pursuant to the AirbusA319-100 Purchase Agreement between ILFC and AVSA, S.A.R.L. (“AVSA”) dated as of August 29, 1997, as further amended (the “Purchase Agreement”) and the General Terms Agreement between ILFC and AVSA dated as of November 10, 1988 (the “G.T.A.”), ILFC has agreed to purchase from AVSA certain Airbus A319-100 model aircraft, including the aircraft bearing as of today production number 4157 and scheduled for delivery in the month of April 2004 (the “Aircraft”);

(B)                              Pursuant to the Product Support Agreement (Exhibit E) applicable to the Purchase Agreement (the “Support Agreement”), AVSA has agreed to provide certain product support to ILFC;

(C)                              Pursuant to the Aircraft Lease Agreement between ILFC and LESSEE dated as of December [    ], 2003 (the “Lease Agreement”), ILFC has agreed to lease the Aircraft to LESSEE;

(D)                             ILFC and LESSEE have agreed to enter into this Participation Agreement:

IT IS NOW HEREBY AGREED AS FOLLOWS:

1.                                         Authorization for LESSEE to Participate.    ILFC hereby authorizes LESSEE to participate in the following activities in connection with the delivery of the Aircraft:

(a)                                              to inspect, pursuant to Clause 7.1 of the G.T.A., the manufacture of the Aircraft and the materials and parts thereto; and

(b)                                             to attend and observe the acceptance tests of the Aircraft referred to in Clause 8.1 of the G.T.A.; and

(c)                                              to receive, pursuant to Clause 15 of the Support Agreement, the technical publications set forth in Appendix 3 hereto.

2.                             Effectivity of Participation Agreement.    This Participation Agreement shall be effective from the date hereof until the earliest of:

(a)                                              the occurrence of an Event of Default as defined in the Lease Agreement;

(b)                                             notification by ILFC to LESSEE of the termination hereof due to LESSEE=s default hereunder; or

(c)                                              transfer of Aircraft title by AVSA to ILFC or its designee.

3.                             Conditions of Participation.    This Participation Agreement is made subject to the following conditions:

(a)                                              LESSEE hereby agrees to be bound by and to comply with the following provisions of the G.T.A. and Support Agreement (copies of which are attached hereto) as if LESSEE had been named “Buyer” of the Aircraft under such agreements:

(i)  Clauses 7.2 and 8.5 of the G.T.A. to the extent of (aa) injury to or death of any LESSEE representative, (bb) loss or damage to property of any LESSEE representatives and (cc) liabilities, damages, losses, costs and expenses of Seller, Manufacturer and their associated subcontractors, officers, agents and employees arising out of or caused by the willful misconduct or gross negligence of LESSEE’s representatives.

(b)                                             So long as this Participation Agreement is in full force and effect, LESSEE and not ILFC will be responsible for the liabilities and obligations set forth in section 3(a) above.

(c)                                              For avoidance of doubt, even while this Participation Agreement is in full force and effect, ILFC will remain responsible for compliance with Clauses 7.2 and 8.5 of the G.T.A. to the extent of (aa) injury to or death of any ILFC representative, (bb) loss or damage to property of any ILFC representative and (cc) liabilities, damages, losses, costs and expenses of Seller, Manufacturer and their associated subcontractors, officers, agents and employees arising out of or caused by the willful misconduct or gross negligence of ILFC’s representatives.

(d)                                             Except with respect to events occurring prior to termination of the Participation Agreement, upon termination of this Participation Agreement, ILFC shall once again be bound by Clauses 7.2 and 8.5 of the G.T.A.

(e)                                              Other than with respect to the obligations assumed by LESSEE under this Participation Agreement as set forth in section 3(a) above, ILFC shall remain fully bound by all provisions of the Purchase Agreement, G.T.A. and Support Agreement.

(f)                                                Nothing contained herein shall subject AVSA to any liability or additional obligations whatsoever to which it would not otherwise be subject under the Purchase Agreement, the G.T.A. and the Support Agreement or, except to the extent set forth in sections 3(a) and (b) above, modify in any respect whatsoever its contractual rights under the said agreements.

(g)                                             LESSEE shall not be appointed as ILFC’s agent and shall not be permitted to act on behalf or in place of ILFC without the express written authorization of ILFC and nothing contained herein shall be construed as to give such authorization.

4.                            Notification

(a)                                              This Participation Agreement shall be notified to AVSA by courier service immediately after the execution hereof.  AVSA shall not be deemed to have received notice of any of the provisions hereof prior to receipt of notice as provided in this section 4(a) in the form of Appendix 1 hereto.

(b)                                             On termination of this Participation Agreement pursuant to either section 2(a) or (b) hereof, ILFC shall immediately notify AVSA by courier service of such termination.  AVSA shall not be deemed to have received notice of such termination prior to receipt of notice as provided in this section 4(b) in the form of Appendix 2 hereto.

(c)                                              All notices and requests required or authorized under this Participation Agreement shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by internationally recognized courier service or by telefax directed as set forth below:

ILFC shall be addressed at:

[Until January 31, 2004]
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067-6049
U.S.A.

[On and after February 1, 2004]
10250 Constellation Boulevard, 34th Floor
Los Angeles, California 90067-6234
U.S.A.

Attention:	Senior Vice PresidentCTechnical

Fax:	[Redacted]
Telephone:	[Redacted]

LESSEE shall be addressed at:

Frontier Center One 7001 Tower Road Denver, Colorado 80249 U.S.A.

Attention:	General Counsel

Fax:	[Redacted]
Telephone:	[Redacted]

AVSA shall be addressed at:

2, rond-point Maurice Bellonte 31 700 Blagnac France

Attention:	Director Contracts

Fax:	[Redacted]
Telephone:	[Redacted]

or at such other address or to such other person as the party receiving the notice or request may designate from time to time.

Such notice or request shall be deemed to be effective in the case of (aa) personal delivery, on the date upon which personally delivered, (bb) delivery by courier, on the date of receipt or (cc) telefax transmission, on the date of confirmation of successful transmission.

5.                             Survival of Obligations.    The obligations of LESSEE set forth in section 3(a) with respect to events occurring prior to termination of this Participation Agreement will survive termination of the Participation Agreement.

6.                             Assignment.    The rights and obligations under this Participation Agreement are personal to the parties and shall not be assigned, transferred, sold or otherwise disposed of by either of the parties hereto.

7.                             Applicable Law and Jurisdiction.    THIS PARTICIPATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW, AND THE PARTIES AGREE THAT ANY COMPETENT FEDERAL COURT LOCATED IN NEW YORK, NEW YORK SHALL HAVE JURISDICTION OVER ANY DISPUTE ARISING IN CONNECTION HEREWITH.  Nothing in this section will prevent either party from making a claim in a court of competent jurisdiction in California or, if AVSA is involved, France.

8.                             Confidentiality.    Subject to any legal or governmental requirements of disclosure, ILFC and LESSEE shall keep confidential the terms and conditions of this Participation Agreement and the clauses from the G.T.A. and Support Agreement provided to LESSEE pursuant to this Participation Agreement.

IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed on their behalf by their duly authorized officers.

INTERNATIONAL LEASE FINANCE CORPORATION	FRONTIER AIRLINES, INC.

By:	By:

Its:	Its:

APPENDIX 1

[DATE]

BY COURIER

AVSA, S.A.R.L.

2, rond-point Maurice Bellonte

31700 Blagnac

Attention:   Director-Contracts

Re:                             ILFC/FRONTIER AIRLINES, INC.: PARTICIPATION AGREEMENT

Dear Sirs,

Pursuant to Section 4(a) of the Participation Agreement between ILFC and FRONTIER AIRLINES, INC. dated                                      ,             , we advise you that pursuant to the Participation Agreement (a copy of which is attached hereto), FRONTIER AIRLINES, INC. has been authorized by ILFC to participate with respect to the Aircraft.  This authorization shall be effective on acknowledgment of this letter by you.

We confirm for your benefit the provisions of Sections 3(c), 3(d), 3(e) and 3(f) contained therein.

Yours faithfully,

for and on behalf of
INTERNATIONAL LEASE FINANCE CORPORATION

CC:	FRONTIER AIRLINES, INC.

AVSA, S.A.R.L. confirms receipt of this notice and agrees to the terms of Section 3 of the Participation Agreement.

By:

Its:

Date:

APPENDIX 2

[DATE]

BY COURIER

AVSA, S.A.R.L.

2, rond-point Maurice Bellonte

31700 Blagnac

Attention:   Director-Contracts

Re:                             ILFC/FRONTIER AIRLINES, INC.: PARTICIPATION AGREEMENT

Dear Sirs,

Pursuant to Section 4(b) of the Participation Agreement between ILFC and FRONTIER AIRLINES, INC. dated                                      ,             , we advise you that the authorization provided therein for FRONTIER AIRLINES, INC. is terminated with immediate effect.

Yours faithfully,

for and on behalf of
INTERNATIONAL LEASE FINANCE CORPORATION

CC:                             FRONTIER AIRLINES, INC.

APPENDIX 3

1.                                       TECHNICAL PUBLICATIONS

As selected by LESSEE from the Technical Data and Documentation Index attached to this Appendix 3

TECHNICAL DATA AND DOCUMENTATION INDEX

The following index identifies the Technical Data and Documentation provided in support of the Aircraft.  The explanation of the table is as follows:

NOMENCLATURE	Self explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self explanatory.

FORM

CD-A	CD-ROM: Advanced Consultation and Navigation System

CD-P	CD-ROM: in PDF - Portable Document Format

D	DISKETTE (Floppy Disk)

DD	DIGITAL DATA. Stands generally for SGML format on CD-ROM.

MICROFILM. Refers to 16mm roll film in 3M type cartridges.

P1	PRINTED ONE SIDE. Refers to manuals in paper with print on one (1) side of the sheets only.

P2	PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

AC	Aperture Cards

TYPE	C	CUSTOMIZED. Refers to manuals which are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals which are for all aircraft types/models/series.

	E	ENVELOPE. Refers to manuals which are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

	P	PRELIMINARY. Refers to preliminary data or manuals which may consist of either:

• one-time issue not maintained by revision service, or

• preliminary issues maintained by revision service until final manual or data delivery, or

• supply of best available data under final format with progressive completion through revision service.

ATA	Manuals established with reference to ATA specification 2200 (iSpec 2200). Information Standards for Aviation Maintenance.

QUANTITY (Qty)	Self explanatory.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

The number of days indicated shall be rounded up to the next regular revision release date.

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA
Cabin Attendant Operating Manual	CAOM	P2	C	NO	1	90	Only provided in existing customization
Flight Crew Operating Manual	FCOM	P2	C	NO	1	90	Plus one copy per Aircraft at delivery
	FCOM	CD-A	C	NO	1	90
	FCOM	DD	C	NO	1	90	SGML data for further processing by the Buyer
Flight Manual	FM	P1	C	NO	1	0	Plus one copy per Aircraft at delivery
Master Minimum Equipment List	MMEL	P2	C	NO	1	180	Plus one copy per Aircraft at delivery
	MMEL	DD	C	NO	1	180	SGML data for further processing by the Buyer
Quick Reference Handbook	QRH	P2	C	NO	1	90	Plus one copy per Aircraft at delivery
Trim Sheet	TS	P2	C	NO	1	0
Weight and Balance Manual	WBM	P1	C	YES	1	0	For the WBM the flight deck copy is an advance copy only of the customized manual, not subject to revision or updating. Weighing Equipment List delivered two weeks after Aircraft delivery.
Performance Engineer’s Programs	PEP	CD-A	C	NO	1	90	One per operator and a/c type
Performance Programs Manual	PPM	CD-A	C	NO	1	90	Included in the PEP CD-Rom

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS
APU Build-up Manual	ABM	P2	C	NO	1	90	Only for A300-A300-600/A310 (for other A/C types integrated into AMM).One per operator.
Aircraft Maintenance Manual	AMM	CD-A	C	YES	2	90	Contained on “ADRES” CD-ROM for SA and LR Aircraft
	AMM	CD-P	C	YES	2	90	Optional to CD-A
	AMM	DD	C	YES	1	90	SGML data for further processing by the Buyer
Aircraft Schematic Manual	ASM	CD-P	C	YES	2	90
	ASM	DD	C	YES	1	90	SGML data for further processing by the Buyer
Aircraft Wiring Lists	AWL	CD-P	C	YES	2	90
	AWL	DD	C	YES	1	90	SGML data for further processing by the Buyer
Aircraft Wiring Manual	AWM	CD-P	C	YES	2	90
	AWM	DD	C	YES	1	90	SGML data for further processing by the Buyer
Component Location Manual	CLM	P2	C	NO	1	90	For SA and LR Aircraft
Consumable Material List	CML	CD-P	G	YES	1	180
Duct Repair Manual	DRM	CD-P	E	NO	1	90	Upon request
Electrical Load Analysis	ELA	D	C	NO	1	0
Electrical Standard Practices Manual	ESPM	CD-P	G	YES	1	90
	ESPM	DD	G	YES	1	90	SGML data for further processing by the Buyer
Electrical Standard Practices booklet	ESP	P2	G	NO	1	90
Fuel Pipe Repair Manual	FPRM	P2	G	NO	1	90	Upon request
Illustrated Parts Catalog (Airframe)/Additional Cross Reference Table	IPC/ACRT	CD-A	C	YES	1	90	Contained on “ADRES” CD-ROM for SA and LR Aircraft
	IPC/ACRT	CD-P	C	YES	1	90	Optional to CD-A
Power Plant Build-Up Manual	PBM		C	NO	1	90	Supplied by power plant manufacturer - Only supplied by Airbus for A300.One per operator
Illustrated Parts Catalog (Power Plant)	PIPC		C	NO	1	90

Integrated in the Airframe IPC for SA and LR Aircraft for IAE engines (SA Aircraft) and Rolls-Royce engines (A340 Aircraft).For other Aircraft and engine types, supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS
Maintenance Facility Planning	MFP	CD-P	E	NO	1	360	Grouped with AC on one single CD-ROM
Maintenance Planning Document	MPD	CD-P	E	YES	1	360
Maintenance Review Board	MRB	P2	E	NO	1	360	MRB Report includes the Certification Maintenance Requirements (CMR) and Airworthiness Limitation Items (ALI) documents. One per operator.
Support Equipment Summary	SES	CD-P	G	NO	1	360	Grouped with TEM, TEI on one single CD-ROM. One per operator.
Tool and Equipment Bulletins	TEB	P1	E	NO	1	—	One per operator
Tool and Equipment Drawings	TED	AC	E	NO	1	360	One per operator
Tool and Equipment Index	TEI	CD-P	E	NO	1	360	Grouped with TEM, SES on a single CD-ROM. One per operator.
Illustrated Tool and Equipment Manual	TEM	CD-P	E	YES	1	360	Grouped with TEM, SES on a single CD-ROM. One per operator.
Technical Publications Combined Index	TPCI	CD-A	C	NO	1	90	One per operator
Trouble Shooting Manual	TSM	DD	C	YES	1	90	SGML data for further processing by the Buyer
	TSM	CD-A	C	YES	2	90	Contained on “CAATS” CD-ROM for SA and LR Aircraft
	TSM	CD-P	C	YES	2	90	Optional to CD-A
	IPC/ACRT	DD	C	YES	1	90	Issue date to be coordinated with Initial Provisioning Data delivery included in EXHIBIT “E” Spare Parts Procurement. Useful for SGML data processing only.

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
STRUCTURAL MANUALS
Nondestructive Testing Manual	NTM	CD-P	E	YES	1	90	One per operator
Nacelle Structural Repair Manual	NSRM	P2	E	YES	1	90	Supplied by Propulsion System Manufacturer
	NSRM	F	E	YES	1	90	Supplied by Propulsion System Manufacturer
Structural Repair Manual	SRM	CD-P	E	YES	1	90

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
OVERHAUL DATA
Component Evolution List	CEL	CD-P	G	NO	1	—	Delivered as follow-on for CDS
Component Maintenance Manual B Manufacturer	CMMM	CD-P	E	YES	1	90
Component Maintenance Manual B Vendor
	CMMV	FC	E	YES	1	90	One per operator
Cable Fabrication Manual	CFM	CD-P	E	NO	1	90	One per operator

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
ENGINEERING DOCUMENTS
Process and Material Specification	PMS	F	G	NO	1	0	One per operator
Standards Manual	SM	CD-P	G	NO	1	180	One per operator

NOMENCLATURE	Abbr	Form	Type	ATA	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport Planning	AC	CD-P	E	NO	1	360	Grouped with MFP on one single CD-ROM
ATA Breakdown Index	ATBI	P1	E	NO	1	360	Optional
CADETS (Technical Publications Training)	CADE	CD-A	G	NO	1	360
Aircraft Recovery Manual	ARM	CD-P	E	YES	1	90
Crash Crew Chart	CCC	P1	E	NO	1	180
Cargo Loading System Manual	CLS	P2	E/C	NO	1	180	CLS is Envelope (E) for SA and LR Aircraft and Customized (C) for WB Aircraft.
Guidelines for Customer Originated Changes	GCOC	P1	G	NO	1	0
List of Applicable Publications	LAP	P2	C	NO	1	90
List of Radioactive and Hazardous Elements	LRE	CD-P	G	NO	1	90
Livestock Transportation Manual	LTM	P2	E	NO	1	90
Service Bulletins	SB	D	C	YES	1	0	SGML data for further processing by the Buyer
Service Information Letters	SIL	CD-A	E	YES	1	0	On TPCI-CD-ROM
Supplier Product Support Agreements	SPSA	P2	E	NO	1	360	Envelope (E) for SA and LR Aircraft. One per operator
Supplier Product Support Agreements 2000	SPSA	CD-P	G	NO	1	360	Based on General Conditions of Purchase (GCP) 2000. One per operator
Transportability Manual	TM	P1	G	NO	1	180	One per operator
Vendor Information Manual	VIM	CD-A	G	NO	1	360	One per operator
Vendor Information Manual GSE	VIM/GSE	CD-A	G	NO	1	360	One per operator
Vendor Product Support Agreements	VPSA	P2	E	NO	1	360	Envelope (E) for WB Aircraft. One per operator.

WB = Wide Body: A310/A300-600

SA = Single Aisle: A318/A319/A320/A321

LR = Long Range: A330/A340

APPENDIX 4

[Copies of Clauses 7.2 and 8.5 of the General Terms Agreement]

EXHIBIT E                                      CERTIFICATE OF INSURANCE

[Refer to Aircraft Lease Agreement dated as [Redacted] between LESSEE and LESSOR (the “Lease”).  If applicable, insurance certificates from both the insurers and reinsurers will be provided.  If there is a LESSOR’s Lender, include references to it where appropriate after references to LESSOR.]

To:                            INTERNATIONAL LEASE FINANCE CORPORATION (“LESSOR”)

Until January 31, 2004:

1999 Avenue of the Stars, 39th Floor

Los Angeles, California 90067, U.S.A.

On and after February 1, 2004:

10250 Constellation Boulevard, 34th Floor

Los Angeles, California 90067, U.S.A.

Re:	FRONTIER AIRLINES, INC. (“LESSEE”)
Airbus A319-100
	Manufacturer’s Serial No.:	[TBD]
	Registration Mark:	N- (the “Aircraft”)

The following security has subscribed to the insurance and/or reinsurance policies:

[LIST COMPANIES & PERCENTAGES]

THIS IS TO CERTIFY THAT, as Insurance Brokers, we have effected Fleet Insurance in respect of aircraft owned or operated by LESSEE (including the Aircraft) as specified below.

AIRCRAFT HULL ALL RISKS

COVERING:

All risks of physical loss or damage to the Aircraft from any cause (subject only to the exclusions as specified below), for an Agreed Value of Aircraft in the amount of US$[list amount calculated in accordance with Article 19.1]

DEDUCTIBLES:

[Redacted] each and every loss (or such lesser amount as applicable to the rest of LESSEE’s fleet).  Not applicable to Total Loss/Constructive Total Loss or Arranged Total Loss

GEOGRAPHICAL COVERAGE:

Worldwide

AVIATION AND AIRLINE GENERAL THIRD PARTY LIABILITY

COVERING:

Aircraft Third Party, [Redacted] [Redacted] for combined single limit of not less than [Redacted] (or such higher amount as LESSEE may carry on any other aircraft in its fleet) any one accident/occurrence (but in the aggregate in relation to Products Liability), extended to cover LESSEE’s liability under the Lease to the extent of the risks covered by the policy including war and allied perils under Extended Coverage Endorsement as per AVN 52D (however, the total War and Allied Perils Liability Coverage including Third Party War Risks must be the same amount as the combined single limit either by the purchase of Excess Third Party War Risks insurance or through a government indemnity in accordance with Article 18.2) subject only to exclusions as specified below, unless otherwise agreed by LESSOR in writing

GEOGRAPHICAL LIMITS:

Worldwide

HULL WAR AND ALLIED PERILS

COVERING:

Hull War Risks as per LSW555.B, but including (a) confiscation or requisition (including by State of Registration and state where airline is domiciled), (b) hijacking or other unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) and covering claims excluded from Hull All Risks Policy while Aircraft outside Assured’s control by reason of perils insured under this policy, for an Agreed Value of Aircraft in the amount of US$[list amount calculated in accordance with Article 19.1]

DEDUCTIBLE:

No deductible

GEOGRAPHICAL LIMITS:

Worldwide

AIRCRAFT SPARES ALL RISKS INSURANCE

COVERING:

All risks of physical loss or damage to Aircraft Parts or spares or Engines at all times when removed from the Aircraft from whatever cause, subject only to the exclusions specified below, including the risks set down in AVN 48B other than paragraphs (a) and (b) thereof (but including paragraph (a) in respect of transit risks) for limits of not less than:

[Redacted]

[Redacted]

and covering:

[Redacted]

[Redacted]

DEDUCTIBLE:

[Redacted]

GEOGRAPHICAL COVERAGE:

Worldwide

CONTRACTUAL INDEMNITY

LESSEE has insurance coverage for the indemnities agreed to by LESSEE pursuant to Article 17 of the Lease.

PERIOD OF COVERAGE (ALL POLICIES)

From the Delivery Date of Aircraft to [EXPIRATION DATE]

It is further certified that LESSOR has an interest in respect of the Aircraft under the Lease.  Accordingly, with respect to losses occurring during the period from the Effective Date until the expiry of the Insurance or (except as provided in the next sentence) until the expiry or agreed termination of the Lease or until the obligations under the Lease are terminated by any action of the Insured or LESSOR and in consideration of the Additional Premium it is confirmed that the Insurance afforded by the Policy is in full force and effect and it is further agreed that the provisions set forth below are specifically endorsed to the Policy.  Notwithstanding the foregoing, if LESSEE has retained care, custody and control of the Aircraft even after such expiry or agreed termination of the Lease and LESSOR has not expressly agreed to insure the Aircraft, the Policy will remain in full force and effect until the earlier of expiry of the Insurance or the return of the Aircraft to LESSOR.

1.                            UNDER THE HULL (ALL RISKS AND HULL WAR AND ALLIED RISKS) AND AIRCRAFT SPARES INSURANCES

(a)                                              [Redacted] In respect of any claim on the Aircraft that becomes payable on the basis of a Total Loss, settlement will be made to, or to the order of LESSOR as sole loss payee, up to the Agreed Value.  With respect to repairable damage to an Aircraft or Engine, LESSOR will receive all insurance proceeds in excess of [Redacted] provided that upon receipt by the insurance broker of written notice of a material default on the part of LESSEE, all insurance proceeds which otherwise would be payable to LESSEE will be made directly to LESSOR.  In respect of any other claim, settlement (net of any relevant policy deductible) will be made with such party(ies) as may be necessary to repair the Aircraft unless otherwise agreed after consultation between the Insurers and the Insured and, where necessary under the terms of the Lease, LESSOR.  Such payments will only be made provided they are in compliance with all applicable laws and regulations.

(b)                                             Insurers agree [Redacted].

(c)                                              Insurers have no right to replace the Aircraft on a Total Loss (arranged, constructive or otherwise).

(d)                                             Insurers recognize that LESSEE and LESSOR have agreed that a Total Loss of the Airframe will constitute a Total Loss of the Aircraft.

(e)                                              In the event of a Total Loss of the Aircraft, Insurers agree to pay LESSOR all amounts up to the Agreed Value based solely upon LESSOR’s (not LESSEE’s) execution of the appropriate form of release/discharge document.  LESSOR may sign any required release in lieu of the Insured in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss.

(f)                                                “Cut-through clause”: Subject to the terms of Article 18.14, Insurers confirm that in the event of any claim arising under the hull insurances, the Reinsurers will in lieu of payment of the Insurers, its successors in interest and assigns, pay to the person named as sole loss payee under the original insurances that portion of any loss due for which the Reinsurers would otherwise be liable to pay the Insurers (subject to proof of loss), it being understood and agreed that any such payment by any Reinsurers will fully discharge and release such Reinsurer from any and all further liability in connection therewith and provide for payment to be made notwithstanding (i) any bankruptcy, insolvency, liquidation or dissolution of the Insurers and (ii) that the Insurers have made no payment under the original insurance policies.

(g)                                             Insurers confirm that under the insurance policies, if the Insured installs an engine owned by a third party on the Aircraft, either (i) the hull insurance will automatically increase to such higher amount as is necessary in order to satisfy both LESSOR’s requirement to receive the Agreed Value in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss and the amount required by the third party engine owner, or (ii) separate additional insurance on such engine will attach in order to satisfy separately the requirements of the Insured to such third party engine owner.

2.                            UNDER THE LEGAL LIABILITY INSURANCE

(a)                                              Subject to the provisions of this Endorsement, the Insurance will operate in all respects as if a separate Policy had been issued covering each party insured hereunder, but this provision will not operate to include any claim arising howsoever in respect of loss or damage to the Aircraft insured under the Hull or Spares Insurance of the Insured.  Notwithstanding the foregoing the total liability of Insurers in respect of any and all Insureds will not exceed the limits of liability stated in the Policy.

(b)                                             The Insurance provided hereunder will be primary and without right of contribution from any other insurance which may be available to LESSOR.

3.                            UNDER ALL INSURANCES

(a)                                              LESSOR, its successors and assigns, and (with respect to Aviation and Airline General Third Party Liability only) its directors, officers and employees for their respective rights and interests, are included as Additional Insureds.

(b)                                             The cover afforded to LESSOR by the Policy in accordance with this Endorsement will not be invalidated by any act or omission (including misrepresentation and non-disclosure) of any other person or party which results in a breach of any term, condition or warranty of the Policy.

(c)                                              LESSOR will have no responsibility for premium and insurers will waive any right of set-off or counterclaim against LESSOR except in respect of outstanding premium in respect of the Aircraft, provided that Insurer may only set-off for premiums against the proceeds of the hull insurance for outstanding premiums in connection with hull all risks and hull war and allied perils insurance.

(d)                                             Upon payment of any loss or claim to or on behalf of LESSOR, Insurers will to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of LESSOR indemnified hereby (but not against LESSOR).  Insurers will not exercise such rights without the consent of those indemnified, such consent not to be unreasonably withheld.  At the expense of Insurers LESSOR will do all things reasonably necessary to assist the Insurers to exercise said rights.

(e)                                              Except in respect of any provision for Cancellation or Automatic Termination specified in the Policy or any endorsement thereof, cover provided by this Endorsement may only be cancelled or materially altered in a manner adverse to LESSOR by the giving of not less than [Redacted] notice in writing to LESSOR.  Notice will be deemed to commence from the date such notice is given by the Insurers.  Such notice will NOT, however, be given at normal expiry date of the Policy or any endorsement.

4.                            EXCEPT AS SPECIFICALLY VARIED OR PROVIDED BY THE TERMS OF THIS CERTIFICATE

(a)                                              LESSOR IS COVERED BY THE POLICY SUBJECT TO ALL TERMS, CONDITIONS, LIMITATIONS, WARRANTIES, EXCLUSIONS AND CANCELLATION PROVISIONS THEREOF.

(b)                                             THE POLICY WILL NOT BE VARIED BY ANY PROVISIONS CONTAINED IN THE LEASE WHICH PURPORT TO SERVE AS AN ENDORSEMENT OR AMENDMENT TO THE POLICY.

SUBJECT (save as specifically stated in this Certificate) to policy terms, conditions, limitations and exclusions.

Yours faithfully,

[BROKERS]

EXHIBIT F                                      BROKERS’ LETTER OF UNDERTAKING

To:                                                                  INTERNATIONAL LEASE FINANCE CORPORATION

[Until January 31, 2004]

1999 Avenue of the Stars, 39th Floor

Los Angeles, California 90067, U.S.A.

[On and after February 1, 2004]

10250 Constellation Boulevard, 34th Floor

Los Angeles, California 90067, U.S.A.

Date:	Our Ref:

Re:	FRONTIER AIRLINES, INC. (“LESSEE”)
Airbus A319-100
	Manufacturer’s Serial No.:	[TBD]
	Registration Mark:	N- (the “Aircraft”)

Dear Sirs:

Dear Sirs:

We confirm that insurance has been effected for the account of [LESSEE] (the “Operator”) covering all aircraft owned or operated by them, including the above-referenced aircraft (the “Aircraft”).  [Also confirm, if applicable, the amount of any hull all risks or hull war and allied perils on the Aircraft which LESSEE is carrying in excess of the Agreed Value (which excess insurance would be payable to LESSEE).  Such excess insurance may not exceed[Redacted]]

Pursuant to instructions received from the Operator and in consideration of your approving the arrangement of the Operator’s “Fleet Policy” (under which the above-referenced Aircraft is insured) through the intermediary of ourselves as Brokers in connection with the insurance (the “Insurance”) mentioned in our Certificate of Insurance (Reference No. [     ] dated [     ] and attached hereto), we undertake as follows:

1.                             In relation to the Hull and War Risks Insurance to hold to your order the insurance Slips or Contracts and any Policies which may be issued or any policies substituted (with your consent) therefor (but only insofar as the same relate to the Aircraft only) and the benefit of the Hull and War Risks Insurance thereunder, but subject to our requirements to operate the Fleet Policy insofar as it relates to any other aircraft insured thereunder.

2.                             To advise you of any of the following:

(a)                                              If any insurer or the Operator cancels or gives notice of cancellation of any of the Insurance at least [Redacted] (or such lesser period as may be available in the case of War and Allied Perils) before such cancellation is to take effect in respect of the Aircraft.

(b)                                             Of any act or omission or of any event (including non-payment of premium) of which we have knowledge or are notified and which might invalidate or render unenforceable in whole or in part any of the Insurance, insofar as the same relate to the Aircraft.

(c)                                              If we do not receive instructions to renew all or any of the Insurance at least [Redacted] prior to their expiration.

(d)                                             If any of the Insurance are not renewed on the same terms (save as to premium and period of cover and as you might otherwise have notified us to be acceptable to you) [Redacted] prior to expiry thereof.

The above undertakings are given subject to our continuing appointment for the time being as Insurance Brokers to the Operator.

We also undertake to advise you if we cease to be Insurance Brokers to the Operator.

Yours faithfully,

EXHIBIT G                                    ESTOPPEL AND ACCEPTANCE CERTIFICATE

FRONTIER AIRLINES, INC. (“LESSEE”), a corporation organized under the laws of Colorado does hereby agree as follows:

1.                             LESSEE and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have entered into an Aircraft Lease Agreement dated as of October 23, 2003  (hereinafter referred to as the “Lease”).  Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

2.                             LESSEE has this          day of                     ,          (Time:                     ) at                                          received from LESSOR possession of:

(a)                                              One (1) Airbus A319-100 aircraft bearing Manufacturer’s serial number            and U.S. registration mark           , together with two (2) CFM56-5B5/P engines bearing manufacturer’s serial numbers            and            (each of which has 750 or more rated take-off horsepower) and an APU bearing manufacturer’s serial number         , all in airworthy condition.

(b)                                             All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines, APU and Parts.

(c)                                              The Manufacturer flyaway equipment (SFE) and LESSOR-furnished equipment (BFE) attached hereto.

3.                             The Aircraft had the following seating configuration at Delivery:

               first class seats

               business class seats

               coach class seats

4.                             The certified thrust rating of the Engines is                                    pounds (from data plate).

5.                             The maximum gross takeoff weight of the Aircraft is                                    pounds.

6.                             The amount of fuel on board at Delivery is                      (circle one) pounds/kilos (                 gallons).

7.                             All of the foregoing has been delivered and accepted on the date set forth above to LESSEE’s full satisfaction and pursuant to the terms and provisions of the Lease.

8.                             The Agreed Value of the Aircraft is US$                              .

9.                             The Aircraft, Engines, APU, Parts and Aircraft Documentation as described in the Lease have been fully examined by LESSEE and have been received in a condition fully satisfactory to LESSEE and in full conformity with the Lease in every respect.

10.                       The Lease is in full force and effect, LESSOR has fully, duly and timely performed all of its obligations of every kind or nature thereunder and LESSEE has no claims, offsets, deductions, set-off or defenses of any kind or nature in connection with the Lease.

11.                       LESSOR’s Lender may rely upon all of the foregoing in granting substantial financial accommodations to LESSOR and LESSEE understands and agrees that any funds being advanced by LESSOR’s Lender will be made in reliance upon the foregoing.

12.                       LESSEE has obtained all required permits, authorizations, licenses and fees of the State of Registration or any Government Entity thereof necessary in order for LESSEE to operate the Aircraft as permitted by the terms of the Lease.

Dated on the date set forth above

FRONTIER AIRLINES, INC.

By:

Title:

ATTACHMENTS:

1.                                     List of Aircraft Documentation

2.                                     List of Manufacturer Flyaway Equipment (SFE)

3.                                     List of LESSOR-Furnished Equipment (BFE)

ATTACHMENT 1 TO ESTOPPEL AND ACCEPTANCE CERTIFICATE

LIST OF AIRCRAFT DOCUMENTATION

(to be replaced at Delivery by actual inventory of manuals and records)

MANUALS (MINIMUM)

1.                                     Approved Airplane Flight Manual

2.                                     Airplane Flight Operation Manual

3.                                     Quick Reference Handbook

4.                                     Weight and Balance Manual

5.                                     Aircraft Maintenance Manual

6.                                     Illustrated Parts Catalog

7.                                     Structural Repair Manual

8.                                     Wiring Diagram Manual

AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS

1.                                       Copies of original Certificates delivered by Airbus:

a.  Airworthiness Certificate for Export

b.  Radio installation conformity certificate

c.  Noise limitation certificate

2.                                       Copies of original Documents delivered by Airbus:

a.  Airworthiness Directive Compliance list

b.  Aircraft inspection report

c.  Aircraft Definition Report

d.  Weighing report

3.                                       Copies of current Certificates:

a.  Airworthiness Certificate

b.  Noise limitation

c.  Radio license

d.  Interior material burn certificates

e.  Certificate of Export

f.  Aircraft deregistration confirmation

e.  Aircraft Registration

4.                                       Letters signed and stamped by Quality Assurance:

a.  Current aircraft hours and cycles

b.  Current engines hours and cycles

c.  Accident and Incident report

d.  Summary of Maintenance Program

e.  AD compliance during the lease term

5.                                       Aircraft log books and Aircraft readiness log

6.                                       Aircraft Hard Time (HT) inspection status

7.                                       One year forecast for HT inspection

8.                                       Aircraft Modification status, including service bulletins

9.                                       Last weighing report prior to redelivery

10.                                 AD compliance report with original signoffs

11.                                 Routine and non-routine job cards of the last 4C/5Y and 8C/10Y checks

12.                                 Past year pilots and maintenance discrepancies

13.                                 Major and Minor structural repairs with applicable approvals

14.                                 Compass Swing report of the last three years

15.                                 Cabin Configuration drawing (LOPA)

16.                                 Emergency equipment location drawing

17.                                 Engineering data package for all modifications

ENGINES RECORDS

1.                                       Last test cell run reports

2.                                       Life-limited Parts status and traceability

3                                          AD compliance report with original signoffs

4.                                       Engine Modification / service bulletin /inspection report and applicable forms

5.                                       Last heavy maintenance records for each module

6.                                       Engine log books

7.                                       Engine removal history

8.                                       Past year trend monitoring reports

9.                                       Historical borescope reports

10.                                 Engine component report

APU RECORDS

1.                                       APU status (FH, FC, limits)

2.                                       Life-limited Part status and traceability

3.                                       AD compliance with original signoffs

4.                                       Modification status

5.                                       Last heavy maintenance documents

6.                                       APU log books

7.                                       Last test cell report

COMPONENT RECORDS

1.                                       Aircraft component inventory

2.                                       Hard time component inventory

3.                                       All required serviceable tags

4.                                       Landing Gear status with last overhaul and life-limited Part status

5.                                       AD compliance with original signoffs

6.                                       Modification status

ATTACHMENT 2 TO ESTOPPEL AND ACCEPTANCE CERTIFICATE

LIST OF MANUFACTURER FLYAWAY EQUIPMENT (SFE)

ATTACHMENT 3 TO ESTOPPEL AND ACCEPTANCE CERTIFICATE

LIST OF LESSOR-FURNISHED EQUIPMENT (BFE)

EXHIBIT H                                    OPINION OF COUNSEL

[SEE ATTACHED]

EXHIBIT I                                         ASSIGNMENT OF RIGHTS (AIRFRAME)

This Assignment of Warranty and Support Rights is made this              day of                               ,              (the “Assignment Agreement”)

BETWEEN

(1)                                INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, United States of America, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067, U.S.A. (“ILFC”); and

(2)                                FRONTIER AIRLINES, INC. a Colorado corporation whose address and principal place of business is at Frontier Center One, 7001 Tower Road, Denver, Colorado 80249, U.S.A. (“LESSEE”)

1.                            Preamble.    In connection with the lease by ILFC to LESSEE of one Airbus A319-100 aircraft bearing manufacturer’s serial number [TBD] (the “Aircraft”), reference is made to the following documents:

(a)                                              the Airbus A319-100 Purchase Agreement between ILFC and AVSA, S.A.R.L. (“AVSA”) dated as of January 11, 1999, as further amended (the “Purchase Agreement”), under which ILFC agreed to purchase the Aircraft;

(b)                                             the General Terms Agreement between ILFC and AVSA dated as of November 10, 1988 (the “G.T.A.”);

(c)                                              the Product Support Agreement (“Exhibit E”) applicable to the Purchase Agreement (the “Support Agreement”);

(d)                                             the Aircraft Lease Agreement between ILFC and LESSEE dated as of May      , 2000 (the “Lease Agreement”);

(e)                                              the Participation Agreement between ILFC and LESSEE dated as of                                ,              (the “Participation Agreement”).

2.                            Assignment.    Pursuant to the Lease Agreement, ILFC will lease the Aircraft to LESSEE, including in such Lease Agreement a commitment to assign to LESSEE certain warranty and other rights related to the Aircraft under the Purchase Agreement, the G.T.A. and the Support Agreement.  With effect from the actual delivery date of the Aircraft by AVSA to ILFC in respect of (a), (b) and (d) below, and with effect from the date hereof in respect of (c) below, ILFC therefore hereby assigns to LESSEE and LESSEE accepts the assignment on the terms and conditions specified herein of the following rights (the “Rights”) under the provisions indicated (the “Assigned Provisions”) with respect to the Aircraft:

(a)                                              [Redacted];

(b)                                             [Redacted];

(c)                                              [Redacted];

(d)                                             [Redacted].

3.                            Conditions of Assignment.    This Assignment Agreement is made subject to the following conditions:

(a)                                              LESSEE hereby agrees to be bound by and to comply with all applicable terms, conditions and limitations of [Redacted] with respect to the exercise of any of the Rights and [Redacted].

(b)                                             Nothing contained herein shall subject AVSA to any liability or additional obligations whatsoever to which it would not otherwise be subject under the Purchase Agreement, the G.T.A. and the Support Agreement or, except to the extent set forth in section 3(c) below, modify in any respect whatsoever its contractual rights under the said agreements.

(c)                                              So long as this Assignment Agreement is in full force and effect, LESSEE and not ILFC will be responsible for compliance with [Redacted], in each case with respect to the Aircraft.  Upon termination of this Assignment Agreement, ILFC shall once again be bound by such clauses with respect to the rights and benefits described in section 2 above received by ILFC in connection with the Aircraft.

(d)                                             [Redacted].

4.                            Reassignment.    Upon termination of the Lease Agreement between ILFC and LESSEE, and provided that LESSEE and ILFC shall have furnished AVSA with written notice thereof, upon receipt of such notice by AVSA, the rights contained herein shall automatically be reassigned to ILFC.

5.                            Assignment by LESSEE.    Except as permitted under Article 24 of the Lease Agreement, the rights of ILFC and LESSEE under this Assignment Agreement in respect of the Purchase Agreement, the G.T.A. and the Support Agreement shall not be further assigned by the parties hereto.

6.                            Notification

(a)                                              It shall be a condition precedent to this Assignment Agreement that this Assignment Agreement shall, at the expense of LESSEE, be notified to AVSA within 2 weeks of the date hereof pursuant to Article 1690 of the French Civil Code.

(b)                                             All notices and requests required or authorized under this Assignment Agreement shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by internationally recognized courier service or by telefax directed as set forth below:

ILFC shall be addressed at:

[Until January 31, 2004]
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067, U.S.A.

[On and after February 1, 2004]
10250 Constellation Boulevard, 34th Floor
Los Angeles, California 90067, U.S.A.

Attention:	Senior Vice President-Technical

Fax:	[Redacted]
Telephone:	[Redacted]

LESSEE shall be addressed at:

Frontier Center One 7001 Tower Road Denver, CO 80249, U.S.A.

Attention:	General Counsel

Fax:	[Redacted]
Telephone:	[Redacted]

AVSA shall be addressed at:

2 Rond-Point Maurice Bellonte 31 700 Blagnac, France

Attention:	Director Contracts

Fax:	[Redacted]
Telephone:	[Redacted]

or at such other address or to such other person as the party receiving the notice or request may designate from time to time.

Such notice or request shall be deemed to be effective in the case of (aa) personal delivery, on the date upon which personally delivered, (bb) delivery by courier, on the date of receipt or (cc) telefax transmission, on the date of confirmation of successful transmission.

7.                            Consent of AVSA.    It shall be a condition precedent to this Assignment Agreement that AVSA execute the Consent contained in Schedule 1 hereto.

8.                            Applicable Law and Jurisdiction.    THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AND THE PARTIES AGREE THAT ANY COMPETENT FEDERAL COURT LOCATED IN NEW YORK, NEW YORK SHALL HAVE JURISDICTION OVER ANY DISPUTE ARISING IN CONNECTION HEREWITH.  [Redacted]

9.                            Confidentiality.    Subject to any legal or governmental requirements of disclosure, ILFC and LESSEE shall keep confidential the terms and conditions of this Assignment Agreement and the clauses from the G.T.A. and Support Agreement provided to LESSEE provided that ILFC and LESSEE may disclose such materials to their professional advisors.

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed on their behalf by their duly authorized officers.

INTERNATIONAL LEASE FINANCE CORPORATION	FRONTIER AIRLINES, INC.

By:	By:

Its:	Its:

SCHEDULE 1

[DATE]

Re:                             ILFC/FRONTIER AIRLINES (“LESSEE”): ASSIGNMENT OF WARRANTY AND SUPPORT RIGHTS

Dear Sirs,

1.                                     Reference is made to the Assignment of Warranty and Support Rights dated                                    ,                    between ILFC and LESSEE (the “Assignment Agreement”) concerning the assignment of certain warranty rights under the [Redacted] with respect to the Aircraft.

2.                                     All terms defined herein bear the meaning ascribed hereto in the Assignment Agreement.

3.                                     AVSA hereby consents to the assignment and reassignment contained in Clauses 2 and 4 respectively of the Assignment Agreement on the terms and conditions therein, subject to the following conditions:

(a)                                              AVSA shall have received formal notification of the Assignment Agreement;

(b)                                             AVSA shall not be subject by reason of the Assignment Agreement to any liability or additional obligations whatsoever to which it would not otherwise be subject under the Purchase Agreement, the G.T.A. and the Support Agreement or modify in any respect whatsoever its contractual rights under the said agreements;

(c)                                              So long as the Assignment Agreement is in full force and effect, LESSEE and not ILFC will be responsible for compliance with [Redacted].  Upon termination of the Assignment Agreement, ILFC shall once again be bound by such clauses with respect to the rights and benefits described in [Redacted] in connection with the Aircraft.

(d)                                             LESSEE hereby agrees to be bound by and to comply with all applicable terms, conditions and limitations of [Redacted] with respect to the exercise of any of the Rights and to be bound by the covenants of the Buyer in the Assigned Provisions to the same extent as if LESSEE had been named “Buyer” of the Aircraft under the Purchase Agreement.

(e)                                              Other than with respect to the obligations assumed by LESSEE under the Assignment Agreement as set forth in section 3(a) above, ILFC shall remain fully bound by all provisions of the [Redacted].

4.                                     This Consent shall be governed by and construed in accordance with the laws of the State of New York and any dispute arising hereunder shall be referred to the federal court located in New York, New York.  [Redacted].

For and on behalf of AVSA, S.A.R.L.

By:

Title:

Date:

Signed in acknowledgment for and on behalf of	Signed in acknowledgment for and on behalf of

INTERNATIONAL LEASE FINANCE CORPORATION	FRONTIER AIRLINES, INC.

By:	By:

Its:	Its:

EXHIBIT J	ASSIGNMENT OF RIGHTS (ENGINES)

[INSERT MANUFACTURER FORM AGREEMENT]

[Date]

CFM INTERNATIONAL, INC.

1 Neumann Way, J-165

Cincinnati, Ohio  45215

Attention:  Commercial Contracts

Reference is hereby made to that Consent to Assignment made as of April 29, 1988 (the “Consent to Assignment”), by and between CFM INTERNATIONAL, INC. (“CFMI”) and INTERNATIONAL LEASE FINANCE CORPORATION (“ILFC”).  Terms defined in the Consent to Assignment are used herein with the same meaning as in the Consent to Assignment.

As of                                , ILFC has assigned all of its rights and interest in, to and under the Engine Warranties to FRONTIER AIRLINES, INC.(“Assignee”) in connection with its lease to Assignee of an A319-100 aircraft (the “Aircraft”) together with two (2) CFMI Model CFM56-5B5/P bearing Manufacturer’s Serial Numbers              and            (the “Engines”) as of the date each such Engine was delivered to Assignee.  Such assignment shall be effective from such date until ILFC notifies CFMI that such assignment has been terminated.

The Assignee has accepted such assignment and all the limitations and liabilities pertaining to the Engine Warranties as stated in the provisions of the GTA listed in Schedule 2 to the Consent to Assignment.

A copy of the aforesaid assignment is attached hereto.

Very truly yours,
INTERNATIONAL LEASE FINANCE CORPORATION

By:

Title:

ASSIGNMENT OF WARRANTIES

[DATE]

In consideration of FRONTIER AIRLINES, INC. (“Lessee”) leasing from International Lease Finance Corporation (“ILFC”) one (1) Airbus A319-100 aircraft together two (2) CFMI Model CFM56-5B5/P engines bearing manufacturer’s serial numbers               and              , it is hereby agreed as follows:

1.                                     ILFC hereby assigns and transfers to Lessee all of ILFC’s respective rights and interest in and to and in and under the Engine Warranties set forth in and subject to the limitations and liabilities set forth in Exhibit B Warranty, Section X (the “Engine Warranties”) of CFM International, Inc. - ILFC General Terms Agreement No. 6-3987 dated 22 June 1984 (the “GTA”) during the term of such lease so long as Lessee is not in default thereunder.

2.                                     Lessee hereby accepts such assignment including all the limitations and liabilities pertaining to said Engine Warranties as stated in the provisions of Exhibit B Warranty, Section X of the GTA.

3.                                     This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns to the extent permitted by the GTA and hereunder.

4.                                     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

5.                                     This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument and any party may execute this Agreement by signing any counterpart.

IN WITNESS WHEREOF, the authorized representative of the parties hereto have executed this Agreement as of the day and year first above written.

For and on behalf of	For and on behalf of
INTERNATIONAL LEASE FINANCE	FRONTIER AIRLINES, INC.
CORPORATION

By:	By:

Its:	Its:

EXHIBIT K	RETURN ACCEPTANCE RECEIPT

Date:                                        ,

1.                             FRONTIER AIRLINES, INC. as LESSEE, and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have entered into an Aircraft Lease Agreement dated as of October 23, 2003 (the “Lease”).  Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

2.                             LESSOR has this             day of                   ,                  (Time:                    ) at                                received from LESSEE possession of:

(a)                                              One (1) Airbus A319-100 Aircraft bearing Manufacturer’s serial number               together with two (2) CFM56-5B5/P Engines bearing manufacturer’s serial numbers              and             , an APU bearing manufacturer’s serial number            , and all Parts attached thereto and thereon in an airworthy condition and

(b)                                             All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines, APU and Parts, as listed in the Document Receipt attached hereto.

3.                             The Aircraft had the following seating configuration at return:

                 first class seats

                 business class seats

                 coach class seats

4.                                         The Airframe, Engines, APU and Parts had the following hours/cycles at return:

(a)                           Airframe:

Maximum gross takeoff weight:                                      pounds

Total hours:                                    Total Landings:

Date last “C” check performed:

              hours/               cycles since last “C” check

Date last “4C/5Y” check performed:

              hours/               cycles since last “4C/5Y” check

Date last “8C/10Y” check performed:

              hours/               cycles since last “8C/10Y” check

(b)                          Engines:

Certified thrust rating:                                    pounds (from data plate)

Position	Serial No.	Total Hours	Total Cycles	Hrs/Cycles since last performance restoration shop visit

Position	Part Name	Part Number	Cycles Remaining to Next Life-limited Part Removal

(c)                                              APU:   MSN

Total hours:

           hours/            cycles since last hot section refurbishment

           hours/            cycles remaining on APU life-limited Parts

(d)                                             Landing Gear:

Position	Serial No.	Total Hrs/Cycles	Hrs/Cycles/Days since last Overhaul	Date of last Overhaul

Nose
Left Main
Right Main

(e)                                              Fuel on board at return:                      (circle one) pounds/kilos (                    gallons)

5.                             Other technical information regarding the Aircraft and its components are correctly set forth on the Technical Evaluation Report (in the form of Exhibit L) attached hereto.

6.                             With reference to Article 13.8 of the Lease regarding reimbursement from the Reserves after return of the Aircraft:

There are no claims for reimbursement from the Reserves which will be submitted after the date hereof.
or
Claims for reimbursement from the Reserves will be submitted after the date hereof for the following:
	Type of Work	Estimated Invoice Amount

7.                             The above specified aircraft, engines and documentation are hereby accepted by LESSOR subject to (a) the provisions of the Lease and (b) correction by LESSEE (or procurement by LESSEE at LESSEE’s cost) as soon as reasonably possible of the discrepancies specified in Attachment 2 hereto.

8.                             Subject to the following paragraph, the leasing of the Aircraft by LESSOR to LESSEE pursuant to the Lease is hereby terminated without prejudice to LESSEE’s continuing obligations under the Lease including, without limitation, paragraph 6(b) above and Articles 10.5, 16 and 17.

9.                             LESSEE represents and warrants that during the term of the Lease all maintenance and repairs to the Airframe and Engines were performed in accordance with the requirements contained in the Lease.  LESSEE further confirms that all of its obligations under the Lease whether accruing prior to the date hereof or which survive the termination of the Lease by their terms and accrue after the date hereof, will remain in full force and effect until all such obligations have been satisfactorily completed.

10.                                   This Return Acceptance Receipt is executed and delivered by the parties in [place].

IN WITNESS WHEREOF, the parties hereto have caused this Return Acceptance Receipt to be executed in their respective corporate names by their duly authorized representatives as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION	FRONTIER AIRLINES, INC.

By:	By:

Its:	Its:

ATTACHMENTS:

1.                                     List of Aircraft Documentation

2.                                     List of Loose Equipment

3.                                     Free-of-Charge Kits

4.                                     List of Discrepancies

5.                                     Engine Power Assurance Test Conditions and Results

6.                                     Dent and Damage Chart

7.                                     Incident/Accident Letter

8.                                     Technical Evaluation Report (in the form of Exhibit L)

EXHIBIT L	MONTHLY REPORT

(SEE FOLLOWING SHEET)

MONTHLY AIRCRAFT UTILIZATION AND STATUS REPORT

Report Due Date:

To:	INTERNATIONAL LEASE FINANCE CORPORATION	Fax: [Redacted]
[Until January 31, 2004]
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90067, U.S.A.

[On and after February 1, 2004]
10250 Constellation Boulevard, 34th Floor
Los Angeles, California 90067, U.S.A.

From:	FRONTIER AIRLINES
Contact:			Fax:

AIRCRAFT TYPE:	Airbus A319-100
ENGINE TYPE:	CFM56-5B5/P	REGISTRATION:		N-
SERIAL NUMBER:	[TBD]	MONTH OF:

NOTE:                                    PLEASE RECORD TIME IN HOURS AND MINUTES NOT DECIMALS.

Aircraft Total Time Since New As Of Last Month:	Hours:	Min:
Aircraft Total Time Since New:	Hours:	Min:
Aircraft Total Cycles Since New:	Cycles:
Airframe Hours Flown During Month:	Hours:	Min:
Airframe Cycles/Landings During Month:	Cycles:
Date of return from last “4C/5Y” or “8C/10Y” Check:
Time Remaining to next “4C/5Y” or “8C/10Y” Check:

	HOURS OR CYCLES FLOWN DURING MONTH (as applicable)		x	US$ PER HOUR OR CYCLE (as applicable)	=	RESERVES
TOTAL AIRFRAME:	Hrs:		x		=
TOTAL LANDING GEAR:	Hrs:		x		=
Original Engine Serial Number:	Hrs:	Min:	x		=

	Cycles				=
Original Engine Serial Number:	Hrs:	Min:	x		=

	Cycles				=
TOTAL AMOUNT OF RESERVES (US$) PAID THIS MONTH:						US$

1

Monthly Aircraft Utilization and Status Report

From:  FRONTIER AIRLINES

ENGINE SERIAL NUMBER:	ENGINE SERIAL NUMBER:

ORIGINAL POSITION:	ORIGINAL POSITION:

ACTUAL LOCATION:	ACTUAL LOCATION:

CURRENT THRUST RATING:	CURRENT THRUST RATING:

HOURS:/MIN:	HOURS:/MIN:

Total Time Since New As Of Last Month:	Total Time Since New As Of Last Month:

Total Time Since New:	Total Time Since New:

Total Cycles Since New:	Total Cycles Since New:

Hours Flown During Month:	Hours Flown During Month:

Cycles During Month:	Cycles During Month:

DATE OF REINSTALLATION FOLLOWING LAST HEAVY MAINTENANCE VISIT:	DATE OF REINSTALLATION FOLLOWING LAST HEAVY MAINTENANCE VISIT:

IMPORTANT:	IF ILFC-OWNED ENGINE IS REMOVED OR INSTALLED ON ANOTHER AIRCRAFT, IT MUST BE REPORTED MONTHLY ON THIS FORM.

2

EXHIBIT M	AIRCRAFT DOCUMENTATION

AIRCRAFT RECORDS

1.               Copies of original Certificates delivered by Airbus:

a.  Airworthiness Certificate for Export

b.  Radio installation conformity certificate

c.  Noise limitation certificate

2.               Copies of original Documents delivered by Airbus:

a.  Airworthiness Directive Compliance list

b.  Aircraft inspection report

c.  Aircraft Definition Report

d.  Weighing report

3.               Copies of current Certificates:

a.  Airworthiness Certificate

b.  Noise limitation

c.  Radio license

d.  Interior material burn certificates

e.  Certificate of Export

f.  Aircraft deregistration confirmation

e.  Aircraft Registration

4.               Letters signed and stamped by Quality Assurance:

a.  Current aircraft hours and cycles

b.  Current engines hours and cycles

c.  Accident and Incident report

d.  Summary of Maintenance Program

e.  AD compliance during the lease term

5.               Aircraft log books and Aircraft readiness log.

6.               Aircraft Hard Time (HT) inspection status.

7.               One year forecast for HT inspection.

8.               Aircraft Modification status, including service bulletins.

9.               Last weighing report prior to redelivery.

10.         AD compliance report with original signoffs.

11.         Routine and non-routine job cards of the last “C”, “4C/5Y” and “8C/10Y” checks.

12.         Past year pilots and maintenance discrepancies.

13.         Major and Minor structural repairs with applicable approvals.

14.         Compass Swing report of the last three years.

15.         Cabin Configuration drawing (LOPA).

16.         Emergency equipment location drawing.

17.         Last X-RAYs

ENGINES RECORDS

1.               Last test cell run reports.

2.               Life Limited Parts status and traceability.

3.               AD compliance report with original signoffs.

4.               Engine Modification / service bulletin /inspection report and applicable forms.

5.               Last heavy maintenance records for each module.

6.               Engine log books.

7.               Engine removal history.

8.               Past year trend monitoring reports.

9.               Historical borescope reports.

10.         Engine component report.

APU RECORDS

1.               APU status (FH, FC, limits).

2.               Life limited Part status and traceability.

3.               AD compliance with original signoffs.

4.               Modification status.

5.               Last heavy maintenance documents.

6.               APU log books.

7.               Last test cell report.

COMPONENT RECORDS

1.               Aircraft component inventory.

2.               Hard time component inventory.

3.               All serviceable tags.

4.               Landing Gear status with last overhaul and life limited Part status.

5.               AD compliance with original signoffs.

6.               Modification status.

EXHIBIT N	TECHNICAL EVALUATION REPORT

(SEE FOLLOWING SHEETS)

TABLE OF CONTENTS

AIRCRAFT SUMMARY

MAINTENANCE & INSPECTION

LANDING GEAR

ENGINES

AUXILIARY POWER UNIT (APU)

PASSENGER CABIN CONFIGURATION (Seating)

GALLEY PROVISIONS

LAVATORIES, AUDIO/ENTERTAINMENT, CARGO, INTERIOR

HYDRAULIC, FUEL, WEIGHT & BALANCE

AVIONICS SYSTEMS

INSPECTOR RECORD

AIRCRAFT SUMMARY as of	(date):

Aircraft Make	Airbus Industries	Model

FUS No.		S/N

MFG Date:

Current Registration:		Country:

Previous Registration:		Country:

Annual Utilization:		Hour/Cycle Ratio:

Total Aircraft Time:	TAT (Hrs)	As of (date):

Total Aircraft Cycles:	TAC (Cyc)

Time Since Last AC@ or equivalent Check:	(Hrs)	(Cyc)

Time Since Last Structural Check:	(Hrs)	(Cyc)

Engine Make:	Model:	Thrust Rating:

Engine:	1 S/N:	2 S/N:

TSN: (Hrs)

CSN: (Cyc)

1

IMPORTANT NOTE:  THE ENGINE SERIAL NUMBERS SPECIFIED ON THIS REPORT REFLECT THE LESSOR OWNED ENGINE SERIAL NUMBERS.  IF THE ENGINE SERIAL NUMBERS ARE NOT IDENTIFIED ON THIS REPORT, THEN PLEASE PROVIDE DATA FOR THE ENGINES ORIGINALLY DELIVERED WITH THE AIRCRAFT (LESSOR OWNED ENGINES).

2

MAINTENANCE PROGRAM GENERAL

Aircraft Maintenance Program Provided By:	☐ Operator:		☐ Other:

Program Approved By Authority Of:	☐ FAA Approved		☐ Other:

Repair Station Providing Service:

Repair Station Number:			☐ FAA Approved?	☐ Yes	☐ No

Primary Line Maintenance Provided By?:	☐ Operator		☐ Contract Service

Reliability Controlled Maintenance Program?	☐ Yes	☐ No

Component Tags Available For Controlled Components:	☐ Yes	☐ No

	At Aircraft Delivery	Currently Approved By Local Aviation Authority	Currently Operated/Maintained

ETOPS Qualification:	Minutes	Minutes	Minutes

Auto Land Qualification:	CAT I, II, IIIa, IIIb, IIIc	CAT I, II, IIIa, IIIb, IIIc	CAT I, II, IIIa, IIIb, IIIc
(Circle one that applies)

MAINTENANCE & INSPECTION PROGRAM DESCRIPTION

Check	Operator’s Nomenclature	Calendar	Frequency Hours	Cycles	Number of Phases

“C”

3

Check	Operator’s Nomenclature	Calendar	Frequency Hours	Cycles	Number of Phases

“D@ or Structural Program

4

MAINTENANCE & INSPECTION PROGRAM STATUS

	Phase or Equivalent	Date	Aircraft TAT	Aircraft TAC

Next “C” Phase or Equivalent:

Last “C” Phase or Equivalent:

Time Remaining to Next Phase:	(Days)	(Hrs)	(Cyc)

Structural Cards Worked During Last “C” Phase?:		☐ Yes	☐ No

CPCP Cards Worked During Last “C” Phase?:		☐ Yes	☐ No

Next “D” Phase or Equivalent Structural:

Last “D” Phase or Equivalent Structural:

Time Remaining to Next Phase:	(Days)	(Hrs)	(Cyc)

CPCP Cards Worked During Last “D” Phase?:		☐ Yes	☐ No

Next CPCP Phase:

Last CPCP Phase:

Time Remaining to Next Phase:	(Days)	(Hrs)	(Cyc)

Date of Last ATC Transponder Test:	#1	#2

Date of Last Flight Recorder Check:

Date of Last Aircraft Weighing:

5

LANDING GEAR

MLG Tires:	(Size)	(MPH Rating)	(MFG)
NLG Tires:	(Size)	(MPH Rating)	(MFG)

Brake Manufacture:	Type:	[ ] Steel	[ ] Carbon

LEFT MAIN :		P/N	S/N

Agency Performing Service:				Cert #

Last Overhaul:	(Date)	(Hrs)		(Cyc)

Approved Overhaul Interval:		(Hrs)		(Cyc)

Time Since Last Overhaul:		(Hrs)		(Cyc)

Time Remaining to Next Overhaul:		(Hrs)		(Cyc)

RIGHT MAIN :		P/N	S/N

Agency Performing Service:				Cert #

Last Overhaul:	(Date)	(Hrs)		(Cyc)

Approved Overhaul Interval:		(Hrs)		(Cyc)

Time Since Last Overhaul:		(Hrs)		(Cyc)

Time Remaining to Next Overhaul:		(Hrs)		(Cyc)

NOSE MAIN :		P/N	S/N

Agency Performing Service:				Cert #

Last Overhaul:	(Date)	(Hrs)		(Cyc)

Approved Overhaul Interval:		(Hrs)		(Cyc)

Time Since Last Overhaul:		(Hrs)		(Cyc)

Time Remaining to Next Overhaul:		(Hrs)		(Cyc)

6

ENGINES

ENGINE MAINTENANCE PROGRAM

Engine Maintenance

Program Provided

By:

Engine Condition	☐ Yes	☐ No
Monitoring Trend
Analysis Program?:

Engine Oil Type:

Engine(s) operated at INCREASED or DECREASED Thrust Rating; Program limitations & required Mods. to operate at designated thrust rating

7

ENGINE SPECIFICATIONS

ENGINE NUMBER 1

Engine Make:	Model:			S/N:

Date of Mfg:		Total Time:	(Hrs)		(Cyc)

Time Since Last Performance Restoration Visit:	(Visit Date)		(Hrs)		(Cyc)

Time Since Last Shop Visit:	(visit Date)		(Hrs)		(Cyc)

Test Cell EGT Margin:

Work Scope of Last Shop Visit:

Agency Performing Service:

Agency FAA Approved?:	☐ Yes	☐ No		Cert. #:

1st LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

2nd LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

*Provide a copy of a current Disk Sheet for all modules.

8

ENGINE SPECIFICATIONS

ENGINE NUMBER 2

Engine Make:	Model:			S/N:

Date of Mfg:		Total Time:	(Hrs)		(Cyc)

Time Since Last Performance Restoration Visit:	(Visit Date)		(Hrs)		(Cyc)

Time Since Last Shop Visit:	(Visit Date)		(Hrs)		(Cyc)

Test Cell EGT Margin:

Work Scope of Last Shop Visit:

Agency Performing Service:

Agency FAA Approved?:	☐ Yes	☐ No		Cert. #:

1st LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

2nd LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

*Provide a copy of a current Disk Sheet for all modules.

9

AUXILIARY POWER UNIT

APU Make:	Model:	S/N:

Date of Mfg:	Total Time: (Hrs)		(Cyc)

APU Times Are Recorded By:	☐ APU Clock or ☐ A/C		Ratio	:

Time

Time Between Overhaul:	(Hrs)	(Cyc)

Time @ Last Hot Section Refurbishment:	(Date)	(Hrs)	(Cyc)

Time @ Last Overhaul:	(Date)	(Hrs)	(Cyc)

Time @ Last Shop Visit:	(Date)	(Hrs)	(Cyc)

Work Scope:

Agency Performing Service:	Location:	Cert. #:

Agency FAA Approved?:	☐ Yes	☐ No	APU Oil Type:

1st LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

2nd LIMITER*	Part Name:

	Allowable Life/Insp Limit:	(Hrs)	(Cyc)

	Total Component Time:	(Hrs)	(Cyc)

	Time Remaining:	(Hrs)	(Cyc)

10

PASSENGER CABIN CONFIGURATION

SEATING CONFIGURATION

Present Configuration Occupancy:	No. of Handicap Seats Installed:

Passenger Exit Door Configuration:

Air Stairs:	Installed / Partial Provision/ Full Provision (Circle One)

FIRST CLASS

Pax Qty:	Seat Mfg:	Model:	P/N:

Seats Fireblocked?	☐ Yes ☐ No	Color:

16 G Seat Installation: ☐ Yes ☐ No

BUSINESS CLASS

Pax Qty:	Seat Mfg:	Model:	P/N:

Seats Fireblocked?	☐ Yes ☐ No	Color:

16 G Seat Installation: ☐ Yes ☐ No

COACH CLASS

Pax Qty:	Seat Mfg:	Model:	P/N:

Seats Fireblocked?	☐ Yes ☐ No	Color:

16 G Seat Installation: ☐ Yes ☐ No

Provisions for Life Vests Under Seats?:	☐ Yes	☐ No

Entertainment Controls(PCU) Installed?:	☐ Yes	☐ No

Manufacturer:	Part Number:

11

Emergency Escape Path Lighting:	☐ Floor Mounted	☐ Seat Mounted

Configuration Drawing Number:		Source:

Engineering Order / Installation Document:

Installation FAA Approved?:	☐ Yes	☐ No	Method of Approval:

12

GALLEY PROVISIONS

GALLEY’s ARE (Check one):          ☐ Atlas Standard          ☐ KSSU Standard          ☐ Other

	GALLEY LOCATION	MANUFACTURER	MODEL NUMBER	PART NUMBER	EQUIPPED WaterPower
1.					[ ]	[ ]
2.					[ ]	[ ]
3.					[ ]	[ ]
4.					[ ]	[ ]
5.					[ ]	[ ]
6.					[ ]	[ ]
7.					[ ]	[ ]
8.					[ ]	[ ]
9.					[ ]	[ ]
10.					[ ]	[ ]

NOTE:  Galley Locations per Spec or LOPA drawing i.e., G1, G2 etc.

Galley Location numbers above correspond to the numbers below.

	OVENS	GALLEY INSERTS	REFER UNITS	CHILLERS	COFFEE MAKERS	WATER BOILERS	HOT JUGS	HOT CUPS	BEV JUGS
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

13

LAVOTORIES

Number of Lavatories:	Handicap Provisions?:	☐ Yes	☐ No

Locations:

IN-FLIGHT AUDIO & ENTERTAINMENT SYSTEM

Boarding Music:	☐ Yes	☐ No
Auto Evac & Warning:	☐ Yes	☐ No
Pre-Recorded Announcement:	☐ Yes	☐ No
Passenger Entertainment (Audio):	☐ Yes	☐ No
Passenger Entertainment (Video):	☐ Yes	☐ No

VTR Format:	☐ VHS	☐Hi-8	☐ Other

☐ Projector	☐ PSU Monitor	☐ Isle Monitor	☐ In-Seat
(Check All That Apply)

Passenger En-Route Information Display:	☐ Yes	☐ No

Telephone:	☐ Yes	☐ No	☐ Leased	☐ Owned	Satellite:	☐ Yes	☐ No

CARGO COMPARTMENT

Cargo Loading System Installed:	☐ Yes	☐ No
Smoke\Fire Detection System installed:	☐ Yes	☐ No
Fire Suppression System installed:	☐ Yes	☐ No

14

INTERIOR COLORS

Interior Color Scheme:	Carpets:	Curtains:

PLACARDS & LIGHTED SIGNS

English?:	☐ Yes	☐ No	Bi-Lingual?:	☐ Yes	☐ No

First Language:			Second Language:

15

HYDRAULIC SYSTEM

Type of Hydraulic Fluid Used:	(MFG):

FUEL SYSTEM

Total Fuel Capacity:	U.S. gallons	☐ lbs or ☐ kilos

Number of Tanks:	Auxiliary Tanks Installed?:	☐ Yes ☐ No

Auxiliary Tank Capacity:	U.S. gallons	☐ lbs or ☐ kilos

Fuel Instrumentation / Calibration:	☐ U.S. pounds	☐ kilograms

WEIGHT & BALANCE

Has Aircraft Been Modified For Increased Gross Weight by Current Lessee?:	☐ Yes	☐ No

From	MTOGW	To	MTOGW

Weight & Balance Manual Document No.:	Rev:

For the below weights specify AFM approved limits:

		POUNDS		KILOS
Maximum Takeoff Gross Weight:	(MTOGW)		/
Maximum Taxi Weight:	(MTW)		/
Maximum Landing Weight:	(MLW)		/
Manufacturer’s Empty Weight:	(MEW)		/
Maximum Zero Fuel Weight:	(MZFW)		/
Operational Empty Weight:	(OEW)		/

16

AVIONICS SYSTEMS

22  AUTO FLIGHT

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER
FMGC - Flight Management & Guidance Computer:
FAC - Flight Augmentation Computer:
FCU - Flight Control Unit:
MCDU - Multipurpose Control Display Unit:

23  COMMUNICATIONS

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER
CIDS Director - Cabin Intercommunications Data System
HF Transceiver:
VHF Transceiver:
Cockpit Voice Recorder:
PRAM Tape Reproducer (Pre-Recorded PAX Address):
MPES Tape Reproducer (Audio Entertainment):
Tape Reproducer (Video Entertainment):
Audio management unit/SELCAL Decoder:
ACARS Management Unit:
RMP - Radio Management Panel:

17

27 FLIGHT CONTROL COMPUTER

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER
ELAC - Elevator/Aileron Computer:
SFCC - Slat/flap Control Computer:
SEC - Spoiler/Elevator Computer:
FCDC - Flight Control Data Concentrator:

31  INDICATING AND RECORDING

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER
Multifunction Printer:
DFDR - Flight Data Recorder:
FDIU - Digital Flight Data Interface Unit:
Accelerometer:
FWC - Flight Warning Computers:
	Windshear Activated:	☐ Yes ☐ No
QAR - Quick Access Recorder:
AIDS - Aircraft Integrated Data System:

ELECTRONIC INSTRUMENT SYSTEM (EIS)
PFD - Primary Flight Display:
ND - Navigation Display:
SDACS - System Data Acquisition Concentrators:
Display Management Computers:
EWD - Engine/Warning Display:
SD - System Display:

18

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER
CFDIU - Centralized Fault Display Interface:

34  NAVIGATION

QTY	COMPONENT	MANUFACTURER	MODEL or PART NUMBER
ADIRU - Air Data/Inertial Reference System:
DME - Distance Measuring Equipment Interrogators:
VHF VOR/Marker Beacon Receiver:
VHF ILS Receiver:
DDRMI - Digital Distance & Radio Magnetic Indicator:
Radio Altimeter Transceiver:
Weather Radar Transceiver:
TCAS - Traffic Alert and Collision Avoidance System Computer:
ATC - Air Traffic Control System Transponder:
Microwave Landing Receiver:
GPWS - Ground Proximity Warning System:
ADF - Automatic Direction Finder Receiver:

19

INSPECTOR RECORD

INSPECTED BY:	DATE:

OPERATOR:	REGISTERED OWNER:

ADDRESS OF OPERATOR:

CONTACT (Name/Title):

TELEPHONE:		TELEFAX:

Email Address:

Department Contact	Name	Phone	Fax	Email
Quality Control:

Power Plant Engineering:

Maintenance Programs/Planning:

20